  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2016



                                                     REGISTRATION NOS. 333-73676
                                                                       811-03713
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-6
                                 ------------



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
PRE-EFFECTIVE AMENDMENT NO.                                       [ ]
POST-EFFECTIVE AMENDMENT NO. 22                                   [X]
                               AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 60                                                  [X]


                        (Check appropriate box or boxes)
                                 ------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact Name of Registrant)


                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)


               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (212) 578-9500

                              ERIC T. STEIGERWALT
                                   PRESIDENT
                       NEW ENGLAND LIFE INSURANCE COMPANY
                        11225 NORTH COMMUNITY HOUSE ROAD
                              CHARLOTTE, NC 28277

                    (Name and Address of Agent for Service)

                                    COPY TO:

                           W. THOMAS CONNER, ESQUIRE
                                 REED SMITH LLP
                          1301 K STREET, NW SUITE 1100
                              WASHINGTON, DC 20005

Approximate Date of Public Offering: On May 1, 2016 or as soon thereafter as practicable


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2016 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Registration Statement incorporates by reference the Prospectuses and Supplements dated May 1, 2015, April 28, 2014, April 29, 2013, April 30, 2012, May 1, 2011, May 1, 2010, May 1, 2009 and April 28, 2008 for the Zenith Flexible Life 2002 Policy, each as filed in Post-Effective Amendment No. 21 filed April 28, 2015, Post-Effective Amendment No. 20 filed April 22, 2014, Post-Effective Amendment No. 19 filed April 23, 2013, Post-Effective Amendment No. 18 filed April 25, 2012, Post-Effective Amendment No. 17 filed April 25, 2011, Post-Effective Amendment No. 16 filed April 23, 2010, Post-Effective Amendment No. 15 filed April 23, 2009 and Post-Effective Amendment No. 14 filed April 22, 2008, respectively, to the Registration Statement on Form N-6 (File No. 333-73676).

                                NEW ENGLAND LIFE
                               INSURANCE COMPANY
                           ZENITH FLEXIBLE LIFE 2002


                        Supplement Dated May 1, 2016 to

                        Prospectus Dated April 28, 2008


     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus for the above-referenced flexible premium variable life insurance Policies, as periodically and annually supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on request. The Policies are no longer available for sale.


     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is One Financial Center, Boston, Massachusetts 02111.



     On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such a separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation has not yet been set, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on the financial strength of any company that issues variable insurance products. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract, and New England Life Insurance Company will remain fully responsible for its respective contractual obligations to variable contract owners.



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.


     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKERCHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                   FEE TABLES


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The table below titled "Minimum and Maximum Total Annual Eligible Fund Operating Expenses" describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. This table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2015, before any fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future.

     More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund and in the table below titled "Eligible Fund Fees and Expenses". This table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2015 before and after any applicable fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.


     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.


     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-Account investing in the Met/Wellington Large Cap Research Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS(R) Research International Portfolio and 0.62% for the Sub-Account investing in the Oppenheimer Global Equity Portfolio.


     CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

     --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
   Total Annual Fund Operating Expenses
   (expenses that are deducted from Eligible Fund assets, including management fees, distribution
    and/or service (12b-1) fees, and other expenses)......................................    0.27%       1.00%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


     The following table is a summary. For more complete information on Eligible Fund fees and expenses, please refer to the prospectus for each Eligible Fund.




                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                  FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund.................    0.37%     0.25%            0.01%
American Funds Global Small
 Capitalization Fund.....................    0.69%     0.25%            0.04%
American Funds Growth Fund...............    0.33%     0.25%            0.02%
American Funds Growth-Income Fund........    0.27%     0.25%            0.02%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio..................    0.45%     --             0.09%



                                            ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                           FUND FEES     ANNUAL        AND/OR       ANNUAL
                                              AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                               EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund.................   --          0.63%           --          0.63%
American Funds Global Small
 Capitalization Fund.....................   --          0.98%           --          0.98%
American Funds Growth Fund...............   --          0.60%           --          0.60%
American Funds Growth-Income Fund........   --          0.54%           --          0.54%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.................. 0.08%         0.62%           --          0.62%

                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                           FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio..............    0.60%          --        0.04%
ClearBridge Aggressive Growth Portfolio...........    0.55%          --        0.02%
Harris Oakmark International Portfolio............    0.77%          --        0.06%
Invesco Mid Cap Value Portfolio...................    0.64%          --        0.04%
Invesco Small Cap Growth Portfolio................    0.85%          --        0.02%
Met/Wellington Large Cap Research
 Portfolio........................................    0.56%          --        0.03%
MetLife Asset Allocation 100 Portfolio............    0.07%          --        0.01%
MFS(R) Research International Portfolio...........    0.69%          --        0.07%
Morgan Stanley Mid Cap Growth Portfolio...........    0.65%          --        0.03%
Oppenheimer Global Equity Portfolio...............    0.66%          --        0.05%
PIMCO Inflation Protected Bond Portfolio..........    0.47%          --        0.15%
PIMCO Total Return Portfolio......................    0.48%          --        0.04%
SSGA Growth and Income ETF Portfolio..............    0.31%          --          --
SSGA Growth ETF Portfolio.........................    0.32%          --        0.02%
T. Rowe Price Mid Cap Growth Portfolio............    0.75%          --        0.03%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....    0.79%          --        0.07%
Barclays Aggregate Bond Index Portfolio...........    0.25%          --        0.03%
BlackRock Bond Income Portfolio...................    0.32%          --        0.04%
BlackRock Capital Appreciation Portfolio..........    0.69%          --        0.02%
BlackRock Large Cap Value Portfolio...............    0.63%          --        0.03%
BlackRock Ultra-Short Term Bond Portfolio.........    0.34%          --        0.03%
Frontier Mid Cap Growth Portfolio.................    0.71%          --        0.03%
Jennison Growth Portfolio.........................    0.60%          --        0.02%
Loomis Sayles Small Cap Core Portfolio............    0.90%          --        0.06%
Loomis Sayles Small Cap Growth Portfolio..........    0.90%          --        0.05%
Met/Artisan Mid Cap Value Portfolio...............    0.81%          --        0.03%
Met/Wellington Balanced Portfolio.................    0.46%          --        0.08%
Met/Wellington Core Equity Opportunities
 Portfolio........................................    0.70%          --        0.02%
MetLife Asset Allocation 20 Portfolio.............    0.09%          --        0.02%
MetLife Asset Allocation 40 Portfolio.............    0.06%          --          --
MetLife Asset Allocation 60 Portfolio.............    0.05%          --          --
MetLife Asset Allocation 80 Portfolio.............    0.05%          --          --
MetLife Mid Cap Stock Index Portfolio.............    0.25%          --        0.04%
MetLife Stock Index Portfolio.....................    0.25%          --        0.02%
MFS(R) Total Return Portfolio.....................    0.55%          --        0.05%
MFS(R) Value Portfolio............................    0.70%          --        0.02%
MSCI EAFE(R) Index Portfolio......................    0.30%          --        0.10%
Neuberger Berman Genesis Portfolio................    0.81%          --        0.03%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                        EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------------- ----------- ----------- --------------- -----------
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio..............   --          0.64%       --              0.64%
ClearBridge Aggressive Growth Portfolio...........   --          0.57%     0.00%             0.57%
Harris Oakmark International Portfolio............   --          0.83%     0.02%             0.81%
Invesco Mid Cap Value Portfolio................... 0.08%         0.76%     0.02%             0.74%
Invesco Small Cap Growth Portfolio................   --          0.87%     0.02%             0.85%
Met/Wellington Large Cap Research
 Portfolio........................................   --          0.59%     0.04%             0.55%
MetLife Asset Allocation 100 Portfolio............ 0.68%         0.76%       --              0.76%
MFS(R) Research International Portfolio...........   --          0.76%     0.06%             0.70%
Morgan Stanley Mid Cap Growth Portfolio...........   --          0.68%     0.01%             0.67%
Oppenheimer Global Equity Portfolio...............   --          0.71%     0.08%             0.63%
PIMCO Inflation Protected Bond Portfolio..........   --          0.62%     0.01%             0.61%
PIMCO Total Return Portfolio......................   --          0.52%     0.04%             0.48%
SSGA Growth and Income ETF Portfolio.............. 0.22%         0.53%       --              0.53%
SSGA Growth ETF Portfolio......................... 0.24%         0.58%       --              0.58%
T. Rowe Price Mid Cap Growth Portfolio............   --          0.78%       --              0.78%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....   --          0.86%     0.12%             0.74%
Barclays Aggregate Bond Index Portfolio...........   --          0.28%     0.01%             0.27%
BlackRock Bond Income Portfolio...................   --          0.36%     0.00%             0.36%
BlackRock Capital Appreciation Portfolio..........   --          0.71%     0.05%             0.66%
BlackRock Large Cap Value Portfolio...............   --          0.66%     0.03%             0.63%
BlackRock Ultra-Short Term Bond Portfolio.........   --          0.37%     0.02%             0.35%
Frontier Mid Cap Growth Portfolio.................   --          0.74%     0.02%             0.72%
Jennison Growth Portfolio.........................   --          0.62%     0.08%             0.54%
Loomis Sayles Small Cap Core Portfolio............ 0.04%         1.00%     0.08%             0.92%
Loomis Sayles Small Cap Growth Portfolio..........   --          0.95%     0.09%             0.86%
Met/Artisan Mid Cap Value Portfolio...............   --          0.84%       --              0.84%
Met/Wellington Balanced Portfolio.................   --          0.54%     0.00%             0.54%
Met/Wellington Core Equity Opportunities
 Portfolio........................................   --          0.72%     0.12%             0.60%
MetLife Asset Allocation 20 Portfolio............. 0.52%         0.63%     0.01%             0.62%
MetLife Asset Allocation 40 Portfolio............. 0.56%         0.62%       --              0.62%
MetLife Asset Allocation 60 Portfolio............. 0.60%         0.65%       --              0.65%
MetLife Asset Allocation 80 Portfolio............. 0.65%         0.70%       --              0.70%
MetLife Mid Cap Stock Index Portfolio............. 0.01%         0.30%     0.00%             0.30%
MetLife Stock Index Portfolio.....................   --          0.27%     0.01%             0.26%
MFS(R) Total Return Portfolio.....................   --          0.60%       --              0.60%
MFS(R) Value Portfolio............................   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio...................... 0.01%         0.41%     0.00%             0.41%
Neuberger Berman Genesis Portfolio................   --          0.84%     0.01%             0.83%

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                         FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
Russell 2000(R) Index Portfolio.................    0.25%          --          0.06%
T. Rowe Price Large Cap Growth Portfolio........    0.60%          --          0.02%
T. Rowe Price Small Cap Growth Portfolio........    0.47%          --          0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio...................    0.59%          --          0.04%
Western Asset Management
 U.S. Government Portfolio......................    0.47%          --          0.02%



                                                   ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                  FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                     AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                      EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------ ----------- ----------- --------------- -----------
Russell 2000(R) Index Portfolio................. 0.01%         0.32%     0.00%             0.32%
T. Rowe Price Large Cap Growth Portfolio........ --            0.62%     0.02%             0.60%
T. Rowe Price Small Cap Growth Portfolio........ --            0.50%       --              0.50%
Western Asset Management Strategic
 Bond Opportunities Portfolio................... --            0.63%     0.04%             0.59%
Western Asset Management
 U.S. Government Portfolio...................... --            0.49%     0.01%             0.48%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


     Fidelity(R) Variable Insurance Products and the American Funds Insurance Series(R) are not affiliated with NELICO.



            THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS


THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


ELIGIBLE FUND                          INVESTMENT OBJECTIVE                        INVESTMENT ADVISER/SUBADVISER
------------------------------------   -----------------------------------------   --------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund               Seeks as high a level of current income     Capital Research and Management
                                       as is consistent with the preservation      Company
                                       of capital.
American Funds Global Small            Seeks long-term growth of capital.          Capital Research and Management
 Capitalization Fund                                                               Company
American Funds Growth Fund             Seeks growth of capital.                    Capital Research and Management
                                                                                   Company
American Funds Growth-Income Fund      Seeks long-term growth of capital and       Capital Research and Management
                                       income.                                     Company

ELIGIBLE FUND                               INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
-----------------------------------------   ------------------------------------------   -------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio                     Seeks reasonable income. The fund            Fidelity Management & Research
                                            will also consider the potential for         Company
                                            capital appreciation. The fund's goal is     Subadviser: FMR Co., Inc.
                                            to achieve a yield which exceeds the
                                            composite yield on the securities
                                            comprising the S&P 500(R) Index.
MET INVESTORS SERIES TRUST --
 CLASS A
Clarion Global Real Estate Portfolio        Seeks total return through investment        MetLife Advisers, LLC
                                            in real estate securities, emphasizing       Subadviser: CBRE Clarion Securities
                                            both capital appreciation and current        LLC
                                            income.
ClearBridge Aggressive Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: ClearBridge Investments,
                                                                                         LLC
Harris Oakmark International Portfolio      Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                         Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio             Seeks high total return by investing in      MetLife Advisers, LLC
                                            equity securities of mid-sized               Subadviser: Invesco Advisers, Inc.
                                            companies.
Invesco Small Cap Growth Portfolio          Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                         Subadviser: Invesco Advisers, Inc.
Met/Wellington Large Cap Research           Seeks long-term capital appreciation.        MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: Wellington Management
                                                                                         Company LLP
MetLife Asset Allocation 100 Portfolio      Seeks growth of capital.                     MetLife Advisers, LLC
MFS(R) Research International Portfolio     Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: Massachusetts Financial
                                                                                         Services Company
Morgan Stanley Mid Cap Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: Morgan Stanley
                                                                                         Investment Management Inc.
Oppenheimer Global Equity Portfolio         Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond              Seeks maximum real return, consistent        MetLife Advisers, LLC
 Portfolio                                  with preservation of capital and             Subadviser: Pacific Investment
                                            prudent investment management.               Management Company LLC
PIMCO Total Return Portfolio                Seeks maximum total return,                  MetLife Advisers, LLC
                                            consistent with the preservation of          Subadviser: Pacific Investment
                                            capital and prudent investment               Management Company LLC
                                            management.
SSGA Growth and Income ETF Portfolio        Seeks growth of capital and income.          MetLife Advisers, LLC
                                                                                         Subadviser: SSGA Funds Management,
                                                                                         Inc.

ELIGIBLE FUND                              INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ------------------------------------------   --------------------------------------
SSGA Growth ETF Portfolio                  Seeks growth of capital.                     MetLife Advisers, LLC
                                                                                        Subadviser: SSGA Funds Management,
                                                                                        Inc.
T. Rowe Price Mid Cap Growth Portfolio     Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: T. Rowe Price Associates,
                                                                                        Inc.
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock        Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Baillie Gifford Overseas
                                                                                        Limited
Barclays Aggregate Bond Index              Seeks to track the performance of the        MetLife Advisers, LLC
 Portfolio                                 Barclays U.S. Aggregate Bond Index.          Subadviser: MetLife Investment
                                                                                        Advisors, LLC
BlackRock Bond Income Portfolio            Seeks a competitive total return             MetLife Advisers, LLC
                                           primarily from investing in                  Subadviser: BlackRock Advisors, LLC
                                           fixed-income securities.
BlackRock Capital Appreciation             Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio        Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond            Seeks a high level of current income         MetLife Advisers, LLC
 Portfolio                                 consistent with preservation of capital.     Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio          Seeks maximum capital appreciation.          MetLife Advisers, LLC
                                                                                        Subadviser: Frontier Capital
                                                                                        Management Company, LLC
Jennison Growth Portfolio                  Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio     Seeks long-term capital growth from          MetLife Advisers, LLC
                                           investments in common stocks or              Subadviser: Loomis, Sayles &
                                           other equity securities.                     Company, L.P.
Loomis Sayles Small Cap Growth             Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Loomis, Sayles &
                                                                                        Company, L.P.
Met/Artisan Mid Cap Value Portfolio        Seeks long-term capital growth.              MetLife Advisers, LLC
                                                                                        Subadviser: Artisan Partners Limited
                                                                                        Partnership
Met/Wellington Balanced Portfolio          Seeks long-term capital appreciation         MetLife Advisers, LLC
                                           with some current income.                    Subadviser: Wellington Management
                                                                                        Company LLP
Met/Wellington Core Equity                 Seeks to provide a growing stream of         MetLife Advisers, LLC
 Opportunities Portfolio                   income over time and, secondarily,           Subadviser: Wellington Management
                                           long-term capital appreciation and           Company LLP
                                           current income.
MetLife Asset Allocation 20 Portfolio      Seeks a high level of current income,        MetLife Advisers, LLC
                                           with growth of capital as a secondary
                                           objective.

ELIGIBLE FUND                             INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ------------------------------------------   --------------------------------------
MetLife Asset Allocation 40 Portfolio     Seeks high total return in the form of       MetLife Advisers, LLC
                                          income and growth of capital, with a
                                          greater emphasis on income.
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high level         MetLife Advisers, LLC
                                          of current income and growth of
                                          capital, with a greater emphasis on
                                          growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                     MetLife Advisers, LLC
MetLife Mid Cap Stock Index Portfolio     Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's MidCap 400(R)              Subadviser: MetLife Investment
                                          Composite Stock Price Index.                 Advisors, LLC
MetLife Stock Index Portfolio             Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's 500(R) Composite           Subadviser: MetLife Investment
                                          Stock Price Index.                           Advisors, LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return through       MetLife Advisers, LLC
                                          investment in a diversified portfolio.       Subadviser: Massachusetts Financial
                                                                                       Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                       Subadviser: Massachusetts Financial
                                                                                       Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of the        MetLife Advisers, LLC
                                          MSCI EAFE(R) Index.                          Subadviser: MetLife Investment
                                                                                       Advisors, LLC
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting          MetLife Advisers, LLC
                                          principally of capital appreciation.         Subadviser: Neuberger Berman
                                                                                       Investment Advisers LLC
Russell 2000(R) Index Portfolio           Seeks to track the performance of the        MetLife Advisers, LLC
                                          Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                                       Advisors, LLC
T. Rowe Price Large Cap Growth            Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
T. Rowe Price Small Cap Growth            Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
Western Asset Management Strategic        Seeks to maximize total return               MetLife Advisers, LLC
 Bond Opportunities Portfolio             consistent with preservation of capital.     Subadviser: Western Asset
                                                                                       Management Company
Western Asset Management                  Seeks to maximize total return               MetLife Advisers, LLC
 U.S. Government Portfolio                consistent with preservation of capital      Subadviser: Western Asset
                                          and maintenance of liquidity.                Management Company



CHANGES AFFECTING THE ELIGIBLE FUNDS

     Certain Eligible Funds were subject to a name change or merger. The chart below identifies the former name and new name of each of these Eligible Funds.

     ELIGIBLE FUND NAME CHANGES. The following former Eligible Funds were renamed.




FORMER NAME                                     NEW NAME
---------------------------------------------   ---------------------------------------------------
   MET INVESTORS SERIES TRUST                   MET INVESTORS SERIES TRUST
    WMC Large Cap Research Portfolio            Met/Wellington Large Cap Research Portfolio
   METROPOLITAN SERIES FUND                     METROPOLITAN SERIES FUND
    BlackRock Money Market Portfolio            BlackRock Ultra-Short Term Bond Portfolio
    WMC Balanced Portfolio                      Met/Wellington Balanced Portfolio
    WMC Core Equity Opportunities Portfolio     Met/Wellington Core Equity Opportunities Portfolio



     ELIGIBLE FUND MERGER. The following former Eligible Fund was merged with and into the new Eligible Fund.




FORMER ELIGIBLE FUND/TRUST                   NEW ELIGIBLE FUND/TRUST
------------------------------------------   ----------------------------------------
   MET INVESTORS SERIES TRUST                METROPOLITAN SERIES FUND
    Lord Abbett Bond Debenture Portfolio     Western Asset Management Strategic Bond
                                             Opportunities Portfolio


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible

Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.


                   RECEIPT OF COMMUNICATIONS AND PAYMENTS AT
                           NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


      Premium Payments................................................   New England Life Insurance Company
                                                                         P.O. Box 371499
                                                                         Pittsburgh, PA 15250-7499
      Payment Inquiries and Correspondence............................   New England Life Insurance Company
                                                                         P.O. Box 323
                                                                         Warwick, RI 02887-0323
      Beneficiary and Ownership Changes...............................   New England Life Insurance Company
                                                                         P.O. Box 541
                                                                         Warwick, RI 02887-0541
      Surrenders, Loans, Withdrawals and Sub-Account Transfers........   New England Life Insurance Company
                                                                         P.O. Box 543
                                                                         Warwick, RI 02887-0543
      Death Claims....................................................   New England Life Insurance Company
                                                                         P.O. Box 353
                                                                         Warwick, RI 02887-0353
      Sub-Account Transfers by Telephone..............................   (800) 200-2214
      All Other Telephone Transactions and Inquiries..................   (800) 388-4000

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


     If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.



                                   TRANSFERS


TRANSFER OPTION

     After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for tansfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the tranfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds that are listed below (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all other American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios.

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


                               TAX CONSIDERATIONS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").


     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test". A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.

     If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS.
Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

     Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

     Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

     In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

     OTHER TAX CONSIDERATIONS. Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



                          DISTRIBUTION OF THE POLICIES

     On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company ("MassMutual") announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities, Inc. ("MSI"). The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of this transaction, MSI will no longer be affiliated with NELICO.



                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                              FINANCIAL STATEMENTS

     Financial statements for the Variable Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or by telephoning 1-800-200-2214. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                          FLEXIBLE PREMIUM ADJUSTABLE
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                  May 1, 2016



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 28, 2008, as supplemented, and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, New York 10036.


                                     SAI-1

                               TABLE OF CONTENTS




                                                                             PAGE
                                                                          -------
GENERAL INFORMATION AND HISTORY........................................     SAI-3
   The Company.........................................................     SAI-3
   The Variable Account................................................     SAI-3
DISTRIBUTION OF THE POLICIES...........................................     SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.............     SAI-4
   Dollar Cost Averaging For Zenith Flexible Life 2001 Policies........     SAI-4
   Asset Rebalancing For Zenith Flexible Life 2001 Policies............     SAI-4
   Dollar Cost Averaging For Zenith Flexible Life 2002 Policies........     SAI-5
   Portfolio Rebalancing For Zenith Flexible Life 2002 Policies........     SAI-5
   Payment of Proceeds.................................................     SAI-6
   Payment Options.....................................................     SAI-6
ADDITIONAL INFORMATION ABOUT CHARGES...................................     SAI-7
   Group or Sponsored Arrangements.....................................     SAI-7
POTENTIAL CONFLICTS OF INTEREST........................................     SAI-7
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................     SAI-7
MISSTATEMENT OF AGE OR SEX.............................................     SAI-7
REPORTS................................................................     SAI-8
PERSONALIZED ILLUSTRATIONS.............................................     SAI-8
PERFORMANCE DATA.......................................................     SAI-8
INVESTMENT ADVICE......................................................     SAI-8
REGISTRATION STATEMENT.................................................    SAI-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    SAI-12
FINANCIAL STATEMENTS...................................................    SAI-12

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at One Financial Center, Boston, Massachusetts 02111.

     MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2014, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.


                          DISTRIBUTION OF THE POLICIES

     The Policies are no longer offered for sale.

     MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000 and its principal executive offices are located at 1095 Avenue of the Americas, New York, New York 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.


                                     SAI-3

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:



                                           AGGREGATE AMOUNT OF
                  AGGREGATE AMOUNT OF    COMMISSIONS RETAINED BY
                      COMMISSIONS       DISTRIBUTOR AFTER PAYMENTS
FISCAL YEAR       PAID TO DISTRIBUTOR        TO SELLING FIRMS
---------------- --------------------- ---------------------------
   2015..........$ 3,390,499           $ 0
   2014..........$ 5,653,814           $ 0
   2013..........$ 9,732,533           $ 0


     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.


           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES


DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.


ASSET REBALANCING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your


                                     SAI-4
specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.


DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient cash value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient cash value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.


PORTFOLIO REBALANCING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.


                                     SAI-5

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.


PAYMENT OF PROCEEDS

     We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.


PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

   (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

   (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

   (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or
              (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

                                     SAI-6

                      ADDITIONAL INFORMATION ABOUT CHARGES


GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.


                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.


                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                     SAI-7

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.


                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.


                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.


                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.


                                     SAI-8

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Ultra-Short Term Bond Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (which was renamed the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently the Loomis Sayles Small Cap Core Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (which was renamed the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the FI Value Leaders Portfolio (formerly the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Ultra-Short Term Bond Portfolio (formerly the BlackRock Money Market Portfolio, and previously the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS(R) Total Return Portfolio (formerly the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to Met/Artisan Mid Cap Value Portfolio (formerly the Harris Oakmark Focused Value Portfolio which was formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000 and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company(R), LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS(R) Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.


     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS(R)
Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April
30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to


                                     SAI-9
the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS(R) Research Managers Portfolio merged with and into the MFS(R) Investors Trust Portfolio and the MFS(R) Research Managers Portfolio ceased to exist. On or about May
1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the MSCI EAFE(R) Index Portfolio and the Russell 2000(R)
Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Baillie Gifford International Stock Portfolio (formerly the Artio International Stock Portfolio which was formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009 and was replaced by Baillie Gifford Overseas Limited on February 1, 2012. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, where Legg Mason Capital Management, Inc. became the sub-adviser to the Portfolios, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.


     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio). On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly the Harris Oakmark Large Cap Value
Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.



                                     SAI-10

     On or about May 2, 2011, the MetLife Aggressive Allocation Portfolio merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. On January 12, 2012, Lord Abbett & Co. LLC became the subadviser to the Neuberger Berman Mid Cap Value Portfolio which became known as the Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, the Lord Abbett Mid Cap Value Portfolio merged into the Lord Abbett Mid Cap Value Portfolio of the Met Investors Series Trust.

     As of January 7, 2013, Frontier Capital Management Company, LLC became the sub-adviser to the Frontier Mid Cap Growth Portfolio (formerly the BlackRock Aggressive Growth Portfolio). As of April 29, 2013, the sub-adviser MetLife Investment Advisors Company, LLC was renamed MetLife Investment Management, LLC.


     As of February 3, 2014, Wellington Management Company, LLP became the sub-adviser to both the Met/Wellington Core Equity Opportunities Portfolio (formerly the WMC Core Equity Opportunities Portfolio which was formerly the Davis Venture Value Portfolio) and the Met/Wellington Balanced Portfolio (formerly the WMC Balanced Portfolio which was formerly the BlackRock Diversified Portfolio).

     As of May 1, 2016, the sub-adviser MetLife Investment Management, LLC was renamed MetLife Investment Advisors, LLC.

     Also as of May 1 2016, the sub-adviser Neuberger Berman Management Investment Advisers LLC was renamed Neuberger Berman Investment Advisers LLC.


     The following is the sub-adviser history of the Met Investors Series
Trust:

     The sub-adviser to the T. Rowe Price Mid Cap Growth Portfolio (formerly the MFS(R) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid Cap Portfolio (formerly the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, MFS(R) Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.


     On September 2, 2008, SSGA Funds Management, Inc. (formerly SSgA Funds Management, Inc.) replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSGA Growth and Income ETF Portfolio (formerly the SSgA Growth and Income ETF Portfolio which was formerly the Cyclical Growth and Income ETF Portfolio) and the SSGA Growth ETF Portfolio (formerly the SSgA Growth ETF Portfolio which was formerly the Cyclical Growth ETF Portfolio).


     On or about May 2, 2011, the Legg Mason Value Equity Portfolio merged into the Legg Mason ClearBridge Aggressive Growth Portfolio.

     As of April 29, 2013, ClearBridge Investments, LLC became the sub-adviser to the ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio).


     As of October 1, 2013, Invesco Advisers, Inc. became the sub-adviser to the Invesco Mid Cap Value Portfolio (formerly the Lord Abbett Mid Cap Value Portfolio). As of November 1, 2013, ClearBridge Investments, LLC became the sub-adviser to the ClearBridge Aggressive Growth Portfolio II (formerly the Janus Forty Portfolio). As of February 3, 2014, Wellington Management Company, LLP became the sub-adviser to the Met/Wellington Large Cap Research Portfolio (formerly the WMC Large Cap Research Portfolio which was formerly the BlackRock Large Cap Core Portfolio). As of April 28, 2014, the ClearBridge Aggressive Growth Portfolio II was merged into the ClearBridge Aggressive Growth Portfolio.



                                     SAI-11

     With regard to both the Met Series Fund and the Met Investors Series Trust, the following fund mergers became effective as of April 29, 2013: the FI Value Leaders Portfolio of the Met Series Fund was merged into the MFS(R)
Value Portfolio of the Met Series Fund, the MLA Mid Cap Portfolio (formerly the Lazard Mid Cap Portfolio) of the Met Investors Series Trust was merged into the Neuberger Berman Genesis Portfolio of the Met Series Fund, the RCM Technology Portfolio of the Met Investors Series Trust was merged into the T. Rowe Price Large Cap Growth Portfolio of the Met Series Fund and the Zenith Equity Portfolio of the Met Series Fund was merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. Additionally, also effective April 29, 2013, the Oppenheimer Global Equity Portfolio of the Met Series Fund merged into the Met/Templeton Growth Portfolio of the Met Investors Series Trust and the Met/Templeton Growth Portfolio of the Met Investors Series Trust was then renamed Oppenheimer Global Equity Portfolio. The sub-adviser of Oppenheimer Global Equity Portfolio is OppenheimerFunds, Inc.

     With regard to both the Met Series Fund and the Met Investors Series Trust, the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust was merged into the Western Asset Management Strategic Bond Opportunities Portfolio of the Met Series Fund effective as of May 1, 2016.



                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                              FINANCIAL STATEMENTS

     The financial statements of the Variable Account, NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.


                                     SAI-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2015, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2015, the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 25, 2016

This page is intentionally left blank.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2015


                                                                      AMERICAN FUNDS
                                                AMERICAN FUNDS         GLOBAL SMALL         AMERICAN FUNDS        AMERICAN FUNDS
                                                     BOND             CAPITALIZATION            GROWTH             GROWTH-INCOME
                                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                             -------------------   -------------------   --------------------   -------------------
ASSETS:
   Investments at fair value...............  $        11,586,605   $        55,068,092   $        187,749,062   $       127,240,744
   Due from New England Life
     Insurance Company.....................                   --                 1,167                     --                    --
                                             -------------------   -------------------   --------------------   -------------------
       Total Assets........................           11,586,605            55,069,259            187,749,062           127,240,744
                                             -------------------   -------------------   --------------------   -------------------
LIABILITIES:
   Accrued fees............................                   96                    21                     12                    27
   Due to New England Life
     Insurance Company.....................                  640                    --                  3,151                    22
                                             -------------------   -------------------   --------------------   -------------------
       Total Liabilities...................                  736                    21                  3,163                    49
                                             -------------------   -------------------   --------------------   -------------------

NET ASSETS.................................  $        11,585,869   $        55,069,238   $        187,745,899   $       127,240,695
                                             ===================   ===================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                             MIST                                    MIST HARRIS
                                   FIDELITY VIP         CLARION GLOBAL       MIST CLEARBRIDGE          OAKMARK
                                   EQUITY-INCOME          REAL ESTATE        AGGRESSIVE GROWTH      INTERNATIONAL
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $       101,109,500  $         20,271,916  $        36,200,676  $         46,183,109
   Due from New England Life
     Insurance Company........                   --                    --                1,119                    --
                                -------------------  --------------------  -------------------  --------------------
        Total Assets..........          101,109,500            20,271,916           36,201,795            46,183,109
                                -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                   37                    95                   63                    50
   Due to New England Life
     Insurance Company........                4,998                 2,586                   --                   359
                                -------------------  --------------------  -------------------  --------------------
        Total Liabilities.....                5,035                 2,681                   63                   409
                                -------------------  --------------------  -------------------  --------------------

NET ASSETS....................  $       101,104,465  $         20,269,235  $        36,201,732  $         46,182,700
                                ===================  ====================  ===================  ====================


                                   MIST INVESCO          MIST INVESCO       MIST LORD ABBETT        MIST METLIFE
                                   MID CAP VALUE       SMALL CAP GROWTH      BOND DEBENTURE     ASSET ALLOCATION 100
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $        28,131,372  $          4,936,691  $        35,548,672  $        442,276,080
   Due from New England Life
     Insurance Company........                   83                    --                   --                 7,523
                                -------------------  --------------------  -------------------  --------------------
        Total Assets..........           28,131,455             4,936,691           35,548,672           442,283,603
                                -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                   26                    99                   60                    --
   Due to New England Life
     Insurance Company........                   --                 5,544                6,302                    --
                                -------------------  --------------------  -------------------  --------------------
        Total Liabilities.....                   26                 5,643                6,362                    --
                                -------------------  --------------------  -------------------  --------------------

NET ASSETS....................  $        28,131,429  $          4,931,048  $        35,542,310  $        442,283,603
                                ===================  ====================  ===================  ====================

                                      MIST MFS              MIST
                                      RESEARCH         MORGAN STANLEY
                                    INTERNATIONAL      MID CAP GROWTH
                                     SUB-ACCOUNT         SUB-ACCOUNT
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $        82,036,705  $        20,390,862
   Due from New England Life
     Insurance Company........                   --                  243
                                -------------------  -------------------
        Total Assets..........           82,036,705           20,391,105
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   22                   68
   Due to New England Life
     Insurance Company........                2,607                   --
                                -------------------  -------------------
        Total Liabilities.....                2,629                   68
                                -------------------  -------------------

NET ASSETS....................  $        82,034,076  $        20,391,037
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                        MIST                MIST                                    MIST SSGA
                                     OPPENHEIMER       PIMCO INFLATION        MIST PIMCO           GROWTH AND
                                    GLOBAL EQUITY      PROTECTED BOND        TOTAL RETURN          INCOME ETF
                                     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  ------------------
ASSETS:
   Investments at fair value..  $         9,770,122  $        10,666,653  $        57,556,943  $        8,212,459
   Due from New England Life
     Insurance Company........                9,328               12,003                   --                 963
                                -------------------  -------------------  -------------------  ------------------
       Total Assets...........            9,779,450           10,678,656           57,556,943           8,213,422
                                -------------------  -------------------  -------------------  ------------------
LIABILITIES:
   Accrued fees...............                   82                  109                   28                 128
   Due to New England Life
     Insurance Company........                   --                   --                9,949                  --
                                -------------------  -------------------  -------------------  ------------------
       Total Liabilities......                   82                  109                9,977                 128
                                -------------------  -------------------  -------------------  ------------------

NET ASSETS....................  $         9,779,368  $        10,678,547  $        57,546,966  $        8,213,294
                                ===================  ===================  ===================  ==================

                                                                               MIST WMC                MSF
                                     MIST SSGA       MIST T. ROWE PRICE        LARGE CAP         BAILLIE GIFFORD
                                    GROWTH ETF         MID CAP GROWTH          RESEARCH        INTERNATIONAL STOCK
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $         8,534,609  $        34,859,359  $         4,511,667  $       21,457,519
   Due from New England Life
     Insurance Company........                3,778                  604                1,098                 344
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........            8,538,387           34,859,963            4,512,765          21,457,863
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                  122                   45                   81                  83
   Due to New England Life
     Insurance Company........                   --                   --                   --                  --
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                  122                   45                   81                  83
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $         8,538,265  $        34,859,918  $         4,512,684  $       21,457,780
                                ===================  ===================  ===================  ===================

                                    MSF BARCLAYS
                                      AGGREGATE          MSF BLACKROCK
                                     BOND INDEX           BOND INCOME
                                     SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $       144,269,621  $       141,508,638
   Due from New England Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........          144,269,621          141,508,638
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   77                   36
   Due to New England Life
     Insurance Company........                8,930                1,318
                                -------------------  -------------------
       Total Liabilities......                9,007                1,354
                                -------------------  -------------------

NET ASSETS....................  $       144,260,614  $       141,507,284
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                    MSF BLACKROCK         MSF BLACKROCK        MSF BLACKROCK         MSF FRONTIER
                                CAPITAL APPRECIATION     LARGE CAP VALUE       MONEY MARKET         MID CAP GROWTH
                                     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $       173,546,980   $         11,745,384  $        43,034,781  $         4,289,506
   Due from New England Life
     Insurance Company........                   --                     --                   --                2,151
                                --------------------  --------------------  -------------------  -------------------
       Total Assets...........          173,546,980             11,745,384           43,034,781            4,291,657
                                --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   19                     83                   64                  137
   Due to New England Life
     Insurance Company........                1,767                    198               11,262                   --
                                --------------------  --------------------  -------------------  -------------------
       Total Liabilities......                1,786                    281               11,326                  137
                                --------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $       173,545,194   $         11,745,103  $        43,023,455  $         4,291,520
                                ====================  ====================  ===================  ===================

                                    MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                       GROWTH           SMALL CAP CORE      SMALL CAP GROWTH        MID CAP VALUE
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $        13,909,459  $        134,198,909  $         8,606,867  $        96,994,466
   Due from New England Life
     Insurance Company........               38,473                11,329                4,374                   --
                                -------------------  --------------------  -------------------  -------------------
       Total Assets...........           13,947,932           134,210,238            8,611,241           96,994,466
                                -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   79                    26                  124                   25
   Due to New England Life
     Insurance Company........                   --                    --                   --               13,328
                                -------------------  --------------------  -------------------  -------------------
       Total Liabilities......                   79                    26                  124               13,353
                                -------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $        13,947,853  $        134,210,212  $         8,611,117  $        96,981,113
                                ===================  ====================  ===================  ===================

                                     MSF METLIFE          MSF METLIFE
                                 ASSET ALLOCATION 20  ASSET ALLOCATION 40
                                     SUB-ACCOUNT          SUB-ACCOUNT
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $         10,031,470  $        12,390,183
   Due from New England Life
     Insurance Company........                    --                7,587
                                --------------------  -------------------
       Total Assets...........            10,031,470           12,397,770
                                --------------------  -------------------
LIABILITIES:
   Accrued fees...............                    54                   90
   Due to New England Life
     Insurance Company........                 8,407                   --
                                --------------------  -------------------
       Total Liabilities......                 8,461                   90
                                --------------------  -------------------

NET ASSETS....................  $         10,023,009  $        12,397,680
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                    MSF METLIFE          MSF METLIFE           MSF METLIFE           MSF METLIFE
                                ASSET ALLOCATION 60  ASSET ALLOCATION 80   MID CAP STOCK INDEX       STOCK INDEX
                                    SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                -------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $        47,688,120  $        60,141,424  $        22,878,453   $        171,483,641
   Due from New England Life
     Insurance Company........                3,333                  157                   --                  8,173
                                -------------------  -------------------  --------------------  --------------------
       Total Assets...........           47,691,453           60,141,581           22,878,453            171,491,814
                                -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    8                   40                   55                     18
   Due to New England Life
     Insurance Company........                   --                   --                  345                     --
                                -------------------  -------------------  --------------------  --------------------
       Total Liabilities......                    8                   40                  400                     18
                                -------------------  -------------------  --------------------  --------------------

NET ASSETS....................  $        47,691,445  $        60,141,541  $        22,878,053   $        171,491,796
                                ===================  ===================  ====================  ====================

                                       MSF MFS                                 MSF MSCI           MSF NEUBERGER
                                    TOTAL RETURN         MSF MFS VALUE        EAFE INDEX         BERMAN GENESIS
                                     SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $        83,400,740  $        71,208,410  $        11,628,823  $        47,523,546
   Due from New England Life
     Insurance Company........                  930                   --                   24                   --
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........           83,401,670           71,208,410           11,628,847           47,523,546
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   14                   13                   84                   22
   Due to New England Life
     Insurance Company........                   --                  556                   --                    1
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                   14                  569                   84                   23
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $        83,401,656  $        71,207,841  $        11,628,763  $        47,523,523
                                ===================  ===================  ===================  ===================

                                    MSF RUSSELL        MSF T. ROWE PRICE
                                    2000 INDEX         LARGE CAP GROWTH
                                    SUB-ACCOUNT           SUB-ACCOUNT
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $        21,880,143  $        27,826,997
   Due from New England Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........           21,880,143           27,826,997
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   74                   81
   Due to New England Life
     Insurance Company........                1,359                3,246
                                -------------------  -------------------
       Total Liabilities......                1,433                3,327
                                -------------------  -------------------

NET ASSETS....................  $        21,878,710  $        27,823,670
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2015


                                                      MSF WESTERN ASSET
                                                         MANAGEMENT        MSF WESTERN ASSET
                                  MSF T. ROWE PRICE    STRATEGIC BOND         MANAGEMENT             MSF WMC
                                  SMALL CAP GROWTH      OPPORTUNITIES       U.S. GOVERNMENT         BALANCED
                                     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  ------------------
ASSETS:
   Investments at fair value..  $        12,588,938  $        17,245,459  $         6,894,008  $        6,121,580
   Due from New England Life
     Insurance Company........                   --                   --                   --               2,810
                                -------------------  -------------------  -------------------  ------------------
       Total Assets...........           12,588,938           17,245,459            6,894,008           6,124,390
                                -------------------  -------------------  -------------------  ------------------
LIABILITIES:
   Accrued fees...............                  101                  115                  108                  74
   Due to New England Life
     Insurance Company........                  819               13,448                9,190                  --
                                -------------------  -------------------  -------------------  ------------------
       Total Liabilities......                  920               13,563                9,298                  74
                                -------------------  -------------------  -------------------  ------------------

NET ASSETS....................  $        12,588,018  $        17,231,896  $         6,884,710  $        6,124,316
                                ===================  ===================  ===================  ==================


                                      MSF WMC
                                    CORE EQUITY
                                   OPPORTUNITIES
                                    SUB-ACCOUNT
                                ------------------
ASSETS:
   Investments at fair value..  $      257,368,180
   Due from New England Life
     Insurance Company........                  --
                                ------------------
       Total Assets...........         257,368,180
                                ------------------
LIABILITIES:
   Accrued fees...............                  27
   Due to New England Life
     Insurance Company........              20,064
                                ------------------
       Total Liabilities......              20,091
                                ------------------

NET ASSETS....................  $      257,348,089
                                ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                                   AMERICAN FUNDS BOND
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                  2013
                                                            -------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           194,644    $           210,552   $           191,013
                                                            -------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               30,855                 32,272                33,341
                                                            -------------------    -------------------   -------------------
          Net investment income (loss)....................              163,789                178,280               157,672
                                                            -------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              205,734                  3,943               124,456
      Realized gains (losses) on sale of investments......                8,098                 14,056                13,107
                                                            -------------------    -------------------   -------------------
          Net realized gains (losses).....................              213,832                 17,999               137,563
                                                            -------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments..            (379,055)                317,789             (572,371)
                                                            -------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (165,223)                335,788             (434,808)
                                                            -------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           (1,434)    $           514,068   $         (277,136)
                                                            ===================    ===================   ===================


                                                                       AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $            73,939   $           494,642
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              216,059               223,744               210,569
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (216,059)             (149,805)               284,073
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            4,595,295               277,279                    --
      Realized gains (losses) on sale of investments......            1,223,428             1,187,177               552,674
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            5,818,723             1,464,456               552,674
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (5,454,543)             (212,569)            13,160,218
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              364,180             1,251,887            13,712,892
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           148,121   $         1,102,082   $        13,996,965
                                                            ===================   ===================   ===================


                                                                                  AMERICAN FUNDS GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          1,137,831   $         1,472,161   $         1,578,456
                                                            --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               627,675               618,476               563,345
                                                            --------------------   -------------------   -------------------
          Net investment income (loss)....................               510,156               853,685             1,015,111
                                                            --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            39,406,775             9,065,271                    --
      Realized gains (losses) on sale of investments......             4,359,914             4,970,939             4,396,782
                                                            --------------------   -------------------   -------------------
          Net realized gains (losses).....................            43,766,689            14,036,210             4,396,782
                                                            --------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (32,203,834)             (222,781)            38,731,483
                                                            --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            11,562,855            13,813,429            43,128,265
                                                            --------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         12,073,011   $        14,667,114   $        44,143,376
                                                            ====================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                              AMERICAN FUNDS GROWTH-INCOME
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $          1,712,467   $         1,678,302   $          1,541,974
                                                            --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               388,815               379,074                330,597
                                                            --------------------   -------------------   --------------------
           Net investment income (loss)...................             1,323,652             1,299,228              1,211,377
                                                            --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            19,323,406             6,245,670                     --
      Realized gains (losses) on sale of investments......             2,202,247             2,488,720              1,863,711
                                                            --------------------   -------------------   --------------------
           Net realized gains (losses)....................            21,525,653             8,734,390              1,863,711
                                                            --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..          (21,212,717)             2,737,001             29,135,644
                                                            --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               312,936            11,471,391             30,999,355
                                                            --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          1,636,588   $        12,770,619   $         32,210,732
                                                            ====================   ===================   ====================


                                                                                FIDELITY VIP EQUITY-INCOME
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                   2014                  2013
                                                            --------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          3,394,901   $         3,181,214    $         2,606,722
                                                            --------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................               606,167               630,781                590,399
                                                            --------------------   -------------------    -------------------
           Net investment income (loss)...................             2,788,734             2,550,433              2,016,323
                                                            --------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            10,152,565             1,556,221              6,907,876
      Realized gains (losses) on sale of investments......                67,497               765,222                399,654
                                                            --------------------   -------------------    -------------------
           Net realized gains (losses)....................            10,220,062             2,321,443              7,307,530
                                                            --------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments..          (17,793,231)             3,880,845             15,794,485
                                                            --------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (7,573,169)             6,202,288             23,102,015
                                                            --------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (4,784,435)   $         8,752,721    $        25,118,338
                                                            ====================   ===================    ===================


                                                                             MIST CLARION GLOBAL REAL ESTATE
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            877,930   $           389,088   $          1,454,746
                                                            --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................                68,839                67,984                 66,353
                                                            --------------------   -------------------   --------------------
           Net investment income (loss)...................               809,091               321,104              1,388,393
                                                            --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                    --                     --
      Realized gains (losses) on sale of investments......             (117,720)             (173,694)              (201,401)
                                                            --------------------   -------------------   --------------------
           Net realized gains (losses)....................             (117,720)             (173,694)              (201,401)
                                                            --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..           (1,012,918)             2,539,435              (486,517)
                                                            --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (1,130,638)             2,365,741              (687,918)
                                                            --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          (321,547)   $         2,686,845   $            700,475
                                                            ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                           MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           176,839   $            65,122    $            61,820
                                                            -------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................              161,328               132,315                 66,818
                                                            -------------------   -------------------    -------------------
           Net investment income (loss)...................               15,511              (67,193)                (4,998)
                                                            -------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                     --
      Realized gains (losses) on sale of investments......            1,696,765               850,440                657,110
                                                            -------------------   -------------------    -------------------
           Net realized gains (losses)....................            1,696,765               850,440                657,110
                                                            -------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments..          (3,384,147)             4,989,799              5,128,373
                                                            -------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,687,382)             5,840,239              5,785,483
                                                            -------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (1,671,871)   $         5,773,046    $         5,780,485
                                                            ===================   ===================    ===================


                                                                            MIST HARRIS OAKMARK INTERNATIONAL
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $         1,649,106   $         1,428,998   $          1,360,425
                                                            -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................              196,078               208,038                193,554
                                                            -------------------   -------------------   --------------------
           Net investment income (loss)...................            1,453,028             1,220,960              1,166,871
                                                            -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            4,709,497             5,255,502                     --
      Realized gains (losses) on sale of investments......               81,389               740,729                793,488
                                                            -------------------   -------------------   --------------------
           Net realized gains (losses)....................            4,790,886             5,996,231                793,488
                                                            -------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..          (8,476,331)          (10,494,661)             11,642,328
                                                            -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (3,685,445)           (4,498,430)             12,435,816
                                                            -------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (2,232,417)   $       (3,277,470)   $         13,602,687
                                                            ===================   ===================   ====================


                                                                               MIST INVESCO MID CAP VALUE
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           229,450   $            232,086   $           281,062
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              118,025                122,985               116,165
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................              111,425                109,101               164,897
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,563,130              5,712,983                    --
      Realized gains (losses) on sale of investments......              410,980                501,509               562,422
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            1,974,110              6,214,492               562,422
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..          (4,874,326)            (3,309,860)             7,352,115
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (2,900,216)              2,904,632             7,914,537
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (2,788,791)   $          3,013,733   $         8,079,434
                                                            ===================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                              MIST INVESCO SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $             7,528   $                 --   $            16,988
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               18,379                 17,127                15,191
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................             (10,851)               (17,127)                 1,797
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,226,376                545,109               230,859
      Realized gains (losses) on sale of investments......               66,091                205,574               193,757
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            1,292,467                750,683               424,616
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,360,893)              (364,505)               943,185
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             (68,426)                386,178             1,367,801
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          (79,277)   $            369,051   $         1,369,598
                                                            ===================   ====================   ===================


                                                                             MIST LORD ABBETT BOND DEBENTURE
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,094,273   $          2,192,076   $         2,510,640
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              134,993                140,009               138,039
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................            1,959,280              2,052,067             2,372,601
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,475,510              1,021,870                    --
      Realized gains (losses) on sale of investments......               70,693                238,334               336,373
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            1,546,203              1,260,204               336,373
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..          (4,266,543)            (1,546,060)                60,078
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (2,720,340)              (285,856)               396,451
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (761,060)   $          1,766,211   $         2,769,052
                                                            ===================   ====================   ===================


                                                                            MIST METLIFE ASSET ALLOCATION 100
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            -------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         7,307,982    $         4,562,213   $            79,746
                                                            -------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................            2,760,398              2,847,131             1,863,602
                                                            -------------------    -------------------   -------------------
           Net investment income (loss)...................            4,547,584              1,715,082           (1,783,856)
                                                            -------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           35,410,496                     --                    --
      Realized gains (losses) on sale of investments......            5,398,219              6,896,229             2,389,277
                                                            -------------------    -------------------   -------------------
           Net realized gains (losses)....................           40,808,715              6,896,229             2,389,277
                                                            -------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (54,948,691)             13,478,025            78,354,012
                                                            -------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................         (14,139,976)             20,374,254            80,743,289
                                                            -------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (9,592,392)    $        22,089,336   $        78,959,433
                                                            ===================    ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                            MIST MFS RESEARCH INTERNATIONAL
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,663,500   $         2,379,426   $         2,666,677
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              457,085               502,536               504,436
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            2,206,415             1,876,890             2,162,241
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......            (358,795)             (189,330)             (793,067)
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            (358,795)             (189,330)             (793,067)
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (3,283,040)           (8,618,217)            15,498,686
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (3,641,835)           (8,807,547)            14,705,619
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (1,435,420)   $       (6,930,657)   $        16,867,860
                                                            ===================   ===================   ===================


                                                                          MIST MORGAN STANLEY MID CAP GROWTH
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                 2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $            12,709   $           164,789
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              102,953               108,116                99,943
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (102,953)              (95,407)                64,846
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......              506,288               662,160               552,599
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................              506,288               662,160               552,599
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,536,112)             (397,027)             6,125,841
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,029,824)               265,133             6,678,440
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (1,132,777)   $           169,726   $         6,743,286
                                                            ===================   ===================   ===================


                                                                            MIST OPPENHEIMER GLOBAL EQUITY
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           125,944   $          103,186   $           175,428
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               29,982               25,402                24,073
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................               95,962               77,784               151,355
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              231,386              299,870                    --
      Realized gains (losses) on sale of investments......              448,440              244,193               357,817
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              679,826              544,063               357,817
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..            (388,733)            (412,091)             1,635,823
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              291,093              131,972             1,993,640
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           387,055   $          209,756   $         2,144,995
                                                            ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                          MIST PIMCO INFLATION PROTECTED BOND
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          600,814   $           255,718   $           380,671
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              43,613                50,314                57,033
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             557,201               205,404               323,638
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                  --                    --               905,883
      Realized gains (losses) on sale of investments......           (227,489)             (251,589)             (338,723)
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................           (227,489)             (251,589)               567,160
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (688,348)               467,838           (2,459,744)
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (915,837)               216,249           (1,892,584)
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (358,636)   $           421,653   $       (1,568,946)
                                                            ==================   ===================   ===================


                                                                                MIST PIMCO TOTAL RETURN
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $        3,245,556   $         3,188,572   $         5,854,299
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             191,534               210,033               242,693
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           3,054,022             2,978,539             5,611,606
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             707,050                    --             2,569,920
      Realized gains (losses) on sale of investments......           1,043,968              (10,209)               268,948
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................           1,751,018              (10,209)             2,838,868
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (4,222,833)             2,372,512          (11,029,103)
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................         (2,471,815)             2,362,303           (8,190,235)
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          582,207   $         5,340,842   $       (2,578,629)
                                                            ==================   ===================   ===================


                                                                            MIST SSGA GROWTH AND INCOME ETF
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           230,183   $          286,434   $           276,750
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               30,400               41,813                37,442
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................              199,783              244,621               239,308
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              503,838              680,062               237,215
      Realized gains (losses) on sale of investments......              121,694              349,119                69,382
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              625,532            1,029,181               306,597
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,001,966)            (624,474)               729,065
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (376,434)              404,707             1,035,662
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (176,651)   $          649,328   $         1,274,970
                                                            ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                                 MIST SSGA GROWTH ETF
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          211,762   $           203,652   $           156,002
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              26,925                28,447                26,468
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             184,837               175,205               129,534
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             513,430               599,150               243,753
      Realized gains (losses) on sale of investments......             (8,461)               112,678                55,282
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................             504,969               711,828               299,035
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (911,232)             (429,098)               674,187
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (406,263)               282,730               973,222
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (221,426)   $           457,935   $         1,102,756
                                                            ==================   ===================   ===================


                                                                           MIST T. ROWE PRICE MID CAP GROWTH
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $               --   $                --   $           113,455
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             134,819               121,956               107,354
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           (134,819)             (121,956)                 6,101
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           5,398,443             3,063,380             1,401,795
      Realized gains (losses) on sale of investments......           1,003,282               924,545               740,817
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................           6,401,725             3,987,925             2,142,612
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (4,086,677)                13,875             6,644,334
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           2,315,048             4,001,800             8,786,946
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        2,180,229   $         3,879,844   $         8,793,047
                                                            ==================   ===================   ===================


                                                                              MIST WMC LARGE CAP RESEARCH
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            45,481   $           39,047   $            47,393
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               12,785               10,733                 7,685
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................               32,696               28,314                39,708
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              341,431                   --                    --
      Realized gains (losses) on sale of investments......              166,503              121,175               162,606
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              507,934              121,175               162,606
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..            (345,351)              394,428               773,890
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              162,583              515,603               936,496
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           195,279   $          543,917   $           976,204
                                                            ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                         MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                   2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           388,356   $            333,453   $           379,864
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               95,514                100,445                99,852
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................              292,842                233,008               280,012
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                     --                    --
      Realized gains (losses) on sale of investments......             (12,050)                (3,310)             (200,358)
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................             (12,050)                (3,310)             (200,358)
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..            (780,013)            (1,060,104)             3,225,130
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (792,063)            (1,063,414)             3,024,772
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (499,221)   $          (830,406)   $         3,304,784
                                                            ===================   ====================   ===================


                                                                             MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                   2014                  2013
                                                            --------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          4,260,847   $         4,343,951    $         5,173,839
                                                            --------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................                71,787                71,251                 74,523
                                                            --------------------   -------------------    -------------------
           Net investment income (loss)...................             4,189,060             4,272,700              5,099,316
                                                            --------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                    --                     --
      Realized gains (losses) on sale of investments......                 8,045                 1,727                 35,881
                                                            --------------------   -------------------    -------------------
           Net realized gains (losses)....................                 8,045                 1,727                 35,881
                                                            --------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments..           (3,887,571)             3,887,055            (8,654,396)
                                                            --------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (3,879,526)             3,888,782            (8,618,515)
                                                            --------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $            309,534   $         8,161,482    $       (3,519,199)
                                                            ====================   ===================    ===================


                                                                                 MSF BLACKROCK BOND INCOME
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                   2014                  2013
                                                            --------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          5,451,367   $         2,892,216    $         3,457,547
                                                            --------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................               385,473               394,822                414,901
                                                            --------------------   -------------------    -------------------
           Net investment income (loss)...................             5,065,894             2,497,394              3,042,646
                                                            --------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             1,596,463                    --              2,107,472
      Realized gains (losses) on sale of investments......              (39,046)                39,837                201,266
                                                            --------------------   -------------------    -------------------
           Net realized gains (losses)....................             1,557,417                39,837              2,308,738
                                                            --------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments..           (6,716,514)             2,773,778            (6,436,472)
                                                            --------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (5,159,097)             2,813,615            (4,127,734)
                                                            --------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           (93,203)   $         5,311,009    $       (1,085,088)
                                                            ====================   ===================    ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                          MSF BLACKROCK CAPITAL APPRECIATION
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   ------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $           110,123   $        1,290,585
                                                            -------------------   -------------------   ------------------
EXPENSES:
      Mortality and expense risk charges..................            1,009,066               983,215              893,764
                                                            -------------------   -------------------   ------------------
          Net investment income (loss)....................          (1,009,066)             (873,092)              396,821
                                                            -------------------   -------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           30,315,109                    --                   --
      Realized gains (losses) on sale of investments......            6,450,145             7,377,063            5,770,283
                                                            -------------------   -------------------   ------------------
          Net realized gains (losses).....................           36,765,254             7,377,063            5,770,283
                                                            -------------------   -------------------   ------------------
      Change in unrealized gains (losses) on investments..         (25,883,426)             7,124,928           39,808,074
                                                            -------------------   -------------------   ------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           10,881,828            14,501,991           45,578,357
                                                            -------------------   -------------------   ------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         9,872,762   $        13,628,899   $       45,975,178
                                                            ===================   ===================   ==================


                                                                             MSF BLACKROCK LARGE CAP VALUE
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           240,923   $           162,210   $           160,183
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               43,530                43,227                39,002
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................              197,393               118,983               121,181
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,078,095             2,955,713               619,306
      Realized gains (losses) on sale of investments......            (167,745)              (29,286)                25,909
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................              910,350             2,926,427               645,215
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,922,096)           (1,868,414)             2,360,344
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,011,746)             1,058,013             3,005,559
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (814,353)   $         1,176,996   $         3,126,740
                                                            ===================   ===================   ===================


                                                                              MSF BLACKROCK MONEY MARKET
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            1,408   $                --
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             193,076               214,315               233,544
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           (191,668)             (214,315)             (233,544)
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                  --                    --                    --
      Realized gains (losses) on sale of investments......                  --                    --                    --
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................                  --                    --                    --
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..                  --                    --                    --
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................                  --                    --                    --
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (191,668)   $         (214,315)   $         (233,544)
                                                            ==================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                              MSF FRONTIER MID CAP GROWTH
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                 2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $                --   $            43,546
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               17,379                14,994                13,000
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................             (17,379)              (14,994)                30,546
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              619,284               376,447                82,068
      Realized gains (losses) on sale of investments......              203,010                79,671               140,054
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................              822,294               456,118               222,122
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            (705,077)               (1,763)               710,942
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              117,217               454,355               933,064
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $            99,838   $           439,361   $           963,610
                                                            ===================   ===================   ===================


                                                                                   MSF JENNISON GROWTH
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            34,180   $            29,706   $            39,071
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               50,120                44,894                37,592
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................             (15,940)              (15,188)                 1,479
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,885,730               604,016                95,901
      Realized gains (losses) on sale of investments......              428,717               273,872               162,253
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            2,314,447               877,888               258,154
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,073,597)                90,965             2,766,252
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            1,240,850               968,853             3,024,406
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         1,224,910   $           953,665   $         3,025,885
                                                            ===================   ===================   ===================


                                                                           MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                 2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           226,998   $            65,160   $           606,447
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              786,779               801,894               754,933
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (559,781)             (736,734)             (148,486)
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           18,508,956            19,367,851            10,284,298
      Realized gains (losses) on sale of investments......            2,947,688             3,641,998             4,335,023
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................           21,456,644            23,009,849            14,619,321
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (23,407,147)          (17,796,250)            32,236,153
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,950,503)             5,213,599            46,855,474
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (2,510,284)   $         4,476,865   $        46,706,988
                                                            ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                           MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                  2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $                 --   $
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               34,214                 34,251                29,161
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................             (34,214)               (34,251)              (29,161)
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,266,041              1,119,697                    --
      Realized gains (losses) on sale of investments......              318,013                320,186               199,669
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            1,584,054              1,439,883               199,669
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,413,526)            (1,349,918)             2,859,891
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              170,528                 89,965             3,059,560
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           136,314   $             55,714   $         3,030,399
                                                            ===================   ====================   ===================


                                                                              MSF MET/ARTISAN MID CAP VALUE
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         1,295,521   $            862,126   $         1,077,324
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              485,827                526,612               498,430
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................              809,694                335,514               578,894
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           13,670,850                     --                    --
      Realized gains (losses) on sale of investments......            1,507,332              2,109,078             1,417,027
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................           15,178,182              2,109,078             1,417,027
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..         (26,681,224)              (694,261)            31,699,568
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................         (11,503,042)              1,414,817            33,116,595
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $      (10,693,348)   $          1,750,331   $        33,695,489
                                                            ===================   ====================   ===================


                                                                             MSF METLIFE ASSET ALLOCATION 20
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            232,288   $           354,430   $            258,457
                                                            --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................                30,622                27,021                 25,789
                                                            --------------------   -------------------   --------------------
           Net investment income (loss)...................               201,666               327,409                232,668
                                                            --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................               310,289               358,717                 39,052
      Realized gains (losses) on sale of investments......                 1,794                62,468                149,044
                                                            --------------------   -------------------   --------------------
           Net realized gains (losses)....................               312,083               421,185                188,096
                                                            --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..             (571,423)             (366,032)               (60,110)
                                                            --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             (259,340)                55,153                127,986
                                                            --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           (57,674)   $           382,562   $            360,654
                                                            ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                               MSF METLIFE ASSET ALLOCATION 40
                                                                                         SUB-ACCOUNT
                                                            -------------------------------------------------------------------
                                                                     2015                   2014                   2013
                                                            ---------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $              63,074   $            432,990   $            370,753
                                                            ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................                 35,186                 38,907                 36,314
                                                            ---------------------   --------------------   --------------------
           Net investment income (loss)...................                 27,888                394,083                334,439
                                                            ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                726,903                511,036                139,704
      Realized gains (losses) on sale of investments......                201,280                320,589                325,214
                                                            ---------------------   --------------------   --------------------
           Net realized gains (losses)....................                928,183                831,625                464,918
                                                            ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..            (1,054,649)              (542,364)                630,162
                                                            ---------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................              (126,466)                289,261              1,095,080
                                                            ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $            (98,578)   $            683,344   $          1,429,519
                                                            =====================   ====================   ====================


                                                                              MSF METLIFE ASSET ALLOCATION 60
                                                                                        SUB-ACCOUNT
                                                            -------------------------------------------------------------------
                                                                    2015                   2014                    2013
                                                            --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            387,745   $          1,269,200    $          1,080,375
                                                            --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges..................               165,238                172,415                 155,236
                                                            --------------------   --------------------    --------------------
           Net investment income (loss)...................               222,507              1,096,785                 925,139
                                                            --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             3,370,695              2,135,289                 393,565
      Realized gains (losses) on sale of investments......             1,437,951                915,123                 931,841
                                                            --------------------   --------------------    --------------------
           Net realized gains (losses)....................             4,808,646              3,050,412               1,325,406
                                                            --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments..           (5,588,587)            (1,446,767)               6,036,151
                                                            --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................             (779,941)              1,603,645               7,361,557
                                                            --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $          (557,434)   $          2,700,430    $          8,286,696
                                                            ====================   ====================    ====================


                                                                              MSF METLIFE ASSET ALLOCATION 80
                                                                                        SUB-ACCOUNT
                                                            -------------------------------------------------------------------
                                                                    2015                   2014                    2013
                                                            --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            334,189   $          1,168,956    $            918,734
                                                            --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges..................               181,002                180,093                 154,183
                                                            --------------------   --------------------    --------------------
           Net investment income (loss)...................               153,187                988,863                 764,551
                                                            --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             2,848,963                     --                      --
      Realized gains (losses) on sale of investments......               809,709              1,467,212                 824,701
                                                            --------------------   --------------------    --------------------
           Net realized gains (losses)....................             3,658,672              1,467,212                 824,701
                                                            --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments..           (4,915,159)                759,532              10,434,753
                                                            --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................           (1,256,487)              2,226,744              11,259,454
                                                            --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $        (1,103,300)   $          3,215,607    $         12,024,005
                                                            ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                             MSF METLIFE MID CAP STOCK INDEX
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           279,811   $           242,087   $           237,932
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               92,534                89,501                79,497
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................              187,277               152,586               158,435
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,520,927             1,096,801               583,119
      Realized gains (losses) on sale of investments......              544,216               618,173               466,205
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            2,065,143             1,714,974             1,049,324
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (2,899,011)               176,020             4,625,274
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (833,868)             1,890,994             5,674,598
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (646,591)   $         2,043,580   $         5,833,033
                                                            ===================   ===================   ===================


                                                                                MSF METLIFE STOCK INDEX
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         3,084,335   $         2,913,065   $         2,861,662
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              947,135               934,909               836,469
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            2,137,200             1,978,156             2,025,193
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            7,419,179             4,274,864             2,322,035
      Realized gains (losses) on sale of investments......            4,032,781             4,931,460             2,510,854
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................           11,451,960             9,206,324             4,832,889
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (12,442,865)             9,807,750            35,589,278
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (990,905)            19,014,074            40,422,167
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         1,146,295   $        20,992,230   $        42,447,360
                                                            ===================   ===================   ===================


                                                                                 MSF MFS TOTAL RETURN
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,408,423   $        2,242,208   $         2,315,506
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              446,935              474,143               453,410
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................            1,961,488            1,768,065             1,862,096
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                   --                    --
      Realized gains (losses) on sale of investments......            2,718,161            1,519,321               930,924
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................            2,718,161            1,519,321               930,924
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..          (5,073,059)            4,052,426            12,320,741
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (2,354,898)            5,571,747            13,251,665
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (393,410)   $        7,339,812   $        15,113,761
                                                            ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                                     MSF MFS VALUE
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $        1,991,501   $         1,200,678   $           304,985
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             377,090               371,656               249,315
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           1,614,411               829,022                55,670
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................          11,442,150             3,350,088               517,860
      Realized gains (losses) on sale of investments......             628,124             1,009,235               745,772
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................          12,070,274             4,359,323             1,263,632
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..        (14,155,601)             1,856,671            12,213,510
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................         (2,085,327)             6,215,994            13,477,142
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (470,916)   $         7,045,016   $        13,532,812
                                                            ==================   ===================   ===================


                                                                                  MSF MSCI EAFE INDEX
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          404,844   $           343,225   $           377,112
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              43,548                46,129                42,035
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             361,296               297,096               335,077
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                  --                    --                    --
      Realized gains (losses) on sale of investments......              52,447               120,400                37,863
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................              52,447               120,400                37,863
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (567,631)           (1,251,623)             2,081,418
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (515,184)           (1,131,223)             2,119,281
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (153,888)   $         (834,127)   $         2,454,358
                                                            ==================   ===================   ===================


                                                                             MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           213,902   $          204,703   $           336,229
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              182,719              189,215               172,625
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................               31,183               15,488               163,604
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                   --                    --
      Realized gains (losses) on sale of investments......              746,240              583,021               121,622
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              746,240              583,021               121,622
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..            (593,420)            (889,751)            14,779,519
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              152,820            (306,730)            14,901,141
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           184,003   $        (291,242)   $        15,064,745
                                                            ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                                 MSF RUSSELL 2000 INDEX
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2015                   2014                  2013
                                                            -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $           284,381   $           275,683   $            326,585
                                                            -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               91,460                92,024                 82,556
                                                            -------------------   -------------------   --------------------
           Net investment income (loss)...................              192,921               183,659                244,029
                                                            -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,347,619               534,212                     --
      Realized gains (losses) on sale of investments......              628,722               765,727                554,799
                                                            -------------------   -------------------   --------------------
           Net realized gains (losses)....................            1,976,341             1,299,939                554,799
                                                            -------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..          (3,212,682)             (437,931)              6,045,878
                                                            -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,236,341)               862,008              6,600,677
                                                            -------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (1,043,420)   $         1,045,667   $          6,844,706
                                                            ===================   ===================   ====================


                                                                           MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $             37,059   $            14,948   $            37,329
                                                            --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               105,514                94,150                68,971
                                                            --------------------   -------------------   -------------------
           Net investment income (loss)...................              (68,455)              (79,202)              (31,642)
                                                            --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             4,740,522             1,707,063                    --
      Realized gains (losses) on sale of investments......               649,692               702,900               557,399
                                                            --------------------   -------------------   -------------------
           Net realized gains (losses)....................             5,390,214             2,409,963               557,399
                                                            --------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (2,713,075)             (236,911)             5,715,381
                                                            --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             2,677,139             2,173,052             6,272,780
                                                            --------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          2,608,684   $         2,093,850   $         6,241,138
                                                            ====================   ===================   ===================


                                                                           MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2015                  2014                   2013
                                                            --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $             17,067   $             1,906   $            34,684
                                                            --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................                50,146                45,080                40,224
                                                            --------------------   -------------------   -------------------
           Net investment income (loss)...................              (33,079)              (43,174)               (5,540)
                                                            --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             1,071,724               850,277               535,896
      Realized gains (losses) on sale of investments......               356,823               420,568               422,228
                                                            --------------------   -------------------   -------------------
           Net realized gains (losses)....................             1,428,547             1,270,845               958,124
                                                            --------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (1,160,514)             (514,352)             2,695,733
                                                            --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               268,033               756,493             3,653,857
                                                            --------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $            234,954   $           713,319   $         3,648,317
                                                            ====================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                    2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           900,409   $           938,893   $           887,676
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               60,308                60,945                61,310
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................              840,101               877,948               826,366
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......               65,736               148,527               193,604
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................               65,736               148,527               193,604
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,260,294)             (154,919)             (890,490)
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (1,194,558)               (6,392)             (696,886)
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (354,457)   $           871,556   $           129,480
                                                            ===================   ===================   ===================


                                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           133,780   $           123,677   $           163,416
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               20,364                22,888                24,111
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................              113,416               100,789               139,305
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......                2,510                 4,087                 6,692
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................                2,510                 4,087                 6,692
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            (102,188)                54,138             (228,422)
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             (99,678)                58,225             (221,730)
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $            13,738   $           159,014   $          (82,425)
                                                            ===================   ===================   ===================


                                                                                   MSF WMC BALANCED
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2015                  2014                  2013
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           115,945   $            89,746   $            98,812
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               20,710                13,852                12,165
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................               95,235                75,894                86,647
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              990,352                    --                    --
      Realized gains (losses) on sale of investments......               81,655                53,787               214,517
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            1,072,007                53,787               214,517
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,053,965)               319,418               450,389
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               18,042               373,205               664,906
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           113,277   $           449,099   $           751,553
                                                            ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013



                                                                                 MSF WMC CORE EQUITY OPPORTUNITIES
                                                                                            SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                         2015                  2014                  2013
                                                                  ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends................................................   $        4,684,834   $         1,878,606   $         3,412,614
                                                                  ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.......................            1,269,005             1,288,929             1,202,357
                                                                  ------------------   -------------------   -------------------
          Net investment income (loss).........................            3,415,829               589,677             2,210,257
                                                                  ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions..............................           90,120,936            22,451,189             4,075,820
      Realized gains (losses) on sale of investments...........            4,907,255             8,317,230             6,940,847
                                                                  ------------------   -------------------   -------------------
          Net realized gains (losses)..........................           95,028,191            30,768,419            11,016,667
                                                                  ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments.......         (93,484,821)           (5,748,917)            56,699,669
                                                                  ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments..........................            1,543,370            25,019,502            67,716,336
                                                                  ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $        4,959,199   $        25,609,179   $        69,926,593
                                                                  ==================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                                AMERICAN FUNDS BOND
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                  2014                   2013
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            163,789   $           178,280   $            157,672
   Net realized gains (losses).........................               213,832                17,999                137,563
   Change in unrealized gains (losses) on investments..             (379,055)               317,789              (572,371)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               (1,434)               514,068              (277,136)
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               652,593               724,451                815,157
   Net transfers (including fixed account).............             1,161,852               507,178                432,580
   Policy charges......................................             (456,281)             (466,219)              (497,034)
   Transfers for policy benefits and terminations......             (646,502)             (674,521)              (780,157)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................               711,662                90,889               (29,454)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............               710,228               604,957              (306,590)
NET ASSETS:
   Beginning of year...................................            10,875,641            10,270,684             10,577,274
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         11,585,869   $        10,875,641   $         10,270,684
                                                         ====================   ===================   ====================

                                                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (216,059)   $         (149,805)   $            284,073
   Net realized gains (losses).........................             5,818,723             1,464,456                552,674
   Change in unrealized gains (losses) on investments..           (5,454,543)             (212,569)             13,160,218
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               148,121             1,102,082             13,996,965
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             3,489,635             4,009,235              4,148,894
   Net transfers (including fixed account).............             (787,220)           (1,784,111)              (752,010)
   Policy charges......................................           (2,582,894)           (2,733,427)            (2,810,839)
   Transfers for policy benefits and terminations......           (4,386,478)           (4,047,735)            (3,627,388)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (4,266,957)           (4,556,038)            (3,041,343)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............           (4,118,836)           (3,453,956)             10,955,622
NET ASSETS:
   Beginning of year...................................            59,188,074            62,642,030             51,686,408
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         55,069,238   $        59,188,074   $         62,642,030
                                                         ====================   ===================   ====================

                                                                               AMERICAN FUNDS GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                   2013
                                                         -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           510,156    $           853,685   $         1,015,111
   Net realized gains (losses).........................           43,766,689             14,036,210             4,396,782
   Change in unrealized gains (losses) on investments..         (32,203,834)              (222,781)            38,731,483
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           12,073,011             14,667,114            44,143,376
                                                         -------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            9,335,641             10,398,055            11,283,766
   Net transfers (including fixed account).............          (3,949,594)            (4,269,988)           (5,880,290)
   Policy charges......................................          (7,308,225)            (7,619,559)           (7,870,027)
   Transfers for policy benefits and terminations......         (10,739,912)           (10,768,409)          (12,145,488)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (12,662,090)           (12,259,901)          (14,612,039)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets.............            (589,079)              2,407,213            29,531,337
NET ASSETS:
   Beginning of year...................................          188,334,978            185,927,765           156,396,428
                                                         -------------------    -------------------   -------------------
   End of year.........................................  $       187,745,899    $       188,334,978   $       185,927,765
                                                         ===================    ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                            AMERICAN FUNDS GROWTH-INCOME
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,323,652   $         1,299,228    $         1,211,377
   Net realized gains (losses).........................            21,525,653             8,734,390              1,863,711
   Change in unrealized gains (losses) on investments..          (21,212,717)             2,737,001             29,135,644
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,636,588            12,770,619             32,210,732
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,344,250             6,812,867              7,533,372
   Net transfers (including fixed account).............           (1,974,791)                30,708            (1,609,876)
   Policy charges......................................           (5,258,573)           (5,499,750)            (5,470,778)
   Transfers for policy benefits and terminations......           (6,588,509)           (7,654,331)            (6,088,456)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,477,623)           (6,310,506)            (5,635,738)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............           (5,841,035)             6,460,113             26,574,994
NET ASSETS:
   Beginning of year...................................           133,081,730           126,621,617            100,046,623
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $        127,240,695   $       133,081,730    $       126,621,617
                                                         ====================   ===================    ===================

                                                                             FIDELITY VIP EQUITY-INCOME
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                   2013
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          2,788,734   $          2,550,433   $         2,016,323
   Net realized gains (losses).........................            10,220,062              2,321,443             7,307,530
   Change in unrealized gains (losses) on investments..          (17,793,231)              3,880,845            15,794,485
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (4,784,435)              8,752,721            25,118,338
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,932,004              5,251,008             5,767,873
   Net transfers (including fixed account).............           (1,509,694)              (364,531)           (1,429,044)
   Policy charges......................................           (4,486,151)            (4,621,657)           (4,479,275)
   Transfers for policy benefits and terminations......           (6,225,154)            (7,201,709)           (8,707,275)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,288,995)            (6,936,889)           (8,847,721)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (12,073,430)              1,815,832            16,270,617
NET ASSETS:
   Beginning of year...................................           113,177,895            111,362,063            95,091,446
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $        101,104,465   $        113,177,895   $       111,362,063
                                                         ====================   ====================   ===================

                                                                          MIST CLARION GLOBAL REAL ESTATE
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2015                   2014                   2013
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           809,091   $            321,104   $          1,388,393
   Net realized gains (losses).........................            (117,720)              (173,694)              (201,401)
   Change in unrealized gains (losses) on investments..          (1,012,918)              2,539,435              (486,517)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            (321,547)              2,686,845                700,475
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,459,974              1,616,408              1,715,437
   Net transfers (including fixed account).............            (525,443)              (192,611)                306,028
   Policy charges......................................            (970,793)            (1,032,894)            (1,063,908)
   Transfers for policy benefits and terminations......          (1,747,785)            (1,454,332)            (1,262,586)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (1,784,047)            (1,063,429)              (305,029)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............          (2,105,594)              1,623,416                395,446
NET ASSETS:
   Beginning of year...................................           22,374,829             20,751,413             20,355,967
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $        20,269,235   $         22,374,829   $         20,751,413
                                                         ===================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                         MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             15,511   $          (67,193)   $            (4,998)
   Net realized gains (losses).........................             1,696,765               850,440                657,110
   Change in unrealized gains (losses) on investments..           (3,384,147)             4,989,799              5,128,373
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (1,671,871)             5,773,046              5,780,485
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,037,715             1,850,590              1,200,725
   Net transfers (including fixed account).............           (1,434,115)            18,589,729              1,777,394
   Policy charges......................................           (1,862,671)           (1,588,695)              (825,871)
   Transfers for policy benefits and terminations......           (2,352,224)           (2,355,543)            (1,947,902)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (3,611,295)            16,496,081                204,346
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............           (5,283,166)            22,269,127              5,984,831
NET ASSETS:
   Beginning of year...................................            41,484,898            19,215,771             13,230,940
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         36,201,732   $        41,484,898   $         19,215,771
                                                         ====================   ===================   ====================

                                                                         MIST HARRIS OAKMARK INTERNATIONAL
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                2015                   2014                  2013
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,453,028   $          1,220,960   $         1,166,871
   Net realized gains (losses).........................            4,790,886              5,996,231               793,488
   Change in unrealized gains (losses) on investments..          (8,476,331)           (10,494,661)            11,642,328
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................          (2,232,417)            (3,277,470)            13,602,687
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            2,468,340              2,804,264             2,776,264
   Net transfers (including fixed account).............            (284,165)              (206,799)             2,312,656
   Policy charges......................................          (1,968,295)            (2,112,073)           (2,087,626)
   Transfers for policy benefits and terminations......          (3,481,392)            (3,503,148)           (5,342,155)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (3,265,512)            (3,017,756)           (2,340,861)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (5,497,929)            (6,295,226)            11,261,826
NET ASSETS:
   Beginning of year...................................           51,680,629             57,975,855            46,714,029
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        46,182,700   $         51,680,629   $        57,975,855
                                                         ===================   ====================   ===================

                                                                             MIST INVESCO MID CAP VALUE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            111,425   $           109,101   $            164,897
   Net realized gains (losses).........................             1,974,110             6,214,492                562,422
   Change in unrealized gains (losses) on investments..           (4,874,326)           (3,309,860)              7,352,115
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (2,788,791)             3,013,733              8,079,434
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,459,597             1,761,471              1,868,884
   Net transfers (including fixed account).............             (785,119)           (1,002,971)              (945,586)
   Policy charges......................................           (1,243,950)           (1,323,636)            (1,434,547)
   Transfers for policy benefits and terminations......           (2,199,121)           (1,868,831)            (2,466,035)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,768,593)           (2,433,967)            (2,977,284)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............           (5,557,384)               579,766              5,102,150
NET ASSETS:
   Beginning of year...................................            33,688,813            33,109,047             28,006,897
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         28,131,429   $        33,688,813   $         33,109,047
                                                         ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                           MIST INVESCO SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2015                   2014                   2013
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (10,851)   $           (17,127)   $              1,797
   Net realized gains (losses).........................            1,292,467                750,683                424,616
   Change in unrealized gains (losses) on investments..          (1,360,893)              (364,505)                943,185
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (79,277)                369,051              1,369,598
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              232,586                242,661                254,377
   Net transfers (including fixed account).............              283,463                289,511                132,564
   Policy charges......................................            (219,593)              (216,683)              (194,748)
   Transfers for policy benefits and terminations......            (247,061)              (383,766)              (269,472)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               49,395               (68,277)               (77,279)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             (29,882)                300,774              1,292,319
NET ASSETS:
   Beginning of year...................................            4,960,930              4,660,156              3,367,837
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         4,931,048   $          4,960,930   $          4,660,156
                                                         ===================   ====================   ====================

                                                                           MIST LORD ABBETT BOND DEBENTURE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,959,280   $          2,052,067   $         2,372,601
   Net realized gains (losses).........................             1,546,203              1,260,204               336,373
   Change in unrealized gains (losses) on investments..           (4,266,543)            (1,546,060)                60,078
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (761,060)              1,766,211             2,769,052
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,073,781              2,028,552             2,756,662
   Net transfers (including fixed account).............               378,971                166,600             (540,863)
   Policy charges......................................           (1,863,995)            (1,899,363)           (2,014,707)
   Transfers for policy benefits and terminations......           (1,703,977)            (2,060,910)           (2,291,894)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,115,220)            (1,765,121)           (2,090,802)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............           (1,876,280)                  1,090               678,250
NET ASSETS:
   Beginning of year...................................            37,418,590             37,417,500            36,739,250
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $         35,542,310   $         37,418,590   $        37,417,500
                                                         ====================   ====================   ===================

                                                                          MIST METLIFE ASSET ALLOCATION 100
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                   2013
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          4,547,584   $          1,715,082   $       (1,783,856)
   Net realized gains (losses).........................            40,808,715              6,896,229             2,389,277
   Change in unrealized gains (losses) on investments..          (54,948,691)             13,478,025            78,354,012
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (9,592,392)             22,089,336            78,959,433
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            19,753,543             21,241,606            16,013,816
   Net transfers (including fixed account).............           (4,371,744)            (3,812,813)           429,213,514
   Policy charges......................................          (16,063,957)           (16,420,481)          (11,599,783)
   Transfers for policy benefits and terminations......          (28,709,175)           (37,088,141)          (25,151,032)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (29,391,333)           (36,079,829)           408,476,515
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (38,983,725)           (13,990,493)           487,435,948
NET ASSETS:
   Beginning of year...................................           481,267,328            495,257,821             7,821,873
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $        442,283,603   $        481,267,328   $       495,257,821
                                                         ====================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                         MIST MFS RESEARCH INTERNATIONAL
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         2,206,415   $         1,876,890   $         2,162,241
   Net realized gains (losses).........................            (358,795)             (189,330)             (793,067)
   Change in unrealized gains (losses) on investments..          (3,283,040)           (8,618,217)            15,498,686
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................          (1,435,420)           (6,930,657)            16,867,860
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,906,208             5,201,885             5,973,825
   Net transfers (including fixed account).............          (1,312,509)           (2,230,246)           (2,510,115)
   Policy charges......................................          (3,299,792)           (3,676,895)           (3,743,226)
   Transfers for policy benefits and terminations......          (5,168,162)           (6,150,554)           (7,045,708)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (4,874,255)           (6,855,810)           (7,325,224)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (6,309,675)          (13,786,467)             9,542,636
NET ASSETS:
   Beginning of year...................................           88,343,751           102,130,218            92,587,582
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        82,034,076   $        88,343,751   $       102,130,218
                                                         ===================   ===================   ===================

                                                                       MIST MORGAN STANLEY MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (102,953)   $          (95,407)   $            64,846
   Net realized gains (losses).........................              506,288               662,160               552,599
   Change in unrealized gains (losses) on investments..          (1,536,112)             (397,027)             6,125,841
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................          (1,132,777)               169,726             6,743,286
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,343,581             1,452,581             1,619,633
   Net transfers (including fixed account).............             (60,648)             (295,528)             (247,856)
   Policy charges......................................            (937,258)             (988,050)           (1,038,416)
   Transfers for policy benefits and terminations......          (1,038,065)           (1,653,280)           (1,686,336)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (692,390)           (1,484,277)           (1,352,975)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (1,825,167)           (1,314,551)             5,390,311
NET ASSETS:
   Beginning of year...................................           22,216,204            23,530,755            18,140,444
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        20,391,037   $        22,216,204   $        23,530,755
                                                         ===================   ===================   ===================

                                                                          MIST OPPENHEIMER GLOBAL EQUITY
                                                                                    SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                   2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            95,962   $            77,784   $           151,355
   Net realized gains (losses).........................              679,826               544,063               357,817
   Change in unrealized gains (losses) on investments..            (388,733)             (412,091)             1,635,823
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              387,055               209,756             2,144,995
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              455,265               456,914               527,464
   Net transfers (including fixed account).............            (117,266)               194,701               671,229
   Policy charges......................................            (402,217)             (407,045)             (379,389)
   Transfers for policy benefits and terminations......            (474,883)             (634,979)             (724,386)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (539,101)             (390,409)                94,918
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............            (152,046)             (180,653)             2,239,913
NET ASSETS:
   Beginning of year...................................            9,931,414            10,112,067             7,872,154
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $         9,779,368   $         9,931,414   $        10,112,067
                                                         ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                       MIST PIMCO INFLATION PROTECTED BOND
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          557,201   $           205,404   $           323,638
   Net realized gains (losses).........................           (227,489)             (251,589)               567,160
   Change in unrealized gains (losses) on investments..           (688,348)               467,838           (2,459,744)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           (358,636)               421,653           (1,568,946)
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             808,578               939,229             1,113,885
   Net transfers (including fixed account).............           (891,282)             (385,418)           (1,966,460)
   Policy charges......................................           (678,748)             (775,426)             (887,359)
   Transfers for policy benefits and terminations......           (866,857)           (1,400,811)             (878,609)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (1,628,309)           (1,622,426)           (2,618,543)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (1,986,945)           (1,200,773)           (4,187,489)
NET ASSETS:
   Beginning of year...................................          12,665,492            13,866,265            18,053,754
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       10,678,547   $        12,665,492   $        13,866,265
                                                         ==================   ===================   ===================

                                                                             MIST PIMCO TOTAL RETURN
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $        3,054,022   $         2,978,539   $         5,611,606
   Net realized gains (losses).........................           1,751,018              (10,209)             2,838,868
   Change in unrealized gains (losses) on investments..         (4,222,833)             2,372,512          (11,029,103)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................             582,207             5,340,842           (2,578,629)
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           3,782,627             4,256,099             5,142,128
   Net transfers (including fixed account).............        (64,140,596)           (2,935,565)           (7,226,635)
   Policy charges......................................         (2,893,195)           (3,715,219)           (4,525,639)
   Transfers for policy benefits and terminations......         (3,982,262)           (5,367,067)           (5,320,993)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................        (67,233,426)           (7,761,752)          (11,931,139)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............        (66,651,219)           (2,420,910)          (14,509,768)
NET ASSETS:
   Beginning of year...................................         124,198,185           126,619,095           141,128,863
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       57,546,966   $       124,198,185   $       126,619,095
                                                         ==================   ===================   ===================

                                                                         MIST SSGA GROWTH AND INCOME ETF
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           199,783   $          244,621   $           239,308
   Net realized gains (losses).........................              625,532            1,029,181               306,597
   Change in unrealized gains (losses) on investments..          (1,001,966)            (624,474)               729,065
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (176,651)              649,328             1,274,970
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              350,785              461,700               589,663
   Net transfers (including fixed account).............            (336,774)          (1,818,355)             1,416,083
   Policy charges......................................            (398,534)            (441,270)             (409,028)
   Transfers for policy benefits and terminations......            (941,402)          (1,058,171)             (157,865)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (1,325,925)          (2,856,096)             1,438,853
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............          (1,502,576)          (2,206,768)             2,713,823
NET ASSETS:
   Beginning of year...................................            9,715,870           11,922,638             9,208,815
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $         8,213,294   $        9,715,870   $        11,922,638
                                                         ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                              MIST SSGA GROWTH ETF
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          184,837   $           175,205   $           129,534
   Net realized gains (losses).........................             504,969               711,828               299,035
   Change in unrealized gains (losses) on investments..           (911,232)             (429,098)               674,187
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           (221,426)               457,935             1,102,756
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             446,271               712,443               778,465
   Net transfers (including fixed account).............             336,655           (1,132,668)             2,922,540
   Policy charges......................................           (262,837)             (248,347)             (219,682)
   Transfers for policy benefits and terminations......           (910,108)             (262,723)             (151,446)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (390,019)             (931,295)             3,329,877
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............           (611,445)             (473,360)             4,432,633
NET ASSETS:
   Beginning of year...................................           9,149,710             9,623,070             5,190,437
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $        8,538,265   $         9,149,710   $         9,623,070
                                                         ==================   ===================   ===================

                                                                        MIST T. ROWE PRICE MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $        (134,819)   $         (121,956)   $             6,101
   Net realized gains (losses).........................           6,401,725             3,987,925             2,142,612
   Change in unrealized gains (losses) on investments..         (4,086,677)                13,875             6,644,334
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           2,180,229             3,879,844             8,793,047
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           1,288,965             1,484,261             1,555,121
   Net transfers (including fixed account).............             557,719             (103,742)             (131,973)
   Policy charges......................................         (1,170,217)           (1,151,868)           (1,151,093)
   Transfers for policy benefits and terminations......         (2,243,126)           (1,869,317)           (2,568,978)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (1,566,659)           (1,640,666)           (2,296,923)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............             613,570             2,239,178             6,496,124
NET ASSETS:
   Beginning of year...................................          34,246,348            32,007,170            25,511,046
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       34,859,918   $        34,246,348   $        32,007,170
                                                         ==================   ===================   ===================

                                                                           MIST WMC LARGE CAP RESEARCH
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            32,696   $           28,314   $            39,708
   Net realized gains (losses).........................              507,934              121,175               162,606
   Change in unrealized gains (losses) on investments..            (345,351)              394,428               773,890
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              195,279              543,917               976,204
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              195,412              197,261               219,648
   Net transfers (including fixed account).............              173,894              403,149              (57,850)
   Policy charges......................................            (190,411)            (177,443)             (159,520)
   Transfers for policy benefits and terminations......            (357,770)            (165,119)             (266,802)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (178,875)              257,848             (264,524)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............               16,404              801,765               711,680
NET ASSETS:
   Beginning of year...................................            4,496,280            3,694,515             2,982,835
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $         4,512,684   $        4,496,280   $         3,694,515
                                                         ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                       MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                     SUB-ACCOUNT
                                                         ------------------------------------------------------------------
                                                                 2015                   2014                   2013
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            292,842   $            233,008   $            280,012
   Net realized gains (losses).........................              (12,050)                (3,310)              (200,358)
   Change in unrealized gains (losses) on investments..             (780,013)            (1,060,104)              3,225,130
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (499,221)              (830,406)              3,304,784
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,578,118              1,771,579              2,139,879
   Net transfers (including fixed account).............               137,614              (151,871)              (646,865)
   Policy charges......................................             (994,246)            (1,133,974)            (1,309,517)
   Transfers for policy benefits and terminations......           (1,310,279)            (1,787,736)            (1,931,038)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (588,793)            (1,302,002)            (1,747,541)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............           (1,088,014)            (2,132,408)              1,557,243
NET ASSETS:
   Beginning of year...................................            22,545,794             24,678,202             23,120,959
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         21,457,780   $         22,545,794   $         24,678,202
                                                         ====================   ====================   ====================

                                                                         MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                  2014                   2013
                                                         -------------------    -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         4,189,060    $         4,272,700    $         5,099,316
   Net realized gains (losses).........................                8,045                  1,727                 35,881
   Change in unrealized gains (losses) on investments..          (3,887,571)              3,887,055            (8,654,396)
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................              309,534              8,161,482            (3,519,199)
                                                         -------------------    -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,352,213              1,613,792              1,817,973
   Net transfers (including fixed account).............            (385,112)            (1,403,090)              (997,409)
   Policy charges......................................          (2,240,992)            (2,213,395)            (2,290,672)
   Transfers for policy benefits and terminations......          (2,518,513)            (1,796,914)            (1,262,350)
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (3,792,404)            (3,799,607)            (2,732,458)
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets.............          (3,482,870)              4,361,875            (6,251,657)
NET ASSETS:
   Beginning of year...................................          147,743,484            143,381,609            149,633,266
                                                         -------------------    -------------------    -------------------
   End of year.........................................  $       144,260,614    $       147,743,484    $       143,381,609
                                                         ===================    ===================    ===================

                                                                              MSF BLACKROCK BOND INCOME
                                                                                     SUB-ACCOUNT
                                                         ------------------------------------------------------------------
                                                                 2015                   2014                   2013
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          5,065,894   $          2,497,394   $          3,042,646
   Net realized gains (losses).........................             1,557,417                 39,837              2,308,738
   Change in unrealized gains (losses) on investments..           (6,716,514)              2,773,778            (6,436,472)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (93,203)              5,311,009            (1,085,088)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,899,695              5,282,413              5,784,981
   Net transfers (including fixed account).............            62,501,658                 67,277            (3,278,455)
   Policy charges......................................           (4,374,013)            (3,736,093)            (4,286,235)
   Transfers for policy benefits and terminations......           (4,753,155)            (6,620,661)            (6,481,274)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            58,274,185            (5,007,064)            (8,260,983)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            58,180,982                303,945            (9,346,071)
NET ASSETS:
   Beginning of year...................................            83,326,302             83,022,357             92,368,428
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $        141,507,284   $         83,326,302   $         83,022,357
                                                         ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                       MSF BLACKROCK CAPITAL APPRECIATION
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $       (1,009,066)   $         (873,092)   $           396,821
   Net realized gains (losses).........................           36,765,254             7,377,063             5,770,283
   Change in unrealized gains (losses) on investments..         (25,883,426)             7,124,928            39,808,074
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            9,872,762            13,628,899            45,975,178
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            8,543,156             9,477,526            10,415,523
   Net transfers (including fixed account).............          (2,813,748)           (1,515,039)           (3,798,635)
   Policy charges......................................          (7,831,810)           (7,803,770)           (7,970,149)
   Transfers for policy benefits and terminations......         (10,667,234)          (14,658,872)          (12,468,157)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (12,769,636)          (14,500,155)          (13,821,418)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (2,896,874)             (871,256)            32,153,760
NET ASSETS:
   Beginning of year...................................          176,442,068           177,313,324           145,159,564
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       173,545,194   $       176,442,068   $       177,313,324
                                                         ===================   ===================   ===================

                                                                          MSF BLACKROCK LARGE CAP VALUE
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           197,393   $           118,983   $           121,181
   Net realized gains (losses).........................              910,350             2,926,427               645,215
   Change in unrealized gains (losses) on investments..          (1,922,096)           (1,868,414)             2,360,344
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (814,353)             1,176,996             3,126,740
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              669,805               678,819               761,581
   Net transfers (including fixed account).............             (88,139)               406,957             (260,341)
   Policy charges......................................            (546,852)             (547,626)             (538,124)
   Transfers for policy benefits and terminations......            (806,748)             (870,593)             (798,318)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (771,934)             (332,443)             (835,202)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (1,586,287)               844,553             2,291,538
NET ASSETS:
   Beginning of year...................................           13,331,390            12,486,837            10,195,299
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        11,745,103   $        13,331,390   $        12,486,837
                                                         ===================   ===================   ===================

                                                                           MSF BLACKROCK MONEY MARKET
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                   2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (191,668)   $         (214,315)   $         (233,544)
   Net realized gains (losses).........................                   --                    --                    --
   Change in unrealized gains (losses) on investments..                   --                    --                    --
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (191,668)             (214,315)             (233,544)
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,510,636             4,779,211             5,135,840
   Net transfers (including fixed account).............            7,265,137             5,262,234            11,958,949
   Policy charges......................................          (4,309,821)           (4,198,589)           (4,557,700)
   Transfers for policy benefits and terminations......         (12,887,521)          (11,232,290)          (15,063,032)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (5,421,569)           (5,389,434)           (2,525,943)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (5,613,237)           (5,603,749)           (2,759,487)
NET ASSETS:
   Beginning of year...................................           48,636,692            54,240,441            56,999,928
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        43,023,455   $        48,636,692   $        54,240,441
                                                         ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                            MSF FRONTIER MID CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (17,379)   $          (14,994)   $             30,546
   Net realized gains (losses).........................              822,294               456,118                222,122
   Change in unrealized gains (losses) on investments..            (705,077)               (1,763)                710,942
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               99,838               439,361                963,610
                                                         -------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              235,444               261,371                268,544
   Net transfers (including fixed account).............            (173,987)               401,492               (47,839)
   Policy charges......................................            (197,367)             (197,581)              (161,634)
   Transfers for policy benefits and terminations......            (255,481)             (110,625)              (282,142)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (391,391)               354,657              (223,071)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............            (291,553)               794,018                740,539
NET ASSETS:
   Beginning of year...................................            4,583,073             3,789,055              3,048,516
                                                         -------------------   -------------------   --------------------
   End of year.........................................  $         4,291,520   $         4,583,073   $          3,789,055
                                                         ===================   ===================   ====================

                                                                                MSF JENNISON GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (15,940)   $           (15,188)   $             1,479
   Net realized gains (losses).........................            2,314,447                877,888               258,154
   Change in unrealized gains (losses) on investments..          (1,073,597)                 90,965             2,766,252
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            1,224,910                953,665             3,025,885
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              551,848                620,926               684,845
   Net transfers (including fixed account).............            1,613,904                240,941             (204,949)
   Policy charges......................................            (476,994)              (468,829)             (456,733)
   Transfers for policy benefits and terminations......            (985,328)              (544,551)             (439,781)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              703,430              (151,513)             (416,618)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............            1,928,340                802,152             2,609,267
NET ASSETS:
   Beginning of year...................................           12,019,513             11,217,361             8,608,094
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        13,947,853   $         12,019,513   $        11,217,361
                                                         ===================   ====================   ===================

                                                                        MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                   2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (559,781)   $         (736,734)   $         (148,486)
   Net realized gains (losses).........................           21,456,644            23,009,849            14,619,321
   Change in unrealized gains (losses) on investments..         (23,407,147)          (17,796,250)            32,236,153
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................          (2,510,284)             4,476,865            46,706,988
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            5,359,431             5,865,138             6,442,945
   Net transfers (including fixed account).............          (2,549,482)           (2,432,797)           (3,627,885)
   Policy charges......................................          (5,408,724)           (5,556,951)           (5,784,142)
   Transfers for policy benefits and terminations......          (9,075,409)           (9,269,918)          (10,928,069)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (11,674,184)          (11,394,528)          (13,897,151)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (14,184,468)           (6,917,663)            32,809,837
NET ASSETS:
   Beginning of year...................................          148,394,680           155,312,343           122,502,506
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       134,210,212   $       148,394,680   $       155,312,343
                                                         ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                        MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2015                   2014                   2013
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (34,214)   $           (34,251)   $           (29,161)
   Net realized gains (losses).........................            1,584,054              1,439,883                199,669
   Change in unrealized gains (losses) on investments..          (1,413,526)            (1,349,918)              2,859,891
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              136,314                 55,714              3,030,399
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              474,946                570,208                544,038
   Net transfers (including fixed account).............            (552,274)              (246,834)                847,055
   Policy charges......................................            (350,964)              (368,871)              (371,947)
   Transfers for policy benefits and terminations......            (480,891)              (407,017)              (543,836)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (909,183)              (452,514)                475,310
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            (772,869)              (396,800)              3,505,709
NET ASSETS:
   Beginning of year...................................            9,383,986              9,780,786              6,275,077
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         8,611,117   $          9,383,986   $          9,780,786
                                                         ===================   ====================   ====================

                                                                            MSF MET/ARTISAN MID CAP VALUE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                   2013
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            809,694   $            335,514   $           578,894
   Net realized gains (losses).........................            15,178,182              2,109,078             1,417,027
   Change in unrealized gains (losses) on investments..          (26,681,224)              (694,261)            31,699,568
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................          (10,693,348)              1,750,331            33,695,489
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,718,666              6,160,853             6,812,416
   Net transfers (including fixed account).............           (1,928,983)            (1,537,125)           (2,145,357)
   Policy charges......................................           (4,330,604)            (4,650,199)           (4,950,229)
   Transfers for policy benefits and terminations......           (7,130,509)            (7,593,031)           (8,408,414)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,671,430)            (7,619,502)           (8,691,584)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (18,364,778)            (5,869,171)            25,003,905
NET ASSETS:
   Beginning of year...................................           115,345,891            121,215,062            96,211,157
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $         96,981,113   $        115,345,891   $       121,215,062
                                                         ====================   ====================   ===================

                                                                          MSF METLIFE ASSET ALLOCATION 20
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2015                   2014                   2013
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           201,666   $            327,409   $            232,668
   Net realized gains (losses).........................              312,083                421,185                188,096
   Change in unrealized gains (losses) on investments..            (571,423)              (366,032)               (60,110)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (57,674)                382,562                360,654
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              720,669                490,253              1,045,434
   Net transfers (including fixed account).............            1,126,129                805,101              (563,718)
   Policy charges......................................            (508,669)              (486,036)              (558,629)
   Transfers for policy benefits and terminations......            (613,496)              (492,062)              (270,666)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              724,633                317,256              (347,579)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              666,959                699,818                 13,075
NET ASSETS:
   Beginning of year...................................            9,356,050              8,656,232              8,643,157
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $        10,023,009   $          9,356,050   $          8,656,232
                                                         ===================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                            MSF METLIFE ASSET ALLOCATION 40
                                                                                      SUB-ACCOUNT
                                                         --------------------------------------------------------------------
                                                                 2015                    2014                    2013
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              27,888   $            394,083   $             334,439
   Net realized gains (losses).........................                928,183                831,625                 464,918
   Change in unrealized gains (losses) on investments..            (1,054,649)              (542,364)                 630,162
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               (98,578)                683,344               1,429,519
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                598,398                765,366                 776,953
   Net transfers (including fixed account).............                127,535                370,741                 140,069
   Policy charges......................................              (745,470)              (792,600)               (718,468)
   Transfers for policy benefits and terminations......            (1,706,842)            (1,144,638)               (470,086)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (1,726,379)              (801,131)               (271,532)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............            (1,824,957)              (117,787)               1,157,987
NET ASSETS:
   Beginning of year...................................             14,222,637             14,340,424              13,182,437
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $          12,397,680   $         14,222,637   $          14,340,424
                                                         =====================   ====================   =====================

                                                                           MSF METLIFE ASSET ALLOCATION 60
                                                                                     SUB-ACCOUNT
                                                         -------------------------------------------------------------------
                                                                 2015                   2014                    2013
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            222,507   $          1,096,785    $            925,139
   Net realized gains (losses).........................             4,808,646              3,050,412               1,325,406
   Change in unrealized gains (losses) on investments..           (5,588,587)            (1,446,767)               6,036,151
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (557,434)              2,700,430               8,286,696
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,698,867              2,902,889               3,308,980
   Net transfers (including fixed account).............             1,373,348              1,793,524               4,771,110
   Policy charges......................................           (2,487,104)            (2,660,149)             (2,472,499)
   Transfers for policy benefits and terminations......           (9,110,673)            (4,015,010)             (4,150,371)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,525,562)            (1,978,746)               1,457,220
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............           (8,082,996)                721,684               9,743,916
NET ASSETS:
   Beginning of year...................................            55,774,441             55,052,757              45,308,841
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $         47,691,445   $         55,774,441    $         55,052,757
                                                         ====================   ====================    ====================

                                                                            MSF METLIFE ASSET ALLOCATION 80
                                                                                      SUB-ACCOUNT
                                                         --------------------------------------------------------------------
                                                                 2015                    2014                    2013
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             153,187   $            988,863   $             764,551
   Net realized gains (losses).........................              3,658,672              1,467,212                 824,701
   Change in unrealized gains (losses) on investments..            (4,915,159)                759,532              10,434,753
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................            (1,103,300)              3,215,607              12,024,005
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              4,032,329              4,534,850               5,605,094
   Net transfers (including fixed account).............                584,532               (31,623)                 197,599
   Policy charges......................................            (2,682,274)            (2,819,864)             (3,135,217)
   Transfers for policy benefits and terminations......            (3,202,800)            (4,864,897)             (3,343,132)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (1,268,213)            (3,181,534)               (675,656)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............            (2,371,513)                 34,073              11,348,349
NET ASSETS:
   Beginning of year...................................             62,513,054             62,478,981              51,130,632
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $          60,141,541   $         62,513,054   $          62,478,981
                                                         =====================   ====================   =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                          MSF METLIFE MID CAP STOCK INDEX
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           187,277   $            152,586   $           158,435
   Net realized gains (losses).........................            2,065,143              1,714,974             1,049,324
   Change in unrealized gains (losses) on investments..          (2,899,011)                176,020             4,625,274
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (646,591)              2,043,580             5,833,033
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,038,906              1,200,198             1,193,813
   Net transfers (including fixed account).............              583,456                264,429               504,352
   Policy charges......................................            (916,783)              (938,151)             (888,056)
   Transfers for policy benefits and terminations......          (1,537,976)            (1,655,699)           (1,276,027)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (832,397)            (1,129,223)             (465,918)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (1,478,988)                914,357             5,367,115
NET ASSETS:
   Beginning of year...................................           24,357,041             23,442,684            18,075,569
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        22,878,053   $         24,357,041   $        23,442,684
                                                         ===================   ====================   ===================

                                                                             MSF METLIFE STOCK INDEX
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                  2014                   2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         2,137,200   $         1,978,156   $         2,025,193
   Net realized gains (losses).........................           11,451,960             9,206,324             4,832,889
   Change in unrealized gains (losses) on investments..         (12,442,865)             9,807,750            35,589,278
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            1,146,295            20,992,230            42,447,360
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            7,622,007             8,265,650             8,952,859
   Net transfers (including fixed account).............          (1,151,182)             (912,040)           (2,682,539)
   Policy charges......................................          (8,178,685)           (8,129,246)           (8,225,186)
   Transfers for policy benefits and terminations......          (8,761,527)          (12,647,884)           (7,802,677)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (10,469,387)          (13,423,520)           (9,757,543)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (9,323,092)             7,568,710            32,689,817
NET ASSETS:
   Beginning of year...................................          180,814,888           173,246,178           140,556,361
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       171,491,796   $       180,814,888   $       173,246,178
                                                         ===================   ===================   ===================

                                                                               MSF MFS TOTAL RETURN
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,961,488    $         1,768,065   $         1,862,096
   Net realized gains (losses).........................            2,718,161              1,519,321               930,924
   Change in unrealized gains (losses) on investments..          (5,073,059)              4,052,426            12,320,741
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (393,410)              7,339,812            15,113,761
                                                         -------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,384,738              4,770,704             5,452,098
   Net transfers (including fixed account).............          (7,025,315)              (695,770)             (575,880)
   Policy charges......................................          (4,281,913)            (4,894,210)           (4,894,071)
   Transfers for policy benefits and terminations......          (4,433,748)            (5,348,977)           (6,013,294)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (11,356,238)            (6,168,253)           (6,031,147)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets.............         (11,749,648)              1,171,559             9,082,614
NET ASSETS:
   Beginning of year...................................           95,151,304             93,979,745            84,897,131
                                                         -------------------    -------------------   -------------------
   End of year.........................................  $        83,401,656    $        95,151,304   $        93,979,745
                                                         ===================    ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                                  MSF MFS VALUE
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $        1,614,411   $           829,022   $            55,670
   Net realized gains (losses).........................          12,070,274             4,359,323             1,263,632
   Change in unrealized gains (losses) on investments..        (14,155,601)             1,856,671            12,213,510
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           (470,916)             7,045,016            13,532,812
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           3,757,458             3,928,318             3,370,591
   Net transfers (including fixed account).............           (452,536)               269,138            45,251,427
   Policy charges......................................         (3,283,212)           (3,296,331)           (2,520,586)
   Transfers for policy benefits and terminations......         (3,324,555)           (3,767,533)           (3,767,851)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (3,302,845)           (2,866,408)            42,333,581
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (3,773,761)             4,178,608            55,866,393
NET ASSETS:
   Beginning of year...................................          74,981,602            70,802,994            14,936,601
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       71,207,841   $        74,981,602   $        70,802,994
                                                         ==================   ===================   ===================

                                                                               MSF MSCI EAFE INDEX
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          361,296   $           297,096   $           335,077
   Net realized gains (losses).........................              52,447               120,400                37,863
   Change in unrealized gains (losses) on investments..           (567,631)           (1,251,623)             2,081,418
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           (153,888)             (834,127)             2,454,358
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             656,528               696,246               824,622
   Net transfers (including fixed account).............             163,200                50,926               149,588
   Policy charges......................................           (463,081)             (546,316)             (598,275)
   Transfers for policy benefits and terminations......           (829,576)             (915,366)             (677,956)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (472,929)             (714,510)             (302,021)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............           (626,817)           (1,548,637)             2,152,337
NET ASSETS:
   Beginning of year...................................          12,255,580            13,804,217            11,651,880
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       11,628,763   $        12,255,580   $        13,804,217
                                                         ==================   ===================   ===================

                                                                          MSF NEUBERGER BERMAN GENESIS
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2015                  2014                  2013
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            31,183   $           15,488   $           163,604
   Net realized gains (losses).........................              746,240              583,021               121,622
   Change in unrealized gains (losses) on investments..            (593,420)            (889,751)            14,779,519
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              184,003            (291,242)            15,064,745
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            3,090,348            3,353,023             3,461,018
   Net transfers (including fixed account).............          (1,039,183)            (966,030)             4,786,324
   Policy charges......................................          (2,259,532)          (2,320,034)           (2,265,795)
   Transfers for policy benefits and terminations......          (3,344,090)          (3,679,305)           (3,426,816)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (3,552,457)          (3,612,346)             2,554,731
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............          (3,368,454)          (3,903,588)            17,619,476
NET ASSETS:
   Beginning of year...................................           50,891,977           54,795,565            37,176,089
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $        47,523,523   $       50,891,977   $        54,795,565
                                                         ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                               MSF RUSSELL 2000 INDEX
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                   2014                  2013
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            192,921   $           183,659    $           244,029
   Net realized gains (losses).........................             1,976,341             1,299,939                554,799
   Change in unrealized gains (losses) on investments..           (3,212,682)             (437,931)              6,045,878
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (1,043,420)             1,045,667              6,844,706
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,050,223             1,158,374              1,235,505
   Net transfers (including fixed account).............               371,172             (247,507)                308,605
   Policy charges......................................             (914,079)             (953,653)              (933,702)
   Transfers for policy benefits and terminations......           (1,574,631)           (1,676,849)            (1,289,726)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,067,315)           (1,719,635)              (679,318)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............           (2,110,735)             (673,968)              6,165,388
NET ASSETS:
   Beginning of year...................................            23,989,445            24,663,413             18,498,025
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $         21,878,710   $        23,989,445    $        24,663,413
                                                         ====================   ===================    ===================

                                                                        MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2015                  2014                   2013
                                                         -------------------    -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (68,455)    $          (79,202)   $           (31,642)
   Net realized gains (losses).........................            5,390,214              2,409,963                557,399
   Change in unrealized gains (losses) on investments..          (2,713,075)              (236,911)              5,715,381
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            2,608,684              2,093,850              6,241,138
                                                         -------------------    -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,296,276              1,350,199              1,138,768
   Net transfers (including fixed account).............              575,374                513,688              8,048,978
   Policy charges......................................          (1,076,437)            (1,019,697)              (791,583)
   Transfers for policy benefits and terminations......          (1,415,513)            (1,505,494)              (920,981)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (620,300)              (661,304)              7,475,182
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets.............            1,988,384              1,432,546             13,716,320
NET ASSETS:
   Beginning of year...................................           25,835,286             24,402,740             10,686,420
                                                         -------------------    -------------------   --------------------
   End of year.........................................  $        27,823,670    $        25,835,286   $         24,402,740
                                                         ===================    ===================   ====================

                                                                        MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                   2013
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (33,079)   $           (43,174)   $           (5,540)
   Net realized gains (losses).........................            1,428,547              1,270,845               958,124
   Change in unrealized gains (losses) on investments..          (1,160,514)              (514,352)             2,695,733
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................              234,954                713,319             3,648,317
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              430,528                568,657               491,862
   Net transfers (including fixed account).............            1,482,639              (212,382)             (223,389)
   Policy charges......................................            (430,119)              (401,914)             (369,265)
   Transfers for policy benefits and terminations......            (830,376)              (577,442)             (358,693)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              652,672              (623,081)             (459,485)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              887,626                 90,238             3,188,832
NET ASSETS:
   Beginning of year...................................           11,700,392             11,610,154             8,421,322
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        12,588,018   $         11,700,392   $        11,610,154
                                                         ===================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                             MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           840,101   $           877,948   $            826,366
   Net realized gains (losses).........................               65,736               148,527                193,604
   Change in unrealized gains (losses) on investments..          (1,260,294)             (154,919)              (890,490)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (354,457)               871,556                129,480
                                                         -------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              833,570               931,065                988,950
   Net transfers (including fixed account).............              229,203               764,766              (521,172)
   Policy charges......................................            (674,526)             (682,305)              (683,477)
   Transfers for policy benefits and terminations......            (831,296)           (1,025,510)              (982,938)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (443,049)              (11,984)            (1,198,637)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............            (797,506)               859,572            (1,069,157)
NET ASSETS:
   Beginning of year...................................           18,029,402            17,169,830             18,238,987
                                                         -------------------   -------------------   --------------------
   End of year.........................................  $        17,231,896   $        18,029,402   $         17,169,830
                                                         ===================   ===================   ====================

                                                                   MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2015                  2014                  2013
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           113,416   $            100,789   $           139,305
   Net realized gains (losses).........................                2,510                  4,087                 6,692
   Change in unrealized gains (losses) on investments..            (102,188)                 54,138             (228,422)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               13,738                159,014              (82,425)
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              394,520                456,237               514,464
   Net transfers (including fixed account).............            1,104,017               (69,255)             (628,696)
   Policy charges......................................            (289,555)              (338,042)             (399,903)
   Transfers for policy benefits and terminations......            (651,842)              (622,303)             (728,974)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              557,140              (573,363)           (1,243,109)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              570,878              (414,349)           (1,325,534)
NET ASSETS:
   Beginning of year...................................            6,313,832              6,728,181             8,053,715
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $         6,884,710   $          6,313,832   $         6,728,181
                                                         ===================   ====================   ===================

                                                                                 MSF WMC BALANCED
                                                                                    SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2015                   2014                  2013
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            95,235   $            75,894   $            86,647
   Net realized gains (losses).........................            1,072,007                53,787               214,517
   Change in unrealized gains (losses) on investments..          (1,053,965)               319,418               450,389
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              113,277               449,099               751,553
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              283,417               205,938               280,386
   Net transfers (including fixed account).............              719,996               798,064             (352,911)
   Policy charges......................................            (223,303)             (201,305)             (191,138)
   Transfers for policy benefits and terminations......             (77,057)             (282,505)             (250,795)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              703,053               520,192             (514,458)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............              816,330               969,291               237,095
NET ASSETS:
   Beginning of year...................................            5,307,986             4,338,695             4,101,600
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $         6,124,316   $         5,307,986   $         4,338,695
                                                         ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013


                                                                                 MSF WMC CORE EQUITY OPPORTUNITIES
                                                                                            SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                         2015                  2014                  2013
                                                                  -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)................................   $         3,415,829   $          589,677   $         2,210,257
   Net realized gains (losses).................................            95,028,191           30,768,419            11,016,667
   Change in unrealized gains (losses) on investments..........          (93,484,821)          (5,748,917)            56,699,669
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.........................................             4,959,199           25,609,179            69,926,593
                                                                  -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners................            13,172,978           14,681,754            16,105,646
   Net transfers (including fixed account).....................           (6,382,542)          (6,810,724)           (5,510,162)
   Policy charges..............................................          (11,244,217)         (11,623,943)          (12,129,673)
   Transfers for policy benefits and terminations..............          (16,904,492)         (18,879,079)          (18,542,307)
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions................................          (21,358,273)         (22,631,992)          (20,076,496)
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.....................          (16,399,074)            2,977,187            49,850,097
NET ASSETS:
   Beginning of year...........................................           273,747,163          270,769,976           220,919,879
                                                                  -------------------   ------------------   -------------------
   End of year.................................................   $       257,348,089   $      273,747,163   $       270,769,976
                                                                  ===================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

           NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

On January 12, 2016, MetLife, Inc. announced a plan to pursue the separation of a portion of its U.S. retail business. MetLife, Inc. is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the U.S. Securities and Exchange Commission (the "SEC") filing and review process as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF SUB-ACCOUNTS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2015:

American Funds Bond Sub-Account                         MIST MFS Research International Sub-Account
American Funds Global Small Capitalization Sub-         MIST Morgan Stanley Mid Cap Growth Sub-Account
   Account                                              MIST Oppenheimer Global Equity Sub-Account
American Funds Growth Sub-Account                       MIST PIMCO Inflation Protected Bond Sub-Account
American Funds Growth-Income Sub-Account                MIST PIMCO Total Return Sub-Account
Fidelity VIP Equity-Income Sub-Account                  MIST SSGA Growth and Income ETF Sub-Account
MIST Clarion Global Real Estate Sub-Account             MIST SSGA Growth ETF Sub-Account
MIST ClearBridge Aggressive Growth Sub-Account          MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account           MIST WMC Large Cap Research Sub-Account
MIST Invesco Mid Cap Value Sub-Account                  MSF Baillie Gifford International Stock Sub-Account
MIST Invesco Small Cap Growth Sub-Account               MSF Barclays Aggregate Bond Index Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account             MSF BlackRock Bond Income Sub-Account
MIST MetLife Asset Allocation 100 Sub-Account           MSF BlackRock Capital Appreciation Sub-Account

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUB-ACCOUNTS -- (CONCLUDED)


MSF BlackRock Large Cap Value Sub-Account            MSF MFS Total Return Sub-Account
MSF BlackRock Money Market Sub-Account               MSF MFS Value Sub-Account
MSF Frontier Mid Cap Growth Sub-Account              MSF MSCI EAFE Index Sub-Account
MSF Jennison Growth Sub-Account                      MSF Neuberger Berman Genesis Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account         MSF Russell 2000 Index Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account       MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account            MSF T. Rowe Price Small Cap Growth Sub-Account
MSF MetLife Asset Allocation 20 Sub-Account          MSF Western Asset Management Strategic Bond
MSF MetLife Asset Allocation 40 Sub-Account            Opportunities Sub-Account
MSF MetLife Asset Allocation 60 Sub-Account          MSF Western Asset Management U.S. Government
MSF MetLife Asset Allocation 80 Sub-Account            Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account          MSF WMC Balanced Sub-Account
MSF MetLife Stock Index Sub-Account                  MSF WMC Core Equity Opportunities Sub-Account

3.  PORTFOLIO CHANGES


The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2015:

NAME CHANGES:

Former Name                                         New Name

(MIST) SSgA Growth and Income ETF Portfolio         (MIST) SSGA Growth and Income ETF Portfolio
(MIST) SSgA Growth ETF Portfolio                    (MIST) SSGA Growth ETF Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

SECURITY VALUATION -- (CONCLUDED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as policy owner cash value.


NET TRANSFERS
Funds transferred by the policy owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS


Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the fund or portfolio including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the fund or portfolio.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated.

      The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2015:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge ranging from 0.10% to 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $5 to $58.41 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts for the years ended December 31, 2015, 2014, and 2013.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                      AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  -----------------------  -----------------------------------------------------------------------
                                                                          COST OF                            PROCEEDS
                                    SHARES      COST ($)               PURCHASES ($)                      FROM SALES ($)
                                  ----------  -----------  -----------------------------------  ----------------------------------
                                     2015         2015        2015        2014         2013        2015        2014        2013
                                  ----------  -----------  ----------  ----------  -----------  ----------  ----------  ----------
     American Funds Bond
       Sub-Account..............   1,095,142   11,832,765   2,639,154   1,320,255    2,101,362   1,557,365   1,045,916   1,862,301
     American Funds Global
       Small Capitalization
       Sub-Account..............   2,304,104   48,164,667   5,773,642   1,152,244    2,123,137   5,665,604   5,579,900   4,885,618
     American Funds Growth
       Sub-Account..............   2,773,660  157,780,148  43,673,187  13,015,752    4,393,491  16,707,828  15,102,218  17,999,029
     American Funds
       Growth-Income
       Sub-Account..............   2,825,061  107,995,057  22,449,485   9,625,244    4,921,448   9,502,517   8,198,661   9,360,648
     Fidelity VIP Equity-Income
       Sub-Account..............   4,941,813  109,077,250  14,096,944   5,797,131   10,890,126   8,458,737   8,616,110  11,075,197
     MIST Clarion Global Real
       Estate Sub-Account.......   1,720,876   21,833,004   1,770,333   1,309,302    2,645,439   2,742,449   2,051,301   1,590,273
     MIST ClearBridge
       Aggressive Growth
       Sub-Account..............   2,366,057   27,730,833   2,746,299  19,455,552    3,036,190   6,357,821   3,013,263   2,826,259
     MIST Harris Oakmark
       International
       Sub-Account..............   3,438,802   51,543,124   8,584,773   8,877,262    4,609,520   5,687,136   5,420,471   5,810,652
     MIST Invesco Mid Cap
       Value Sub-Account........   1,597,466   28,029,751   2,178,987   6,425,174      615,952   3,271,563   3,039,258   3,462,287
     MIST Invesco Small Cap
       Growth Sub-Account.......     330,213    5,132,651   1,751,054   1,318,569      830,696     480,073     859,476     684,517
     MIST Lord Abbett Bond
       Debenture Sub-Account....   3,064,541   37,715,000   5,221,953   4,657,270    4,465,488   2,807,557   3,501,553   4,173,878
     MIST MetLife Asset
       Allocation 100
       Sub-Account..............  35,101,276  405,242,972  44,084,924   5,414,009  441,972,004  33,479,124  39,833,617  35,295,833
     MIST MFS Research
       International
       Sub-Account..............   7,842,897   93,792,246   3,420,716   2,940,545    3,545,491   6,009,248   7,981,677   8,982,357
     MIST Morgan Stanley
       Mid Cap Growth
       Sub-Account..............   1,297,129   14,077,025     646,722     341,756    1,193,502   1,444,470   1,918,418   2,486,988
     MIST Oppenheimer
       Global Equity
       Sub-Account..............     476,824    7,830,191   1,562,630   1,103,522    2,063,072   1,934,546     985,733   1,808,118
     MIST PIMCO Inflation
       Protected Bond
       Sub-Account..............   1,148,187   12,489,065     986,589   1,919,691    4,292,069   2,064,631   3,341,445   5,716,828
     MIST PIMCO Total Return
       Sub-Account..............   5,084,536   60,708,936   5,272,100   5,998,682   11,123,730  68,717,897  10,797,277  14,920,848
     MIST SSGA Growth and
       Income ETF
       Sub-Account..............     719,760    8,313,344   1,299,621   1,636,878    2,687,288   1,918,562   3,569,434     759,779
     MIST SSGA Growth ETF
       Sub-Account..............     750,625    8,756,053   1,312,987   1,792,532    4,330,459   1,007,181   1,950,839     637,738
     MIST T. Rowe Price
       Mid Cap Growth
       Sub-Account..............   3,060,523   29,432,169   7,843,049   4,902,609    2,873,036   4,235,626   3,524,627   3,754,260
     MIST WMC Large Cap
       Research Sub-Account.....     323,185    3,449,659     837,648     725,906      595,586     643,078     439,988     817,487
     MSF Baillie Gifford
       International Stock
       Sub-Account..............   2,209,837   22,978,294   1,106,834     729,172      991,300   1,398,869   1,805,881   2,481,240

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                    AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                 -----------------------  ------------------------------------------------------------------------
                                                                        COST OF                             PROCEEDS
                                   SHARES     COST ($)               PURCHASES ($)                       FROM SALES ($)
                                 ----------  -----------  -----------------------------------  -----------------------------------
                                    2015        2015         2015        2014        2013         2015        2014         2013
                                 ----------  -----------  ----------  ----------   ----------  ----------  ----------  -----------
     MSF Barclays Aggregate
       Bond Index
       Sub-Account.............  13,211,504  145,972,908   5,806,448   5,198,658    6,895,027   5,403,893   4,722,802    4,641,973
     MSF BlackRock Bond
       Income Sub-Account......   1,333,226  146,148,567  71,948,496   4,305,513    6,326,317   7,012,727   6,817,714    9,453,370
     MSF BlackRock Capital
       Appreciation
       Sub-Account.............   4,754,712  109,890,484  30,664,083     335,371    2,288,409  14,159,082  15,681,541   15,702,331
     MSF BlackRock Large Cap
       Value Sub-Account.......   1,394,939   14,184,423   1,904,725   3,994,429    1,450,580   1,401,159   1,252,452    1,575,885
     MSF BlackRock Money
       Market Sub-Account......     430,348   43,034,781  14,254,200  10,152,565   17,346,298  19,846,994  15,762,831   19,859,172
     MSF Frontier Mid Cap
       Growth Sub-Account......     127,323    3,850,537   1,659,581   1,049,236      519,314   1,451,649     333,250      635,276
     MSF Jennison Growth
       Sub-Account.............     909,115   11,900,956   4,561,446   1,588,735      813,112   2,027,190   1,151,035    1,142,941
     MSF Loomis Sayles
       Small Cap Core
       Sub-Account.............     535,126  117,097,926  19,152,766  20,028,067   11,200,051  12,901,104  12,781,746   14,979,293
     MSF Loomis Sayles Small
       Cap Growth
       Sub-Account.............     658,521    7,578,958   1,937,239   1,817,097    1,147,406   1,620,443   1,183,744      705,064
     MSF Met/Artisan Mid Cap
       Value Sub-Account.......     453,712   94,917,179  15,459,889   1,288,563    1,732,569   8,634,906   8,574,522    9,863,206
     MSF MetLife Asset
       Allocation 20
       Sub-Account.............     916,953   10,457,327   2,319,563   2,738,924    2,313,668   1,074,512   1,735,652    2,402,538
     MSF MetLife Asset
       Allocation 40
       Sub-Account.............   1,041,192   11,996,617   1,285,276   3,006,404    2,912,744   2,262,623   2,907,000    2,712,135
     MSF MetLife Asset
       Allocation 60
       Sub-Account.............   3,815,050   43,641,955   6,574,589   6,448,030    8,769,167  10,510,317   5,194,217    6,190,693
     MSF MetLife Asset
       Allocation 80
       Sub-Account.............   4,301,962   49,059,889   5,271,030   3,700,010    5,260,857   3,524,482   5,905,520    5,072,272
     MSF MetLife Mid Cap
       Stock Index
       Sub-Account.............   1,327,827   19,053,863   3,099,234   2,492,713    2,561,403   2,223,339   2,372,206    2,330,864
     MSF MetLife Stock Index
       Sub-Account.............   3,893,816  122,686,563  12,048,828   9,264,872    6,954,170  12,999,737  16,407,841   12,270,898
     MSF MFS Total Return
       Sub-Account.............     496,403   67,880,412   3,510,446   3,765,100    3,846,809  13,029,186   8,055,923    8,007,106
     MSF MFS Value
       Sub-Account.............   4,718,914   69,474,558  15,018,281   6,216,643   49,473,984   5,461,967   5,699,235    5,583,053
     MSF MSCI EAFE Index
       Sub-Account.............     957,893   11,921,345   1,241,530     965,679    1,374,292   1,354,120   1,382,213    1,319,940
     MSF Neuberger Berman
       Genesis Sub-Account.....   2,625,610   39,995,561     695,401     669,745    6,740,417   4,216,527   4,268,457    4,038,837
     MSF Russell 2000 Index
       Sub-Account.............   1,216,916   17,289,006   2,655,653   1,557,039    1,904,148   2,181,352   2,557,186    2,354,417
     MSF T. Rowe Price
       Large Cap Growth
       Sub-Account.............   1,225,859   23,043,015   7,121,130   3,507,665    9,946,252   3,064,807   2,543,239    2,516,154
     MSF T. Rowe Price
       Small Cap Growth
       Sub-Account.............     571,964   10,692,501   3,231,008   1,864,712    2,028,560   1,539,371   1,680,371    1,972,115

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                    AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                 -----------------------  ------------------------------------------------------------------------
                                                                        COST OF                             PROCEEDS
                                   SHARES     COST ($)               PURCHASES ($)                       FROM SALES ($)
                                 ----------  -----------  -----------------------------------  -----------------------------------
                                    2015        2015         2015        2014        2013         2015        2014         2013
                                 ----------  -----------  ----------  ----------    ---------  ----------  ----------  -----------
     MSF Western Asset
       Management Strategic
       Bond Opportunities
       Sub-Account.............   1,376,334   17,386,876   2,049,339   2,838,468    1,853,793   1,638,336   1,973,099    2,258,882
     MSF Western Asset
       Management U.S.
       Government
       Sub-Account.............     579,328    6,967,042   1,799,434   1,208,033      496,522   1,118,253   1,681,927    1,625,551
     MSF WMC Balanced
       Sub-Account.............     328,059    5,998,281   2,493,457     971,539    1,069,954     846,472     254,856    1,483,365
     MSF WMC Core Equity
       Opportunities
       Sub-Account.............   9,071,843  250,122,336  95,294,521  24,534,091    8,444,057  23,115,912  24,115,796   22,243,497

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying fund or portfolio, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2015. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                               AS OF
                                                            DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                          -------------      -------------------------------------------------------
                                                                             INVESTMENT(1)    EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                                NET             INCOME            LOWEST TO             LOWEST TO
                                                            ASSETS ($)         RATIO (%)         HIGHEST (%)           HIGHEST (%)
                                                          -------------      -------------    ----------------     -----------------
  American Funds Bond Sub-Account               2015         11,585,869          1.83            0.00 - 0.90           (0.62) - 0.27
                                                2014         10,875,641          1.95            0.00 - 0.90             4.33 - 5.28
                                                2013         10,270,684          1.78            0.00 - 0.90         (3.03) - (2.16)
                                                2012         10,577,274          2.46            0.00 - 0.90             4.42 - 5.37
                                                2011         10,837,107          2.87            0.00 - 0.90             5.16 - 6.10

  American Funds Global Small Capitalization    2015         55,069,238            --            0.00 - 0.90           (0.63) - 0.27
     Sub-Account                                2014         59,188,074          0.12            0.00 - 0.90             1.21 - 2.12
                                                2013         62,642,030          0.86            0.00 - 0.90           27.13 - 28.28
                                                2012         51,686,408          1.34            0.00 - 0.90           17.11 - 18.18
                                                2011         48,898,141          1.34            0.00 - 0.90       (19.87) - (19.14)

  American Funds Growth                         2015        187,745,899          0.60            0.00 - 0.90             5.90 - 6.86
     Sub-Account                                2014        188,334,978          0.79            0.00 - 0.90             7.54 - 8.51
                                                2013        185,927,765          0.93            0.00 - 0.90           28.94 - 30.10
                                                2012        156,396,428          0.78            0.00 - 0.90           16.83 - 17.89
                                                2011        145,777,657          0.60            0.00 - 0.90         (5.13) - (4.28)

  American Funds Growth-Income Sub-Account      2015        127,240,695          1.29            0.00 - 0.90             0.55 - 1.45
                                                2014        133,081,730          1.29            0.00 - 0.90            9.64 - 10.63
                                                2013        126,621,617          1.37            0.00 - 0.90           32.30 - 33.50
                                                2012        100,046,623          1.61            0.00 - 0.90           16.42 - 17.48
                                                2011         92,079,552          1.52            0.00 - 0.90         (2.71) - (1.83)

  Fidelity VIP Equity-Income Sub-Account        2015        101,104,465          3.14            0.00 - 0.90         (4.82) - (3.96)
                                                2014        113,177,895          2.83            0.00 - 0.90             7.74 - 8.72
                                                2013        111,362,063          2.48            0.00 - 0.90           27.00 - 28.15
                                                2012         95,091,446          3.08            0.00 - 0.90           16.25 - 17.31
                                                2011         89,477,712          2.47            0.00 - 0.90             0.07 - 0.97

  MIST Clarion Global Real Estate Sub-Account   2015         20,269,235          4.04            0.00 - 0.90         (2.11) - (1.23)
                                                2014         22,374,829          1.79            0.00 - 0.90           12.66 - 13.67
                                                2013         20,751,413          6.95            0.00 - 0.90             2.83 - 3.76
                                                2012         20,355,967          2.28            0.00 - 0.90           25.16 - 26.30
                                                2011         16,941,011          4.09            0.00 - 0.90         (6.12) - (5.28)

  MIST ClearBridge Aggressive Growth            2015         36,201,732          0.43            0.00 - 0.90         (4.67) - (3.81)
     Sub-Account                                2014         41,484,898          0.19            0.00 - 0.90           18.05 - 19.12
                                                2013         19,215,771          0.39            0.00 - 0.90           44.60 - 45.90
                                                2012         13,230,940          0.21            0.00 - 0.90           17.74 - 18.81
                                                2011         11,795,463          0.04            0.00 - 0.90           (2.07) - 3.55

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF
                                                         DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                       --------------  --------------------------------------------------------
                                                                       INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                             NET          INCOME             LOWEST TO             LOWEST TO
                                                         ASSETS ($)      RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                       --------------  -------------     ----------------     -----------------
  MIST Harris Oakmark International Sub-Account  2015      46,182,700       3.20           0.00 - 0.90          (5.17) - (4.31)
                                                 2014      51,680,629       2.59           0.00 - 0.90          (6.37) - (5.52)
                                                 2013      57,975,855       2.62           0.00 - 0.90            29.63 - 30.80
                                                 2012      46,714,029       1.83           0.00 - 0.90            28.31 - 29.47
                                                 2011      39,102,144       0.03           0.00 - 0.90        (14.75) - (13.98)

  MIST Invesco Mid Cap Value Sub-Account         2015      28,131,429       0.71           0.00 - 0.90          (9.57) - (8.76)
     (Commenced 4/30/2012)                       2014      33,688,813       0.70           0.00 - 0.90              8.97 - 9.96
                                                 2013      33,109,047       0.91           0.00 - 0.90            29.46 - 30.63
                                                 2012      28,006,897         --           0.00 - 0.90              2.78 - 3.41

  MIST Invesco Small Cap Growth Sub-Account      2015       4,931,048       0.15           0.00 - 0.90          (2.30) - (1.42)
                                                 2014       4,960,930         --           0.00 - 0.90              7.21 - 8.18
                                                 2013       4,660,156       0.41           0.00 - 0.90            39.28 - 40.54
                                                 2012       3,367,837         --           0.00 - 0.90            17.44 - 18.51
                                                 2011       3,166,697         --           0.00 - 0.90          (1.73) - (0.85)

  MIST Lord Abbett Bond Debenture Sub-Account    2015      35,542,310       5.62           0.00 - 0.90          (2.75) - (1.87)
                                                 2014      37,418,590       5.74           0.00 - 0.90              4.18 - 5.12
                                                 2013      37,417,500       6.79           0.00 - 0.90              7.20 - 8.17
                                                 2012      36,739,250       7.33           0.00 - 0.90            12.17 - 13.19
                                                 2011      35,005,944       6.05           0.00 - 0.90              3.89 - 4.83

  MIST MetLife Asset Allocation 100 Sub-Account  2015     442,283,603       1.54           0.00 - 0.90          (2.55) - (1.67)
     (Commenced 5/2/2011)                        2014     481,267,328       0.93           0.00 - 0.90              4.29 - 5.24
                                                 2013     495,257,821       0.02           0.00 - 0.90            28.61 - 29.77
                                                 2012       7,821,873       0.84           0.00 - 0.90            15.99 - 17.05
                                                 2011       6,641,228         --           0.00 - 0.90          (6.62) - (5.77)

  MIST MFS Research International Sub-Account    2015      82,034,076       2.98           0.00 - 0.90          (2.38) - (1.50)
                                                 2014      88,343,751       2.45           0.00 - 0.90          (7.57) - (6.74)
                                                 2013     102,130,218       2.75           0.00 - 0.90            18.51 - 19.58
                                                 2012      92,587,582       2.16           0.00 - 0.90            15.92 - 16.97
                                                 2011      87,514,498       2.10           0.00 - 0.90        (11.24) - (10.44)

  MIST Morgan Stanley Mid Cap Growth             2015      20,391,037         --           0.00 - 0.90          (5.64) - (4.78)
     Sub-Account                                 2014      22,216,204       0.06           0.00 - 0.90              0.38 - 1.29
                                                 2013      23,530,755       0.80           0.00 - 0.90            38.06 - 39.30
                                                 2012      18,140,444         --           0.00 - 0.90              8.57 - 9.55
                                                 2011      18,752,462       0.74           0.00 - 0.90          (7.50) - (6.66)

  MIST Oppenheimer Global Equity Sub-Account     2015       9,779,368       1.19           0.00 - 0.90              3.24 - 4.18
                                                 2014       9,931,414       1.01           0.00 - 0.90              1.49 - 2.41
                                                 2013      10,112,067       1.96           0.00 - 0.90            26.28 - 27.42
                                                 2012       7,872,154       1.64           0.00 - 0.90            20.42 - 21.52
                                                 2011       6,911,361       2.03           0.00 - 0.90          (9.06) - (8.24)

  MIST PIMCO Inflation Protected Bond            2015      10,678,547       5.12           0.00 - 0.90          (3.78) - (2.91)
     Sub-Account                                 2014      12,665,492       1.87           0.00 - 0.90              2.25 - 3.18
                                                 2013      13,866,265       2.40           0.00 - 0.90          (9.80) - (8.98)
                                                 2012      18,053,754       3.16           0.00 - 0.90              8.34 - 9.33
                                                 2011      16,523,011       1.75           0.00 - 0.90            10.49 - 11.48



            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------     -----------------
  MIST PIMCO Total Return Sub-Account          2015          57,546,966          5.28           0.00 - 0.90            (0.61) - 0.28
                                               2014         124,198,185          2.53           0.00 - 0.90              3.55 - 4.49
                                               2013         126,619,095          4.38           0.00 - 0.90          (2.60) - (1.72)
                                               2012         141,128,863          3.28           0.00 - 0.90              8.57 - 9.56
                                               2011         134,179,544          2.81           0.00 - 0.90              2.50 - 3.42

  MIST SSGA Growth and Income ETF              2015           8,213,294          2.54           0.00 - 0.90          (2.65) - (1.77)
     Sub-Account                               2014           9,715,870          2.51           0.00 - 0.90              5.19 - 6.14
                                               2013          11,922,638          2.62           0.00 - 0.90            12.21 - 13.22
                                               2012           9,208,815          2.53           0.00 - 0.90            12.09 - 13.11
                                               2011           7,738,224          1.90           0.00 - 0.90              0.37 - 1.28

  MIST SSGA Growth ETF                         2015           8,538,265          2.25           0.00 - 0.90          (2.92) - (2.04)
     Sub-Account                               2014           9,149,710          2.26           0.00 - 0.75              4.90 - 5.69
                                               2013           9,623,070          2.31           0.00 - 0.90            17.28 - 18.34
                                               2012           5,190,437          2.03           0.00 - 0.90            14.28 - 15.32
                                               2011           3,366,771          1.71           0.00 - 0.90          (2.74) - (1.86)

  MIST T. Rowe Price Mid Cap Growth            2015          34,859,918            --           0.00 - 0.90              5.92 - 6.88
     Sub-Account                               2014          34,246,348            --           0.00 - 0.90            12.03 - 13.04
                                               2013          32,007,170          0.40           0.00 - 0.90            35.73 - 36.96
                                               2012          25,511,046            --           0.00 - 0.90            12.90 - 13.93
                                               2011          23,992,689            --           0.00 - 0.90          (2.28) - (1.39)

  MIST WMC Large Cap Research Sub-Account      2015           4,512,684          0.96           0.00 - 0.90              3.74 - 4.67
                                               2014           4,496,280          0.94           0.00 - 0.90            12.85 - 13.87
                                               2013           3,694,515          1.42           0.00 - 0.90            33.39 - 34.60
                                               2012           2,982,835          1.22           0.00 - 0.90            12.66 - 13.68
                                               2011           2,923,852          1.02           0.00 - 0.90            (0.36) - 0.54

  MSF Baillie Gifford International Stock      2015          21,457,780          1.71           0.00 - 0.90          (2.85) - (1.97)
     Sub-Account                               2014          22,545,794          1.40           0.00 - 0.90          (3.97) - (3.10)
                                               2013          24,678,202          1.63           0.00 - 0.90            14.51 - 15.54
                                               2012          23,120,959          1.39           0.00 - 0.90            18.44 - 19.52
                                               2011          21,121,414          1.80           0.00 - 0.90        (20.59) - (19.86)

  MSF Barclays Aggregate Bond Index            2015         144,260,614          2.91           0.00 - 0.90            (0.64) - 0.25
     Sub-Account                               2014         147,743,484          2.97           0.00 - 0.90              4.86 - 5.81
                                               2013         143,381,609          3.55           0.00 - 0.90          (3.20) - (2.33)
                                               2012         149,633,266          3.66           0.00 - 0.90              2.97 - 3.90
                                               2011         146,207,923          3.51           0.00 - 0.90              6.55 - 7.51

  MSF BlackRock Bond Income Sub-Account        2015         141,507,284          3.81           0.00 - 0.90            (0.31) - 0.59
                                               2014          83,326,302          3.47           0.00 - 0.90              6.13 - 7.08
                                               2013          83,022,357          3.97           0.00 - 0.90          (1.66) - (0.77)
                                               2012          92,368,428          2.73           0.00 - 0.90              6.58 - 7.55
                                               2011          96,006,574          3.94           0.00 - 0.90              5.61 - 6.56

  MSF BlackRock Capital Appreciation           2015         173,545,194            --           0.00 - 0.90              5.33 - 6.28
     Sub-Account                               2014         176,442,068          0.06           0.00 - 0.90              7.92 - 8.90
                                               2013         177,313,324          0.83           0.00 - 0.90            33.02 - 34.22
                                               2012         145,159,564          0.31           0.00 - 0.90            13.34 - 14.37
                                               2011         140,506,559          0.19           0.00 - 0.90          (9.76) - (8.95)

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------      ----------------
  MSF BlackRock Large Cap Value Sub-Account    2015          11,745,103          1.84           0.00 - 0.90          (6.83) - (5.99)
                                               2014          13,331,390          1.25           0.00 - 0.90              8.94 - 9.92
                                               2013          12,486,837          1.39           0.00 - 0.90            30.87 - 32.05
                                               2012          10,195,299          1.65           0.00 - 0.90            13.25 - 14.28
                                               2011           9,931,694          1.15           0.00 - 0.90              1.43 - 2.35

  MSF BlackRock Money Market Sub-Account       2015          43,023,455            --           0.00 - 0.90            (0.89) - 0.00
                                               2014          48,636,692            --           0.00 - 0.90            (0.90) - 0.00
                                               2013          54,240,441            --           0.00 - 0.90            (0.90) - 0.00
                                               2012          56,999,928            --           0.00 - 0.90            (0.90) - 0.00
                                               2011          66,917,171            --           0.00 - 0.90            (0.90) - 0.00

  MSF Frontier Mid Cap Growth Sub-Account      2015           4,291,520            --           0.00 - 0.90              1.96 - 2.88
                                               2014           4,583,073            --           0.00 - 0.90            10.14 - 11.14
                                               2013           3,789,055          1.26           0.00 - 0.90            31.58 - 32.77
                                               2012           3,048,516            --           0.00 - 0.90             9.98 - 10.97
                                               2011           3,044,453          0.30           0.00 - 0.90          (3.87) - (3.00)

  MSF Jennison Growth Sub-Account              2015          13,947,853          0.27           0.00 - 0.90             9.79 - 10.78
                                               2014          12,019,513          0.26           0.00 - 0.90              8.08 - 9.06
                                               2013          11,217,361          0.41           0.00 - 0.90            35.77 - 37.00
                                               2012           8,608,094          0.22           0.00 - 0.90            14.74 - 15.78
                                               2011           6,375,466          0.27           0.00 - 0.90            (0.38) - 0.51

  MSF Loomis Sayles Small Cap Core             2015         134,210,212          0.16           0.00 - 0.90          (2.38) - (1.50)
     Sub-Account                               2014         148,394,680          0.04           0.00 - 0.90              2.83 - 3.76
                                               2013         155,312,343          0.44           0.00 - 0.90            39.78 - 41.04
                                               2012         122,502,506            --           0.00 - 0.90            13.52 - 14.55
                                               2011         120,220,363          0.11           0.00 - 0.90            (0.31) - 0.59

  MSF Loomis Sayles Small Cap Growth           2015           8,611,117            --           0.00 - 0.90              0.82 - 1.73
     Sub-Account                               2014           9,383,986            --           0.00 - 0.90              0.32 - 1.22
                                               2013           9,780,786            --           0.00 - 0.90            47.37 - 48.70
                                               2012           6,275,077            --           0.00 - 0.90            10.19 - 11.19
                                               2011           6,353,831            --           0.00 - 0.90              2.06 - 2.98

  MSF Met/Artisan Mid Cap Value Sub-Account    2015          96,981,113          1.19           0.00 - 0.90         (10.25) - (9.44)
                                               2014         115,345,891          0.73           0.00 - 0.90              1.01 - 1.93
                                               2013         121,215,062          0.97           0.00 - 0.90            35.63 - 36.85
                                               2012          96,211,157          1.00           0.00 - 0.90            10.86 - 11.86
                                               2011          94,958,016          0.97           0.00 - 0.90              5.80 - 6.76

  MSF MetLife Asset Allocation 20 Sub-Account  2015          10,023,009          2.31           0.00 - 0.90          (1.12) - (0.23)
                                               2014           9,356,050          3.93           0.00 - 0.90              3.79 - 4.73
                                               2013           8,656,232          2.93           0.00 - 0.90              3.57 - 4.50
                                               2012           8,643,157          3.37           0.00 - 0.90              8.50 - 9.49
                                               2011           7,843,187          2.78           0.00 - 0.90              2.55 - 3.48

  MSF MetLife Asset Allocation 40 Sub-Account  2015          12,397,680          0.47           0.00 - 0.90          (1.67) - (0.78)
                                               2014          14,222,637          3.02           0.00 - 0.90              4.22 - 5.16
                                               2013          14,340,424          2.66           0.00 - 0.90            10.20 - 11.20
                                               2012          13,182,437          2.98           0.00 - 0.90            10.73 - 11.74
                                               2011          11,434,494          2.17           0.00 - 0.90              0.36 - 1.28


            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                               AS OF
                                                            DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                          -------------      -------------------------------------------------------
                                                                             INVESTMENT(1)    EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                                NET             INCOME            LOWEST TO             LOWEST TO
                                                            ASSETS ($)         RATIO (%)         HIGHEST (%)           HIGHEST (%)
                                                          -------------      -------------    ----------------     -----------------
  MSF MetLife Asset Allocation 60 Sub-Account   2015         47,691,445          0.73            0.00 - 0.90         (1.87) - (0.99)
                                                2014         55,774,441          2.29            0.00 - 0.90             4.35 - 5.29
                                                2013         55,052,757          2.13            0.00 - 0.90           17.23 - 18.29
                                                2012         45,308,841          2.54            0.00 - 0.90           12.45 - 13.47
                                                2011         41,147,861          1.73            0.00 - 0.90         (2.02) - (1.14)

  MSF MetLife Asset Allocation 80 Sub-Account   2015         60,141,541          0.53            0.00 - 0.90         (2.38) - (1.50)
                                                2014         62,513,054          1.86            0.00 - 0.90             4.59 - 5.53
                                                2013         62,478,981          1.65            0.00 - 0.90           23.40 - 24.51
                                                2012         51,130,632          2.14            0.00 - 0.90           14.77 - 15.82
                                                2011         46,537,054          1.64            0.00 - 0.90         (4.42) - (3.55)

  MSF MetLife Mid Cap Stock Index Sub-Account   2015         22,878,053          1.15            0.00 - 0.90         (3.23) - (2.35)
                                                2014         24,357,041          1.03            0.00 - 0.90             8.51 - 9.49
                                                2013         23,442,684          1.13            0.00 - 0.90           31.96 - 33.15
                                                2012         18,075,569          1.02            0.00 - 0.90           16.54 - 17.60
                                                2011         18,095,523          0.93            0.00 - 0.90         (2.77) - (1.89)

  MSF MetLife Stock Index Sub-Account           2015        171,491,796          1.74            0.00 - 0.90             0.26 - 1.17
                                                2014        180,814,888          1.67            0.00 - 0.90           12.35 - 13.36
                                                2013        173,246,178          1.83            0.00 - 0.90           30.84 - 32.02
                                                2012        140,556,361          1.79            0.00 - 0.90           14.72 - 15.76
                                                2011        135,083,898          1.68            0.00 - 0.90             0.93 - 1.84

  MSF MFS Total Return Sub-Account              2015         83,401,656          2.67            0.00 - 0.90         (1.05) - (0.16)
                                                2014         95,151,304          2.38            0.00 - 0.90             7.67 - 8.64
                                                2013         93,979,745          2.57            0.00 - 0.90           17.93 - 18.99
                                                2012         84,897,131          2.88            0.00 - 0.90           10.58 - 11.58
                                                2011         83,804,786          2.75            0.00 - 0.90             1.50 - 2.42

  MSF MFS Value Sub-Account                     2015         71,207,841          2.70            0.00 - 0.90         (1.05) - (0.15)
                                                2014         74,981,602          1.67            0.00 - 0.90            9.82 - 10.81
                                                2013         70,802,994          0.60            0.00 - 0.90           34.52 - 35.73
                                                2012         14,936,601          1.90            0.00 - 0.90           15.60 - 16.65
                                                2011         13,183,124          1.54            0.00 - 0.90           (0.05) - 0.85

  MSF MSCI EAFE Index Sub-Account               2015         11,628,763          3.22            0.00 - 0.90         (1.98) - (1.09)
                                                2014         12,255,580          2.55            0.00 - 0.90         (6.85) - (6.00)
                                                2013         13,804,217          3.00            0.00 - 0.90           20.77 - 21.86
                                                2012         11,651,880          3.17            0.00 - 0.90           17.26 - 18.33
                                                2011         11,657,112          2.51            0.00 - 0.90       (13.28) - (12.50)

  MSF Neuberger Berman Genesis Sub-Account      2015         47,523,523          0.43            0.00 - 0.90           (0.32) - 0.58
                                                2014         50,891,977          0.40            0.00 - 0.90           (0.89) - 0.01
                                                2013         54,795,565          0.72            0.00 - 0.90           37.28 - 38.52
                                                2012         37,176,089          0.37            0.00 - 0.90            9.04 - 10.03
                                                2011         36,333,311          0.75            0.00 - 0.90             4.85 - 5.80

  MSF Russell 2000 Index Sub-Account            2015         21,878,710          1.21            0.00 - 0.90         (5.13) - (4.27)
                                                2014         23,989,445          1.16            0.00 - 0.90             4.10 - 5.04
                                                2013         24,663,413          1.53            0.00 - 0.90           37.31 - 38.55
                                                2012         18,498,025          1.20            0.00 - 0.90           15.30 - 16.35
                                                2011         18,530,117          1.08            0.00 - 0.90         (4.96) - (4.10)


            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------      ----------------
  MSF T. Rowe Price Large Cap Growth           2015          27,823,670          0.14           0.00 - 0.90             9.79 - 10.78
     Sub-Account                               2014          25,835,286          0.06           0.00 - 0.90              8.11 - 9.09
                                               2013          24,402,740          0.20           0.00 - 0.90            37.91 - 39.16
                                               2012          10,686,420          0.12           0.00 - 0.90            17.90 - 18.97
                                               2011           9,103,016          0.08           0.00 - 0.90          (2.00) - (1.11)

  MSF T. Rowe Price Small Cap Growth           2015          12,588,018          0.14           0.00 - 0.90              1.79 - 2.71
     Sub-Account                               2014          11,700,392          0.02           0.00 - 0.90              5.95 - 6.91
                                               2013          11,610,154          0.34           0.00 - 0.90            43.26 - 44.55
                                               2012           8,421,322            --           0.00 - 0.90            15.13 - 16.18
                                               2011           7,573,595            --           0.00 - 0.90              0.86 - 1.77

  MSF Western Asset Management                 2015          17,231,896          5.10           0.00 - 0.90          (2.60) - (1.72)
     Strategic Bond Opportunities              2014          18,029,402          5.29           0.00 - 0.90              4.53 - 5.47
     Sub-Account                               2013          17,169,830          4.98           0.00 - 0.90              0.19 - 1.09
                                               2012          18,238,987          3.52           0.00 - 0.90            10.49 - 11.50
                                               2011          16,577,629          4.98           0.00 - 0.90              5.19 - 6.14

  MSF Western Asset Management                 2015           6,884,710          2.23           0.00 - 0.90            (0.33) - 0.57
     U.S. Government Sub-Account               2014           6,313,832          1.91           0.00 - 0.90              1.89 - 2.81
                                               2013           6,728,181          2.23           0.00 - 0.90          (1.63) - (0.74)
                                               2012           8,053,715          2.14           0.00 - 0.90              2.44 - 3.37
                                               2011           7,771,931          1.49           0.00 - 0.90              4.56 - 5.51

  MSF WMC Balanced Sub-Account                 2015           6,124,316          1.95           0.00 - 0.90              1.66 - 2.58
                                               2014           5,307,986          1.94           0.00 - 0.90             9.56 - 10.55
                                               2013           4,338,695          2.46           0.00 - 0.90            19.51 - 20.59
                                               2012           4,101,600          2.12           0.00 - 0.90            11.36 - 12.38
                                               2011           3,325,776          2.32           0.00 - 0.90              2.87 - 3.80

  MSF WMC Core Equity Opportunities            2015         257,348,089          1.78           0.00 - 0.90              1.48 - 2.40
     Sub-Account                               2014         273,747,163          0.71           0.00 - 0.90             9.64 - 10.63
                                               2013         270,769,976          1.38           0.00 - 0.90            32.50 - 33.70
                                               2012         220,919,879          0.84           0.00 - 0.90            11.85 - 12.86
                                               2011         217,328,164          1.16           0.00 - 0.90          (4.89) - (4.03)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Sub-Account invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of cash values and expenses of the underlying fund or portfolio have been excluded.

3 The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

This page is intentionally left blank.

New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2015 and 2014 and for the Years Ended December 31, 2015, 2014 and 2013 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its former subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2015, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its former subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 12, 2016

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2015 and 2014

                (In millions, except share and per share data)

                                                                                      2015       2014
                                                                                   ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $1,495 and $1,528, respectively)......................................... $    1,535 $    1,641
 Mortgage loans (net of valuation allowances of $1 and $1, respectively)..........        121        132
 Policy loans.....................................................................        427        422
 Real estate joint ventures.......................................................          4          4
 Other limited partnership interests..............................................          4          5
 Short-term investments, at estimated fair value..................................         37         63
 Other invested assets............................................................         32         27
                                                                                   ---------- ----------
   Total investments..............................................................      2,160      2,294
Cash and cash equivalents.........................................................         25         15
Accrued investment income.........................................................         27         27
Premiums, reinsurance and other receivables.......................................      1,115      1,074
Deferred policy acquisition costs.................................................        621        675
Other assets......................................................................         25         36
Separate account assets...........................................................      7,920      8,829
                                                                                   ---------- ----------
   Total assets................................................................... $   11,893 $   12,950
                                                                                   ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................ $      734 $      725
Policyholder account balances.....................................................      1,080      1,051
Other policy-related balances.....................................................        351        348
Policyholder dividends payable....................................................          3          3
Payables for collateral under derivative transactions.............................         15         10
Current income tax payable........................................................          4         13
Deferred income tax liability.....................................................        126        142
Other liabilities.................................................................        474        544
Separate account liabilities......................................................      7,920      8,829
                                                                                   ---------- ----------
   Total liabilities..............................................................     10,707     11,665
                                                                                   ---------- ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares
  issued and outstanding..........................................................          3          3
Additional paid-in capital........................................................        450        450
Retained earnings.................................................................        717        769
Accumulated other comprehensive income (loss).....................................         16         63
                                                                                   ---------- ----------
   Total stockholder's equity.....................................................      1,186      1,285
                                                                                   ---------- ----------
   Total liabilities and stockholder's equity..................................... $   11,893 $   12,950
                                                                                   ========== ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                          2015     2014     2013
                                                        -------  -------  -------
Revenues
Premiums............................................... $    43  $    49  $    48
Universal life and investment-type product policy fees.     259      258      266
Net investment income..................................     110      109      106
Other revenues.........................................      (9)     250      243
Net investment gains (losses)..........................       2       (5)       9
Net derivative gains (losses)..........................      56      170     (233)
                                                        -------  -------  -------
 Total revenues........................................     461      831      439
                                                        -------  -------  -------
Expenses
Policyholder benefits and claims.......................     120      119       99
Interest credited to policyholder account balances.....      34       33       33
Policyholder dividends.................................       6        6        6
Other expenses.........................................      95      343      250
                                                        -------  -------  -------
 Total expenses........................................     255      501      388
                                                        -------  -------  -------
Income (loss) before provision for income tax..........     206      330       51
Provision for income tax expense (benefit).............      59       97        9
                                                        -------  -------  -------
Net income (loss)...................................... $   147  $   233  $    42
                                                        =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                        2015     2014     2013
                                                                      -------  -------  -------
Net income (loss).................................................... $   147  $   233  $    42
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     (73)      71     (121)
 Unrealized gains (losses) on derivatives............................       6        9        1
 Defined benefit plans adjustment....................................      (6)      11       40
                                                                      -------  -------  -------
Other comprehensive income (loss), before income tax.................     (73)      91      (80)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      26      (32)      28
                                                                      -------  -------  -------
Other comprehensive income (loss), net of income tax.................     (47)      59      (52)
                                                                      -------  -------  -------
Comprehensive income (loss).......................................... $   100  $   292  $   (10)
                                                                      =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                          Accumulated
                                                     Additional              Other         Total
                                              Common  Paid-in   Retained Comprehensive Stockholder's
                                              Stock   Capital   Earnings Income (Loss)    Equity
                                              ------ ---------- -------- ------------- -------------
Balance at December 31, 2012................. $   3   $   458   $   720   $       56     $   1,237
Dividend paid to Metropolitan Life Insurance
  Company....................................                       (77)                       (77)
Return of capital............................              (8)                                  (8)
Net income (loss)............................                        42                         42
Other comprehensive income (loss), net of
  income tax.................................                                    (52)          (52)
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2013.................     3       450       685            4         1,142
Dividend paid to Metropolitan Life Insurance
  Company....................................                      (114)                      (114)
Dividend of subsidiary (Note 2)..............                       (35)                       (35)
Net income (loss)............................                       233                        233
Other comprehensive income (loss), net of
  income tax.................................                                     59            59
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2014.................     3       450       769           63         1,285
Dividend paid to Metropolitan Life Insurance
  Company....................................                      (199)                      (199)
Net income (loss)............................                       147                        147
Other comprehensive income (loss), net of
  income tax.................................                                    (47)          (47)
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2015................. $   3   $   450   $   717   $       16     $   1,186
                                              =====   =======   =======   ==========     =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                       2015     2014     2013
                                                     -------  -------  -------
 Cash flows from operating activities
 Net income (loss).................................. $   147  $   233  $    42
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Depreciation and amortization expenses............       1        2        3
  Amortization of premiums and accretion of
    discounts associated with investments, net......      (6)      (4)      (4)
  (Gains) losses on investments, net................      (2)       5       (9)
  (Gains) losses on derivatives, net................     (41)    (175)     225
  (Income) loss from equity method investments,
    net of dividends or distributions...............      --        1       --
  Interest credited to policyholder account
    balances........................................      34       33       33
  Universal life and investment-type product
    policy fees.....................................    (259)    (258)    (266)
  Change in premiums, reinsurance and other
    receivables.....................................      21     (216)       5
  Change in deferred policy acquisition costs, net..      54       70      (30)
  Change in income tax..............................      --       45      (43)
  Change in other assets............................     115      101      118
  Change in insurance-related liabilities and
    policy-related balances.........................      14      (11)     (11)
  Change in other liabilities.......................     (24)     170        6
                                                     -------  -------  -------
 Net cash provided by (used in) operating
  activities........................................      54       (4)      69
                                                     -------  -------  -------
 Cash flows from investing activities
 Sales, maturities and repayments of:
  Fixed maturity securities.........................     543      499      541
  Mortgage loans....................................      22       21        3
  Other limited partnership interests...............       1       --        1
 Purchases of:
  Fixed maturity securities.........................    (555)    (408)    (691)
  Mortgage loans....................................     (10)     (30)     (23)
  Other limited partnership interests...............      --       (1)      (1)
 Cash received in connection with freestanding
  derivatives.......................................       3        5        2
 Cash paid in connection with freestanding
  derivatives.......................................      (2)      (5)      (1)
 Dividend of subsidiary.............................      --      (49)      --
 Net change in policy loans.........................      (5)      (6)      (1)
 Net change in short-term investments...............      27      (41)      50
                                                     -------  -------  -------
 Net cash provided by (used in) investing
  activities........................................      24      (15)    (120)
                                                     -------  -------  -------
 Cash flows from financing activities
 Policyholder account balances:
  Deposits..........................................     251      243      263
  Withdrawals.......................................    (125)    (139)    (119)
 Net change in payables for collateral under
  derivative transactions...........................       5        7        3
 Return of capital..................................      --       --       (8)
 Dividend paid to Metropolitan Life Insurance
  Company...........................................    (199)    (114)     (77)
                                                     -------  -------  -------
 Net cash provided by (used in) financing
  activities........................................     (68)      (3)      62
                                                     -------  -------  -------
 Change in cash and cash equivalents................      10      (22)      11
 Cash and cash equivalents, beginning of year.......      15       37       26
                                                     -------  -------  -------
 Cash and cash equivalents, end of year............. $    25  $    15  $    37
                                                     =======  =======  =======
 Supplemental disclosures of cash flow information
 Net cash paid (received) for:
  Income tax........................................ $    58  $    56  $    54
                                                     =======  =======  =======
 Non-cash transactions:
  Disposal of subsidiary:
    Assets disposed................................. $    --  $    69  $    --
    Liabilities disposed............................      --      (34)      --
                                                     -------  -------  -------
    Net assets disposed.............................      --       35       --
    Cash disposed...................................      --      (49)      --
    Dividend of interests in subsidiary.............      --       14       --
                                                     -------  -------  -------
    (Gain) loss on dividend of interests in
     subsidiary..................................... $    --  $    --  $    --
                                                     =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its former subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company has principally provided, through a network of general agencies and independent brokers located throughout the United States, life insurance and annuity contracts to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owned 100% of the outstanding common stock of New England Securities Corporation ("NES") prior to its disposition. See Note 2.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of NELICO and its former subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    .  investments are directed by the contractholder; and

    . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          3
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Deferred Sales Inducements   4
     ----------------------------------------------------------------------
     Reinsurance                                                        5
     ----------------------------------------------------------------------
     Investments                                                        6
     ----------------------------------------------------------------------
     Derivatives                                                        7
     ----------------------------------------------------------------------
     Fair Value                                                         8
     ----------------------------------------------------------------------
     Employee Benefit Plans                                             11
     ----------------------------------------------------------------------
     Income Tax                                                         12
     ----------------------------------------------------------------------
     Litigation Contingencies                                           13
     ----------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Deferred Policy Acquisition Costs and Deferred Sales Inducements

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   DAC is amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Actual and expected future gross
    non-dividend-paying traditional     premiums.
    contracts:
  . Term insurance
  . Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Variable deferred annuity contracts
 -----------------------------------------------------------------------------

   See Note 4 for additional information on DAC amortization. Amortization of DAC is included in other expenses.

   The recovery of DAC is dependent upon the future profitability of the related business.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity Securities

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

    . Social investments which are accounted for under the equity method as described in "-- Real Estate Joint Ventures and Other Limited Partnership Interests" above.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

.. Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

.. the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

.. the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

.. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

   In addition, the Company sponsors a qualified and a nonqualified defined benefit pension plan, as well as other postretirement benefit plans. The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

   Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees affected by the change.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

 Income Tax

   The Company joins with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .  the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdiction;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .  future reversals of existing taxable temporary differences;

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  .  taxable income in prior carryback years; and

  .  tax planning strategies.

   The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from one to 25 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million at both December 31, 2015 and 2014. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $5 million and $4 million at December 31, 2015 and 2014, respectively. Related depreciation and amortization expense was $1 million for each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $14 million and $13 million at December 31, 2015 and 2014, respectively. Accumulated amortization of capitalized software was $9 million at both December 31, 2015 and 2014. Related amortization expense was less than $1 million, $1 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. See Note 2 for information on the disposition of NES.

  Policyholder Dividends

    Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Foreign Currency

    Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate (also, LIBOR). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

Future Adoption of New Accounting Pronouncements

  In January 2016, the Financial Accounting Standards Board ("FASB") issued new guidance (Accounting Standards Update ("ASU") 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

               New England Life Insurance Company and Subsidiary

2. Dispositions

  In December 2014, the Company distributed to MLIC as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker dealer subsidiary, NES. The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of subsidiary in retained earnings. As of the date of the dividend payment, the Company no longer consolidated the assets, liabilities and operations of NES.

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

   -------------------------------------------------------------------------
   Product Type:                      Measurement Assumptions:
   -------------------------------------------------------------------------
   Participating life                 Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 4% to 5% and
                                        mortality rates guaranteed in
                                        calculating the cash surrender
                                        values described in such
                                        contracts); and (ii) the liability
                                        for terminal dividends.
   -------------------------------------------------------------------------
   Nonparticipating life              Aggregate of the present value of
                                        expected future benefit payments
                                        and related expenses less the
                                        present value of expected future
                                        net premiums. Assumptions as to
                                        mortality and persistency are based
                                        upon the Company's experience when
                                        the basis of the liability is
                                        established. Interest rate
                                        assumptions for the aggregate
                                        future policy benefit liabilities
                                        range from 3% to 9%.
   -------------------------------------------------------------------------
   Individual and group               Present value of expected future
   traditional fixed annuities after    payments. Interest rate assumptions
   annuitization                        used in establishing such
                                        liabilities range from 2% to 7%.
   -------------------------------------------------------------------------
   Non-medical health                 The net level premium method and
   insurance                            assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. Interest rate
                                        assumptions used in establishing
                                        such liabilities range from 4% to
                                        5%.
   -------------------------------------------------------------------------
   Disabled lives                     Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and
                                        interest. Interest rate assumptions
                                        used in establishing such
                                        liabilities range from 3% to 7%.
   -------------------------------------------------------------------------

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2015 and 2014. Participating policies represented 41%, 42% and 40% of gross traditional life insurance premiums for the years ended December 31, 2015, 2014 and 2013, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
7. Guarantees accounted for as insurance liabilities include:

Guarantee:                                      Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death
         death even if the account value is     benefits in excess of the projected
         reduced to zero.                       account balance recognizing the
       . An enhanced death benefit may be       excess ratably over the
         available for an additional fee.       accumulation period based on the
                                                present value of total expected
                                                assessments.
                                              . Assumptions are consistent with
                                                those used for amortizing DAC, and
                                                are thus subject to the same
                                                variability and risk.
                                              . Investment performance and
                                                volatility assumptions are
                                                consistent with the historical
                                                experience of the appropriate
                                                underlying equity index, such as
                                                the S&P 500 Index.
                                              . Benefit assumptions are based on
                                                the average benefits payable over a
                                                range of scenarios.
------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income
         determined at the time of issuance     benefits in excess of the projected
         of the variable annuity contract, a    account balance at any future date
         minimum accumulation of purchase       of annuitization and recognizing
         payments, even if the account value    the excess ratably over the
         is reduced to zero, that can be        accumulation period based on
         annuitized to receive a monthly        present value of total expected
         income stream that is not less than    assessments.
         a specified amount.                  . Assumptions are consistent with
       . Certain contracts also provide for     those used for estimating GMDB
         a guaranteed lump sum return of        liabilities.
         purchase premium in lieu of the      . Calculation incorporates an
         annuitization benefit.                 assumption for the percentage of
                                                the potential annuitizations that
                                                may be elected by the
                                                contractholder.
------------------------------------------------------------------------------------
GMWBs  . A return of purchase payment via     . Expected value of the life
         partial withdrawals, even if the       contingent payments and expected
         account value is reduced to zero,      assessments using assumptions
         provided that cumulative               consistent with those used for
         withdrawals in a contract year do      estimating the GMDB liabilities.
         not exceed a certain limit.
       . Certain contracts include
         guaranteed withdrawals that are
         life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and variable life contracts was as follows:

                                                    Variable Life
                                 Annuity Contracts    Contracts
                                 -----------------  -------------
                                                      Secondary
                                  GMDBs     GMIBs    Guarantees      Total
                                 -------  --------  ------------- ----------
                                                (In millions)
   Direct
   Balance at January 1, 2013... $     7  $    100    $       1   $      108
   Incurred guaranteed benefits.       3        (4)          --           (1)
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       9        96            1          106
   Incurred guaranteed benefits.       3        16           (1)          18
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      12       112           --          124
   Incurred guaranteed benefits.       3        18           --           21
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    14  $    130    $      --   $      144
                                 =======  ========    =========   ==========
   Ceded
   Balance at January 1, 2013... $     6  $     34    $      --   $       40
   Incurred guaranteed benefits.       3        (1)          --            2
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       8        33           --           41
   Incurred guaranteed benefits.       4        (2)          --            2
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      12        31           --           43
   Incurred guaranteed benefits.       3         5           --            8
   Paid guaranteed benefits.....      (1)        1           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    14  $     37    $      --   $       51
                                 =======  ========    =========   ==========
   Net
   Balance at January 1, 2013... $     1  $     66    $       1   $       68
   Incurred guaranteed benefits.      --        (3)          --           (3)
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       1        63            1           65
   Incurred guaranteed benefits.      (1)       18           (1)          16
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      --        81           --           81
   Incurred guaranteed benefits.      --        13           --           13
   Paid guaranteed benefits.....      --        (1)          --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    --  $     93    $      --   $       93
                                 =======  ========    =========   ==========

               New England Life Insurance Company and Subsidiary

    Information regarding the Company's guarantee exposure was as follows at:

                                                                  December 31,
                                         -----------------------------------------------------------
                                                      2015                            2014
-                                        ---------------------------     ---------------------------
                                             In the           At             In the           At
                                         Event of Death  Annuitization   Event of Death  Annuitization
                                         --------------  -------------   --------------  -------------
                                                                  (In millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3).................   $   5,363       $   3,231       $   6,104       $   3,585
Separate account value..................   $   5,008       $   3,084       $   5,730       $   3,436
Net amount at risk......................   $     112 (4)   $     136 (5)   $      65 (4)   $      86 (5)
Average attained age of contractholders.    66 years        64 years        65 years        63 years

                                                     December 31,
                                                 ---------------------
                                                   2015       2014
                                                 --------- -----------
                                                 Secondary Guarantees
                                                 ---------------------
                                                     (In millions)
          Variable Life Contracts
          Total account value (3)............... $   2,195 $     2,281
          Net amount at risk (6)................ $  12,708 $    13,671
          Average attained age of policyholders.  54 years    53 years

--------

(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes direct business, but excludes offsets from hedging or reinsurance, if any. See Note 5 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the net amount at risk presented reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

(3)Includes the contractholder's investments in the general account and separate account, if applicable.

(4)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

               New England Life Insurance Company and Subsidiary

(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2015       2014
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                      Equity......... $    3,687 $    4,110
                      Balanced.......      2,298      2,659
                      Bond...........        631        664
                      Money Market...         65         74
                                      ---------- ----------
                        Total........ $    6,681 $    7,507
                                      ========== ==========

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2015       2014       2013
                                        ---------  ---------  ---------
                                                 (In millions)
       Balance at January 1,........... $      27  $      25  $      24
        Less: Reinsurance recoverables.        21         20         19
                                        ---------  ---------  ---------
       Net balance at January 1,.......         6          5          5
                                        ---------  ---------  ---------
       Incurred related to:
        Current year...................         1          1          1
        Prior years....................        --          1         --
                                        ---------  ---------  ---------
          Total incurred...............         1          2          1
                                        ---------  ---------  ---------
       Paid related to:
        Current year...................        --         --         --
        Prior years....................        (1)        (1)        (1)
                                        ---------  ---------  ---------
          Total paid...................        (1)        (1)        (1)
                                        ---------  ---------  ---------
       Net balance at December 31,.....         6          6          5
        Add: Reinsurance recoverables..        21         21         20
                                        ---------  ---------  ---------
       Balance at December 31,......... $      27  $      27  $      25
                                        =========  =========  =========

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $7.9 billion and $8.8 billion at December 31, 2015 and 2014, respectively, for which the policyholder assumes all investment risk.

               New England Life Insurance Company and Subsidiary

  For each of the years ended December 31, 2015, 2014 and 2013, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Deferred Sales Inducements

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic

               New England Life Insurance Company and Subsidiary variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               New England Life Insurance Company and Subsidiary

  Information regarding DAC was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2015      2014      2013
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $    675  $    746  $    716
Capitalizations..................................................       --        20         6
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).       (7)      (26)       69
 Other expenses..................................................      (47)      (63)      (45)
                                                                  --------  --------  --------
   Total amortization............................................      (54)      (89)       24
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       --        (2)       --
                                                                  --------  --------  --------
Balance at December 31,.......................................... $    621  $    675  $    746
                                                                  ========  ========  ========

  Information regarding DSI was as follows:

                                               Years Ended December 31,
                                           -------------------------------
                                              2015       2014       2013
                                           ---------  ---------  ---------
                                                    (In millions)
     DSI
     Balance at January 1,................ $      20  $      24  $      26
     Amortization.........................        (3)        (3)        (2)
     Unrealized investment gains (losses).        --         (1)        --
                                           ---------  ---------  ---------
     Balance at December 31,.............. $      17  $      20  $      24
                                           =========  =========  =========

5. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to an affiliate.

               New England Life Insurance Company and Subsidiary

The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities to an affiliate. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the affiliate. The Company also reinsures 100% of certain variable annuity risk to an affiliate.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2015 and 2014, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $112 million and $114 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  At December 31, 2015, the Company had $157 million of net unaffiliated ceded reinsurance recoverables. Of this total, $126 million, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $81 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2014, the Company had $158 million of net unaffiliated ceded reinsurance recoverables. Of this total, $128 million, or 81%, were with the Company's five largest unaffiliated ceded reinsurers, including $84 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

               New England Life Insurance Company and Subsidiary

  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                               -----------------------------
                                                                  2015      2014      2013
                                                               ---------  --------  --------
                                                                       (In millions)
Premiums
Direct premiums............................................... $      69  $     76  $     85
Reinsurance ceded.............................................       (26)      (27)      (37)
                                                               ---------  --------  --------
 Net premiums................................................. $      43  $     49  $     48
                                                               =========  ========  ========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $     293  $    302  $    322
Reinsurance ceded.............................................       (34)      (44)      (56)
                                                               ---------  --------  --------
 Net universal life and investment-type product policy fees... $     259  $    258  $    266
                                                               =========  ========  ========
Other revenues
Direct other revenues......................................... $      21  $    255  $    243
Reinsurance ceded.............................................       (30)       (5)       --
                                                               ---------  --------  --------
 Net other revenues........................................... $      (9) $    250  $    243
                                                               =========  ========  ========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $     202  $    163  $    164
Reinsurance ceded.............................................       (82)      (44)      (65)
                                                               ---------  --------  --------
 Net policyholder benefits and claims......................... $     120  $    119  $     99
                                                               =========  ========  ========
Other expenses
Direct other expenses......................................... $     105  $    351  $    254
Reinsurance ceded.............................................       (10)       (8)       (4)
                                                               ---------  --------  --------
 Net other expenses........................................... $      95  $    343  $    250
                                                               =========  ========  ========

  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                    December 31,
                                 ---------------------------------------------------
                                            2015                      2014
                                 -------------------------- ------------------------
                                                    Total                    Total
                                                   Balance                  Balance
                                  Direct   Ceded    Sheet   Direct  Ceded    Sheet
                                 -------- -------- -------- ------ -------- --------
                                                        (In millions)
Assets
Premiums, reinsurance and other
  receivables................... $     33 $  1,082 $  1,115 $   65 $  1,009 $  1,074
Liabilities
Other liabilities............... $    249 $    225 $    474 $  321 $    223 $    544

               New England Life Insurance Company and Subsidiary

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $398 million and $389 million at December 31, 2015 and 2014, respectively. There were no deposit liabilities on reinsurance at both December 31, 2015 and 2014.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MLIC, MetLife Insurance Company USA and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                         Years Ended December 31,
                                                         ---------------------
                                                           2015     2014   2013
                                                         -------    ----  ------
                                                             (In millions)
 Premiums
 Reinsurance ceded...................................... $    --    $ (1) $   (2)
 Universal life and investment-type product policy fees
 Reinsurance ceded...................................... $    (7)   $(16) $  (17)
 Other revenues
 Reinsurance ceded...................................... $   (30)   $ (5) $   --
 Policyholder benefits and claims
 Reinsurance ceded...................................... $   (26)   $ (7) $   (4)
 Other expenses
 Reinsurance ceded...................................... $    (6)   $ (3) $    2

  Information regarding the significant effects of ceded affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                        December 31,
                                                      -----------------
                                                        2015     2014
                                                      -------- --------
                                                        (In millions)
         Assets
         Premiums, reinsurance and other receivables. $    918 $    841
         Liabilities
         Other liabilities........................... $    172 $    169

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $284 million and $267 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $13 million, $157 million and ($334) million for the years ended December 31, 2015, 2014 and 2013, respectively.

               New England Life Insurance Company and Subsidiary

  In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to an affiliate reinsurer. As a result of this recapture, the significant effects to the Company at December 31, 2014, were increases in cash and cash equivalents for $150 million, as well as a decrease to premiums, reinsurance and other receivables for $150 million.

  Effective November 1, 2014, the Company entered into an agreement to cede 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis to MLIC. As a result of this reinsurance agreement, the significant effects to the Company at December 31, 2014 were decreases in cash and cash equivalents of $232 million, as well as increases in premiums, reinsurance and other receivables for $243 million, and in other liabilities for $137 million. Also, there was a decrease in other revenues of $7 million for the year ended December 31, 2014. Additionally, this agreement contains embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with this cession are included within premiums, reinsurance and other receivables and were $202 million and $157 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $45 million and $38 million for the years ended December 31, 2015 and 2014, respectively.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $868 million and $811 million of unsecured affiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $354 million and $345 million at December 31, 2015 and 2014, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2015 and 2014.

6. Investments

  See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

               New England Life Insurance Company and Subsidiary

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

  The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), ABS and residential mortgage-backed securities ("RMBS").

                                       December 31, 2015                           December 31, 2014
                           ------------------------------------------ -------------------------------------------
                                        Gross Unrealized                           Gross Unrealized
                                     ---------------------- Estimated           ----------------------- Estimated
                           Amortized       Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                             Cost    Gains  Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                           --------- ----- --------- ------ --------- --------- ------ --------- ------ ---------
                                                               (In millions)
Fixed maturity securities
U.S. corporate............ $    731  $  35 $     21  $  --  $    745  $    705  $   59 $      8  $  --  $    756
Foreign corporate.........      311      9       16     --       304       336      14        7     --       343
CMBS......................      141      4        2     --       143       110       5        1     --       114
State and political
 subdivision..............       70     15       --     --        85        83      22       --     --       105
U.S. Treasury and agency..       72     12       --     --        84       153      21       --     --       174
ABS.......................       80      1       --     --        81        36       1       --     --        37
RMBS......................       68      3       --     --        71        90       6       --     --        96
Foreign government........       22     --       --     --        22        15       1       --     --        16
                           --------  ----- --------  -----  --------  --------  ------ --------  -----  --------
  Total fixed maturity
   securities............. $  1,495  $  79 $     39  $  --  $  1,535  $  1,528  $  129 $     16  $  --  $  1,641
                           ========  ===== ========  =====  ========  ========  ====== ========  =====  ========

  The Company held no non-income producing fixed maturity securities at both December 31, 2015 and 2014.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2015:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......  $      34    $      346     $      421     $    405      $  289    $  1,495
Estimated fair value.  $      31    $      364     $      415     $    430      $  295    $  1,535

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities (CMBS, ABS and RMBS) are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2015                         December 31, 2014
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $  233     $  15     $   36     $   6     $  106     $   3      $  20     $    5
Foreign corporate................      73         5         55        11         87         7          9         --
CMBS.............................      54         2          7        --          2        --         24          1
U.S. Treasury and agency.........      11        --         --        --         --        --         --         --
ABS..............................      31        --          5        --          3        --          5         --
RMBS.............................      12        --         --        --         15        --         --         --
Foreign government...............       9        --         --        --          1        --         --         --
                                   ------     -----     ------     -----     ------     -----      -----     ------
 Total fixed maturity securities.  $  423     $  22     $  103     $  17     $  214     $  10      $  58     $    6
                                   ======     =====     ======     =====     ======     =====      =====     ======
Total number of securities in an
  unrealized loss position.......     196                   29                  100                   15
                                   ======               ======               ======                =====

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for

               New England Life Insurance Company and Subsidiary near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

.. The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

.. When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

.. Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

.. When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

               New England Life Insurance Company and Subsidiary

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2015. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $23 million during the year ended December 31, 2015 to $39 million. The increase in gross unrealized losses for the year ended December 31, 2015, was primarily attributable to widening credit spreads, an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

    At December 31, 2015, $2 million of the total $39 million of gross unrealized losses were from two fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater, both of which were investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                  December 31,
                                    ----------------------------------------
                                            2015                 2014
                                    -------------------  -------------------
                                      Carrying    % of     Carrying    % of
                                        Value     Total      Value     Total
                                    ------------- -----  ------------- -----
                                    (In millions)        (In millions)
  Mortgage loans...................
   Commercial......................    $    63     52.1%   $     70     53.1%
   Agricultural....................         59     48.7          63     47.7
                                       -------    -----    --------    -----
     Subtotal......................        122    100.8         133    100.8
   Valuation allowances............         (1)    (0.8)         (1)    (0.8)
                                       -------    -----    --------    -----
       Total mortgage loans, net...    $   121    100.0%   $    132    100.0%
                                       =======    =====    ========    =====

               New England Life Insurance Company and Subsidiary

   The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2015, 2014 and 2013 was $11 million, $0 and $0, respectively.

 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   At both December 31, 2015 and 2014, the Company had no impaired mortgage loans and all mortgage loans were evaluated collectively for credit losses.

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring

               New England Life Insurance Company and Subsidiary process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

    All of the commercial mortgage loans held at both December 31, 2015 and 2014 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x.

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2015 and 2014 had loan-to-value ratios of less than 65%.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2015 and 2014. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2015 and 2014.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a

               New England Life Insurance Company and Subsidiary reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring during both the years ended December 31, 2015 and 2014.

Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values (see Note 7) and social investments.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and the effect on DAC and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                Years Ended December 31,
                                             ------------------------------
                                               2015       2014        2013
                                             -------  ------------- -------
                                                      (In millions)
   Fixed maturity securities................ $    40     $   113    $    39
   Derivatives..............................      17          11          2
   Amounts allocated from DAC and DSI.......      (4)         (4)        (1)
   Deferred income tax benefit (expense)....     (19)        (42)       (14)
                                             -------     -------    -------
   Net unrealized investment gains (losses). $    34     $    78    $    26
                                             =======     =======    =======

  The changes in net unrealized investment gains (losses) were as follows:

                                                         Years Ended December 31,
                                                      ------------------------------
                                                        2015       2014        2013
                                                      -------  ------------- -------
                                                               (In millions)
Balance at January 1,................................ $    78     $    26    $   104
Unrealized investment gains (losses) during the year.     (67)         83       (120)
Unrealized investment gains (losses) relating to:
 DAC and DSI.........................................      --          (3)        --
 Deferred income tax benefit (expense)...............      23         (28)        42
                                                      -------     -------    -------
Balance at December 31,.............................. $    34     $    78    $    26
                                                      =======     =======    =======
Change in net unrealized investment gains (losses)... $   (44)    $    52    $   (78)
                                                      =======     =======    =======

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity at December 31, 2015. There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at December 31, 2014.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                December 31,
                                                              -----------------
                                                                2015     2014
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $      4 $      4
 Invested assets pledged as collateral (1)...................        1        1
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $      5 $      5
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with derivative transactions (see Note 7).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at both December 31, 2015 and 2014.

               New England Life Insurance Company and Subsidiary

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2015                 2014
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (CMBS, ABS and RMBS) (2).  $  295    $  295     $  247    $  247
 U.S. corporate.................................      13        13         14        14
Other investments (3)...........................       4         5         18        19
                                                  ------    ------     ------    ------
   Total........................................  $  312    $  313     $  279    $  280
                                                  ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other investments is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

(3)Other investments is comprised of other invested assets and other limited partnership interests.

  As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

Net Investment Income

  The components of net investment income were as follows:

                                              Years Ended December 31,
                                           -------------------------------
                                             2015       2014        2013
                                           -------- ------------- --------
                                                    (In millions)
     Investment income:
      Fixed maturity securities........... $     80   $     78    $     75
      Mortgage loans......................        6          7           6
      Policy loans........................       24         23          23
      Other limited partnership interests.        1          1           2
      Other...............................        1          2           2
                                           --------   --------    --------
        Subtotal..........................      112        111         108
      Less: Investment expenses...........        2          2           2
                                           --------   --------    --------
        Net investment income............. $    110   $    109    $    106
                                           ========   ========    ========

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                         ---------------------------
                                                                          2015      2014       2013
                                                                         ------ ------------- ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
 OTTI losses on fixed maturity securities recognized in earnings........ $   --    $    (1)   $   --
 Fixed maturity securities -- net gains (losses) on sales and disposals.      1         (4)        9
 Other..................................................................      1         --        --
                                                                         ------    -------    ------
   Total net investment gains (losses).................................. $    2    $    (5)   $    9
                                                                         ======    =======    ======

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million for the year ended December 31, 2015 and less than $1 million for both the years ended December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

 Sales or Disposals and Impairments of Fixed Maturity Securities

   Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below.

                                           Years Ended December 31,
                                       --------------------------------
                                         2015        2014        2013
                                       --------  ------------- --------
                                                 (In millions)
       Proceeds....................... $    439    $    388    $    393
                                       ========    ========    ========
       Gross investment gains......... $      6    $      4    $     12
       Gross investment losses........       (5)         (8)         (3)
       OTTI losses....................       --          (1)         --
                                       --------    --------    --------
        Net investment gains (losses). $      1    $     (5)   $      9
                                       ========    ========    ========

Related Party Investment Transactions

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $2 million for each of the years ended December 31, 2015, 2014 and 2013. The Company had affiliated net investment income (loss) of less than $1 million for both the years ended December 31, 2015 and 2014 and ($1) million for the year ended December 31, 2013.

  See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliate.

7. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

               New England Life Insurance Company and Subsidiary

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and nonqualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                            December 31,
                                                      -------------------------------------------------------------
                                                                 2015                             2014
                                                      ------------------------------- -----------------------------
                                                                 Estimated Fair Value           Estimated Fair Value
                                                               ----------------------          --------------------
                                                       Gross                           Gross
                                                      Notional                        Notional
                     Primary Underlying Risk Exposure  Amount  Assets   Liabilities    Amount    Assets  Liabilities
                     -------------------------------- -------- ------   -----------   -------- --------  -----------
                                                                            (In millions)
Derivatives Designated as Hedging
 Instruments
Cash flow hedges:
 Foreign currency             Foreign
   swaps............           currency
                               exchange rate.........  $  85   $  17      $    --      $  83    $  11      $    --
                                                       -----   -----      -------      -----    -----      -------
   Total qualifying hedges........................        85      17           --         83       11           --
                                                       -----   -----      -------      -----    -----      -------
Derivatives Not Designated or Not
 Qualifying as Hedging Instruments
Foreign currency              Foreign
 swaps..............           currency
                               exchange rate.........      9       2           --         13        1           --
Credit default
 swaps--purchased...          Credit.................      3      --           --          3       --           --
Credit default
 swaps--written.....          Credit.................     33      --           --         33        1           --
                                                       -----   -----      -------      -----    -----      -------
   Total non-designated or
    nonqualifying derivatives.....................        45       2           --         49        2           --
                                                       -----   -----      -------      -----    -----      -------
    Total........................................      $ 130   $  19      $    --      $ 132    $  13      $    --
                                                       =====   =====      =======      =====    =====      =======

  Based on gross notional amounts, a portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2015 and 2014. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                          2015       2014       2013
                                                         ------- ------------- ------
                                                                 (In millions)
Freestanding derivatives and hedging gains (losses) (1). $     1   $      2    $    2
Embedded derivatives gains (losses).....................      55        168      (235)
                                                         -------   --------    ------
 Total net derivative gains (losses).................... $    56   $    170    $ (233)
                                                         =======   ========    ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

               New England Life Insurance Company and Subsidiary

  The Company recognized net investment income from settlement payments related to qualifying hedges of $2 million, $1 million and $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $1 million for each of the years ended December 31, 2015, 2014 and 2013.

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                            Net
                                                         Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
           Year Ended December 31, 2015
           Foreign currency exchange rate derivatives.   $        1
           Credit derivatives -- written..............           --
                                                         ----------
            Total.....................................   $        1
                                                         ==========
           Year Ended December 31, 2014
           Foreign currency exchange rate derivatives.   $        1
           Credit derivatives -- written..............           --
                                                         ----------
            Total.....................................   $        1
                                                         ==========
           Year Ended December 31, 2013
           Foreign currency exchange rate derivatives.   $       (1)
           Credit derivatives -- written..............            2
                                                         ----------
            Total.....................................   $        1
                                                         ==========

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the year ended December 31, 2015, the amount reclassified into net derivative gains (losses) related to discontinued cash flow hedges was not significant. For both the years ended December 31, 2014 and 2013, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

  At December 31, 2015 and 2014, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $17 million and $11 million, respectively.

  For the years ended December 31, 2015, 2014 and 2013, there was $6 million, $9 million and $1 million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For both the years ended December 31, 2015 and 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended December 31, 2013, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For each of the years ended December 31, 2015, 2014 and 2013, there were no amounts reclassified to net investment income related to foreign currency swaps. For each of the years ended December 31, 2015, 2014 and 2013, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2015, $6 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million at both December 31, 2015 and 2014. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. The amount the Company would have received to terminate all of these contracts at December 31, 2015 was not significant. At December 31, 2014, the Company would have received $1 million to terminate all of these contracts.

               New England Life Insurance Company and Subsidiary

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                   -----------------------------------------------------------------------------
                                                    2015                                   2014
                                   -------------------------------------- --------------------------------------
                                                 Maximum                                Maximum
                                   Estimated      Amount                  Estimated      Amount
                                   Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                   of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of        Default   Credit Default   Years to    Default   Credit Default   Years to
Referenced Credit Obligations (1)    Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (In millions)                          (In millions)
Baa
Credit default swaps referencing
  indices.........................  $     --    $      22        5.0       $     --    $      22        5.0
B
Credit default swaps referencing
  indices.........................        --           11        5.0              1           11        5.0
                                    --------    ---------                  --------    ---------
 Total............................  $     --    $      33        5.0       $      1    $      33        5.0
                                    ========    =========                  ========    =========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company

               New England Life Insurance Company and Subsidiary has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              ---------------------------------------
                                                                                     2015                2014
                                                                              ------------------- -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement  Assets  Liabilities Assets  Liabilities
----------------------------------------------------------------------------  ------  ----------- ------  -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
      OTC-bilateral (1)...................................................... $   19    $    --   $   12    $    --
      OTC-cleared (1)........................................................     --         --        1         --
                                                                              ------    -------   ------    -------
        Total gross estimated fair value of derivatives (1)..................     19         --       13         --
     Amounts offset on the consolidated balance sheets.......................     --         --       --         --
                                                                              ------    -------   ------    -------
     Estimated fair value of derivatives presented on the consolidated
       balance sheets (1)....................................................     19         --       13         --
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
      OTC-bilateral..........................................................     --         --       --         --
      OTC-cleared............................................................     --         --       --         --
     Cash collateral: (3)
      OTC-bilateral..........................................................    (15)        --       (9)        --
      OTC-cleared............................................................     --         --       (1)        --
     Securities collateral: (4)
      OTC-bilateral..........................................................     (1)        --       (1)        --
      OTC-cleared............................................................     --         --       --         --
                                                                              ------    -------   ------    -------
     Net amount after application of master netting agreements and
       collateral............................................................ $    3    $    --   $    2    $    --
                                                                              ======    =======   ======    =======

--------

(1)At both December 31, 2015 and 2014, the amount of income or expense accruals reported in accrued investment income or in other liabilities included in derivative assets and derivative liabilities was not significant.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The

               New England Life Insurance Company and Subsidiary amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At both December 31, 2015 and 2014, the Company did not receive or provide any excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2015 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2015 and 2014, the Company did not receive or provide excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2015 and 2014, the Company provided excess securities collateral with an estimated fair value of $1 million for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of New England Life Insurance Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both New England Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  At both December 31, 2015 and 2014, the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements and the estimated fair value of the collateral pledged were not significant. At both December 31, 2015 and 2014, there was no incremental collateral that New England Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date.

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

               New England Life Insurance Company and Subsidiary

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                           December 31,
                                                                        -----------------
                                           Balance Sheet Location         2015     2014
                                       -------------------------------- -------- --------
                                                                          (In millions)
Net embedded derivatives within asset
  host contracts:
 Ceded guaranteed minimum benefits.... Premiums, reinsurance and other
                                         receivables................... $    486 $    424
Net embedded derivatives within
  liability host contracts:
 Direct guaranteed minimum benefits... Policyholder account balances... $     12 $    (10)

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                              ---------------------------
                                               2015       2014       2013
                                              ------- ------------- -----
                                                      (In millions)
      Net derivative gains (losses) (1), (2). $    55   $    168    $(235)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $2 million, $3 million and ($8) million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($5) million, ($13) million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(2)See Note 5 for discussion of affiliated net derivative gains (losses).

8. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

               New England Life Insurance Company and Subsidiary

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in

        Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

    Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

    Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

    The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                     December 31, 2015
                                                          ----------------------------------------
                                                            Fair Value Hierarchy
                                                          ------------------------
                                                                                   Total Estimated
                                                          Level 1 Level 2  Level 3   Fair Value
                                                          ------- -------- ------- ---------------
                                                                       (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.......................................... $    -- $    726 $    19    $    745
 Foreign corporate.......................................      --      250      54         304
 CMBS....................................................      --      143      --         143
 State and political subdivision.........................      --       85      --          85
 U.S. Treasury and agency................................      24       60      --          84
 ABS.....................................................      --       59      22          81
 RMBS....................................................      --       57      14          71
 Foreign government......................................      --       22      --          22
                                                          ------- -------- -------    --------
   Total fixed maturity securities.......................      24    1,402     109       1,535
                                                          ------- -------- -------    --------
Short-term investments...................................      --       37      --          37
Derivative assets: (1)
 Foreign currency exchange rate..........................      --       19      --          19
 Credit..................................................      --       --      --          --
                                                          ------- -------- -------    --------
   Total derivative assets...............................      --       19      --          19
                                                          ------- -------- -------    --------
Net embedded derivatives within asset host contracts (2).      --       --     486         486
Separate account assets (3)..............................      --    7,920      --       7,920
                                                          ------- -------- -------    --------
       Total assets...................................... $    24 $  9,378 $   595    $  9,997
                                                          ======= ======== =======    ========
Liabilities
Net embedded derivatives within liability host
  contracts (2).......................................... $    -- $     -- $    12    $     12

               New England Life Insurance Company and Subsidiary

                                                            December 31, 2014
                                                -----------------------------------------
                                                  Fair Value Hierarchy
                                                -------------------------
                                                                             Total Estimated
                                                Level 1  Level 2  Level 3      Fair Value
                                                ------- --------- -------    ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................ $    -- $     731 $    25       $     756
 Foreign corporate.............................      --       291      52             343
 CMBS..........................................      --       114      --             114
 State and political subdivision...............      --       105      --             105
 U.S. Treasury and agency......................      78        96      --             174
 ABS...........................................      --        25      12              37
 RMBS..........................................      --        80      16              96
 Foreign government............................      --        16      --              16
                                                ------- --------- -------       ---------
   Total fixed maturity securities.............      78     1,458     105           1,641
                                                ------- --------- -------       ---------
Short-term investments.........................      --        63      --              63
Derivative assets: (1)
 Foreign currency exchange rate................      --        12      --              12
 Credit........................................      --         1      --               1
                                                ------- --------- -------       ---------
   Total derivative assets.....................      --        13      --              13
                                                ------- --------- -------       ---------
Net embedded derivatives within asset host
  contracts (2)................................      --        --     424             424
Separate account assets (3)....................      --     8,829      --           8,829
                                                ------- --------- -------       ---------
       Total assets............................ $    78 $  10,363 $   529       $  10,970
                                                ======= ========= =======       =========
Liabilities
Net embedded derivatives within liability host
  contracts (2)................................ $    -- $      -- $  (10)       $    (10)

--------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

               New England Life Insurance Company and Subsidiary

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

  On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

  The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities.

  The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

               New England Life Insurance Company and Subsidiary

  Securities and Short-term Investments

  When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

               New England Life Insurance Company and Subsidiary

    The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                  Level 2                                 Level 3
                       Observable Inputs                      Unobservable Inputs
--------------------------------------------------------------------------------------------
Fixed Maturity Securities
--------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market approach.
             Key Inputs:                             Key Inputs:
             . quoted prices in markets that are     . illiquidity premium
                not active                           . delta spread adjustments to reflect
             . benchmark yields; spreads off            specific credit-related issues
                benchmark yields; new issuances;     . credit spreads
                issuer rating                        . quoted prices in markets that are
             . trades of identical or comparable        not active for identical or
                securities; duration                    similar securities that are less
             . Privately-placed securities are          liquid and based on lower levels
                valued using the additional key         of trading activity than
                inputs:                                 securities classified in Level 2
                . market yield curve; call           . independent non-binding broker
                   provisions                           quotations
                . observable prices and spreads
                   for similar public or private
                   securities that incorporate the
                   credit quality and industry
                   sector of the issuer
                . delta spread adjustments to
                   reflect specific credit-related
                   issues
--------------------------------------------------------------------------------------------
 State and political subdivision, U.S. Treasury and agency and Foreign government securities
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   . N/A
              market approach.
             Key Inputs:
             . quoted prices in markets that are
                not active
             . benchmark U.S. Treasury yield or
                other yields
             . the spread off the U.S. Treasury
                yield curve for the identical
                security
             . issuer ratings and issuer spreads;
                broker-dealer quotes
             . comparable securities that are
                actively traded
--------------------------------------------------------------------------------------------
 Structured securities comprised of CMBS, ABS and RMBS
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market and income approaches.
             Key Inputs:                             Key Inputs:
             . quoted prices in markets that are     . credit spreads
             not active                              . quoted prices in markets that are
             . spreads for actively traded              not active for identical or
                securities;                             similar securities that are less
             . spreads off benchmark yields             liquid and based on lower levels
                expected prepayment speeds and          of trading activity than
                volumes                                 securities classified in Level 2
             . current and forecasted loss           . independent non-binding broker
                severity; ratings; geographic           quotations
                region
             . weighted average coupon and
                weighted average maturity
             . average delinquency rates;
                debt-service coverage ratios
             . issuance-specific information,
                including, but not limited to:
                . collateral type; structure of
                   the security; vintage of the
                   loans
                . payment terms of the underlying
                   assets
                . payment priority within the
                   tranche: deal performance
--------------------------------------------------------------------------------------------
 Short-term investments
--------------------------------------------------------------------------------------------
             . Short-term investments are of a       . N/A
                similar nature and class to the
                fixed maturity securities
                described above; accordingly, the
                valuation techniques and
                observable inputs used in their
                valuation are also similar to
                those described above.
--------------------------------------------------------------------------------------------
 Separate Account Assets (1)
--------------------------------------------------------------------------------------------
             Key Input:                              . N/A
             . quoted prices or reported NAV
                provided by the fund managers

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets which include mutual funds and hedge funds.

               New England Life Insurance Company and Subsidiary

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

               New England Life Insurance Company and Subsidiary

  Freestanding Derivatives Valuation Techniques and Key Inputs

     Level 2 includes all types of derivatives utilized by the Company.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

---------------------------------------------------------------------------------
                                Foreign Currency Exchange
         Instrument                        Rate                    Credit
---------------------------------------------------------------------------------
Inputs common to Level 2 by    .  swap yield curve           .  swap yield curve
  instrument type              .  basis curves               .  credit curves
                               .  currency spot rates        .  recovery rates
                               .  cross currency basis
                                  curves
---------------------------------------------------------------------------------

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

               New England Life Insurance Company and Subsidiary

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Techniques and Key Inputs:

     Direct guaranteed minimum benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance ceded on certain guaranteed minimum benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct guaranteed minimum benefits" and also include counterparty credit spreads.

               New England Life Insurance Company and Subsidiary

  Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2015 and 2014.

   Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

   The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                         December 31, 2015
                                                                                     --------------------------





                                                                                                       Weighted
                               Valuation Techniques Significant Unobservable Inputs      Range        Average (1)
                               -------------------- -------------------------------  -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)     (20) -     70       28
                               . Market pricing     . Quoted prices (5)                 94  -    100       96
                               -----------------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)                 83  -     95       92
                               . Consensus pricing  . Offered quotes (5)                --  -     --       --
                               -----------------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)                100  -    101      100
                               . Consensus pricing  . Offered quotes (5)               105  -    105      105
                               -----------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                       0% -   0.09%
                                                       Ages 41 - 60                   0.04% -   0.65%
                                                       Ages 61 - 115                  0.26% -    100%
                                                    . Lapse rates:
                                                       Durations 1 - 10               0.25% -    100%
                                                       Durations 11 - 20                 3% -    100%
                                                       Durations 21 - 116                3% -    100%
                                                    . Utilization rates                  0% -     25%
                                                    . Withdrawal rates                0.25% -     10%
                                                    . Long-term equity
                                                      volatilities                   17.40% -     25%
                                                    . Nonperformance risk spread      0.04% -   0.52%
                               -----------------------------------------------------------------------------------

                                                                                         December 31, 2014
                                                                                     --------------------------





                                                                                                       Weighted
                               Valuation Techniques Significant Unobservable Inputs      Range        Average (1)
                               -------------------- -------------------------------  -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)     (25) -     70       19
                               . Market pricing     . Quoted prices (5)                 18  -    101       98
                               -----------------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)                 --  -     --       --
                               . Consensus pricing  . Offered quotes (5)                91  -     95       92
                               -----------------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)                100  -    102      101
                               . Consensus pricing  . Offered quotes (5)               100  -    106      101
                               -----------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                       0% -   0.10%
                                                       Ages 41 - 60                   0.04% -   0.65%
                                                       Ages 61 - 115                  0.26% -    100%
                                                    . Lapse rates:
                                                       Durations 1 - 10               0.50% -    100%
                                                       Durations 11 - 20                 3% -    100%
                                                       Durations 21 - 116                3% -    100%
                                                    . Utilization rates                 20% -     50%
                                                    . Withdrawal rates                0.07% -     10%
                                                    . Long-term equity
                                                      volatilities                   17.40% -     25%
                                                    . Nonperformance risk spread      0.03% -   0.46%
                               -----------------------------------------------------------------------------------





                                                                                        Impact of
                                                                                     Increase in Input
                                                                                       on Estimated
                               Valuation Techniques Significant Unobservable Inputs   Fair Value (2)
                               -------------------- -------------------------------  -----------------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)      Decrease
                               . Market pricing     . Quoted prices (5)                 Increase
                               ------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)               Increase (6)
                               . Consensus pricing  . Offered quotes (5)              Increase (6)
                               ------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)               Increase (6)
                               . Consensus pricing  . Offered quotes (5)              Increase (6)
                               ------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                    Decrease (7)
                                                       Ages 41 - 60                   Decrease (7)
                                                       Ages 61 - 115                  Decrease (7)
                                                    . Lapse rates:
                                                       Durations 1 - 10               Decrease (8)
                                                       Durations 11 - 20              Decrease (8)
                                                       Durations 21 - 116             Decrease (8)
                                                    . Utilization rates               Increase (9)
                                                    . Withdrawal rates                    (10)
                                                    . Long-term equity
                                                      volatilities                    Increase (11)
                                                    . Nonperformance risk spread      Decrease (12)
                               ------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

               New England Life Insurance Company and Subsidiary

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

               New England Life Insurance Company and Subsidiary

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

               New England Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                             ----------------------------------------------------------------------
                                                              Fixed Maturity Securities
                                                             -------------------------------------
                                                             Corporate (1)      Structured (2)      Net Embedded Derivatives (3)
                                                             -------------      --------------      ----------------------------
                                                                                   (In millions)
Balance, January 1, 2014....................................   $      76          $      45                  $      261
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................          (1)                --                         168
Total realized/unrealized gains (losses) included in AOCI...          --                 --                          --
Purchases (6)...............................................          19                 16                          --
Sales (6)...................................................          (1)               (18)                         --
Issuances (6)...............................................          --                 --                          --
Settlements (6).............................................          --                 --                           5
Transfers into Level 3 (7)..................................           1                  1                          --
Transfers out of Level 3 (7)................................         (17)               (16)                         --
                                                               ---------          ---------                  ----------
Balance, December 31, 2014..................................          77                 28                         434
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................          --                  1                          55
Total realized/unrealized gains (losses) included in AOCI...          (3)                --                          --
Purchases (6)...............................................          --                 11                          --
Sales (6)...................................................          (1)                (3)                         --
Issuances (6)...............................................          --                 --                          --
Settlements (6).............................................          --                 --                         (15)
Transfers into Level 3 (7)..................................           4                 --                          --
Transfers out of Level 3 (7)................................          (4)                (1)                         --
                                                               ---------          ---------                  ----------
Balance, December 31, 2015..................................   $      73          $      36                  $      474
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2013 (8)......................................   $      --          $      --                  $     (229)
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2014 (8)......................................   $      (1)         $      --                  $      174
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2015 (8)......................................   $      --          $      --                  $       63
                                                               =========          =========                  ==========
Gains (Losses) Data for the year ended December 31, 2013
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................   $      --          $      --                  $     (235)
Total realized/unrealized gains (losses) included in AOCI...   $      --          $      (1)                 $       --

--------

(1)Comprised of U.S. and foreign corporate securities.

(2)Comprised of CMBS, ABS and RMBS.

(3)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated

               New England Life Insurance Company and Subsidiary with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (losses) for net embedded derivatives are reported in net derivatives gains (losses).

(5)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(6)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                               December 31, 2015
                                  --------------------------------------------
                                             Fair Value Hierarchy
                                           ------------------------
                                                                      Total
                                  Carrying                          Estimated
                                   Value   Level 1 Level 2 Level 3  Fair Value
                                  -------- ------- ------- -------- ----------
                                                 (In millions)
 Assets
 Mortgage loans.................. $    121 $    -- $    -- $    126 $      126
 Policy loans.................... $    427 $    -- $    33 $    555 $      588
 Premiums, reinsurance and other
   receivables................... $    398 $    -- $    -- $    427 $      427
 Liabilities
 Policyholder account balances... $    158 $    -- $    -- $    167 $      167
 Other liabilities............... $     46 $    -- $    -- $     46 $       46
 Separate account liabilities.... $      8 $    -- $     8 $     -- $        8

               New England Life Insurance Company and Subsidiary

                                                          December 31, 2014
                                             --------------------------------------------
                                                        Fair Value Hierarchy
                                                      ------------------------
                                                                                 Total
                                             Carrying                          Estimated
                                              Value   Level 1 Level 2 Level 3  Fair Value
                                             -------- ------- ------- -------- ----------
                                                            (In millions)
Assets
Mortgage loans.............................. $    132 $    -- $    -- $    140 $      140
Policy loans................................ $    422 $    -- $    28 $    576 $      604
Premiums, reinsurance and other receivables. $    389 $    -- $    -- $    418 $      418
Liabilities
Policyholder account balances............... $    142 $    -- $    -- $    150 $      150
Other liabilities........................... $     97 $    -- $    51 $     46 $       97
Separate account liabilities................ $      3 $    -- $     3 $     -- $        3

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are comprised of certain amounts recoverable under reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

               New England Life Insurance Company and Subsidiary

 Policyholder Account Balances

   These policyholder account balances include investment contracts which primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

   Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

9. Equity

Statutory Equity and Income

  The state of domicile of NELICO imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for NELICO was in excess of 1,600% for all periods presented.

  NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Massachusetts State Division of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting

               New England Life Insurance Company and Subsidiary principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The tables below present amounts from NELICO, which are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                      -----------------------------------
Company                             State of Domicile    2015        2014        2013
----------------------------------- ----------------- ----------- ----------- -----------
                                                                 (In millions)
New England Life Insurance Company.   Massachusetts   $       157 $       303 $       103

  Statutory capital and surplus was as follows at:

                                                   December 31,
                                              -----------------------
          Company                                2015        2014
          ----------------------------------- ----------- -----------
                                                   (In millions)
          New England Life Insurance Company. $       632 $       675

Dividend Restrictions

  The table below sets forth the dividends permitted to be paid by NELICO without insurance regulatory approval and dividends paid:

                                          2016           2015          2014
                                    ----------------- ----------- -----------
                                    Permitted Without
Company                               Approval (1)     Paid (2)      Paid (2)
----------------------------------- ----------------- ----------- -----------
                                                    (In millions)
New England Life Insurance Company.    $       156    $       199 $       227 (3)

--------

(1)Reflects dividend amounts that may be paid during 2016 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2016, some or all of such dividends may require regulatory approval.

               New England Life Insurance Company and Subsidiary

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, NELICO distributed shares of its former subsidiary, NES, to MLIC as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis and also paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

               New England Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                        Unrealized                        Defined
                                                     Investment Gains   Unrealized Gains  Benefit
                                                     (Losses), Net of     (Losses) on      Plans
                                                    Related Offsets (1)   Derivatives    Adjustment   Total
                                                    ------------------- ---------------- ---------- ---------
                                                                          (In millions)
Balance at December 31, 2012.......................     $       104       $        --    $     (48) $      56
OCI before reclassifications.......................            (110)                1           46        (63)
Deferred income tax benefit (expense)..............              39                --          (16)        23
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              33                 1          (18)        16
Amounts reclassified from AOCI.....................             (11)               --           (6)       (17)
Deferred income tax benefit (expense)..............               3                --            2          5
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................              (8)               --           (4)       (12)
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2013.......................              25                 1          (22)         4
OCI before reclassifications.......................              66                 9            6         81
Deferred income tax benefit (expense)..............             (23)               (3)          (2)       (28)
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              68                 7          (18)        57
Amounts reclassified from AOCI.....................               5                --            5         10
Deferred income tax benefit (expense)..............              (2)               --           (2)        (4)
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................               3                --            3          6
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2014.......................              71                 7          (15)        63
OCI before reclassifications.......................             (72)                6          (10)       (76)
Deferred income tax benefit (expense)..............              24                (2)           4         26
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              23                11          (21)        13
Amounts reclassified from AOCI.....................              (1)               --            4          3
Deferred income tax benefit (expense)..............               1                --           (1)        --
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................              --                --            3          3
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2015.......................     $        23       $        11    $     (18) $      16
                                                        ===========       ===========    =========  =========

--------

(1)See Note 6 for information on offsets to investments related to DAC and DSI.

               New England Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                   Consolidated Statement of Operations
                                                                                     and Comprehensive Income (Loss)
AOCI Components                                  Amounts Reclassified from AOCI                 Locations
--------------------------------------------  -----------------------------------  ------------------------------------
                                                    Years Ended December 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ---------  ------------- ----------
                                                         (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................. $       1  $         (5) $       10     Net investment gains (losses)
  Net unrealized investment gains
   (losses)..................................         1            --           1     Net investment income
  Net unrealized investment gains
   (losses)..................................        (1)           --          --     Net derivative gains (losses)
                                              ---------  ------------  ----------
  Net unrealized investment gains (losses),
   before income tax.........................         1            (5)         11
  Income tax (expense) benefit...............        (1)            2          (3)
                                              ---------  ------------  ----------
  Net unrealized investment gains (losses),
   net of income tax......................... $      --  $         (3) $        8
                                              =========  ============  ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).................................. $      (2) $         (1) $        2
  Amortization of prior service (costs)
   credit....................................        (2)           (4)          4
                                              ---------  ------------  ----------
    Amortization of defined benefit plan
     items, before income tax................        (4)           (5)          6
    Income tax (expense) benefit.............         1             2          (2)
                                              ---------  ------------  ----------
    Amortization of defined benefit plan
     items, net of income tax................ $      (3) $         (3) $        4
                                              =========  ============  ==========
Total reclassifications, net of income tax... $      (3) $         (6) $       12
                                              =========  ============  ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 11.

               New England Life Insurance Company and Subsidiary

10. Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                          ---------------------------
                                                            2015     2014      2013
                                                          -------  --------  --------
                                                                 (In millions)
Compensation............................................. $    10  $     11  $     24
Pension, postretirement and postemployment benefit costs.      10        27        19
Commissions (1)..........................................      (7)      170       178
Volume-related costs.....................................       5         1        --
Affiliated interest costs on ceded reinsurance...........       2         2         2
Capitalization of DAC....................................      --       (20)       (6)
Amortization of DAC......................................      54        89       (24)
Premium taxes, licenses and fees.........................       5         8         8
Professional services....................................       1         2         3
Other....................................................      15        53        46
                                                          -------  --------  --------
 Total other expenses.................................... $    95  $    343  $    250
                                                          =======  ========  ========

--------

(1)See Note 2 for information on the disposition of NES.

Capitalization and Amortization of DAC

  See Note 4 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions and volume-related costs include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

11. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in

               New England Life Insurance Company and Subsidiary accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $4 million, $2 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the Company's share of net other postretirement expense was less than $1 million for both the years ended December 31, 2015 and 2014 and less than ($1) million for the year ended December 31, 2013. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of operations.

  In addition, the Company sponsors a qualified and a nonqualified defined benefit pension plan, as well as other postretirement benefit plans. The obligations and related net periodic benefit expense associated with these plans are included in the consolidated financial statements and the additional disclosures below. Effective December 31, 2014, the Company sponsored pension and other postretirement plans were amended to eliminate benefit accruals prospectively. A limited group of active participants continue to have the opportunity to earn eligibility requirements to receive certain benefits in certain pension and other postretirement plans with continuing active service.

               New England Life Insurance Company and Subsidiary

 Obligations and Funded Status

                                                                            December 31,
                                                       ------------------------------------------------------
                                                                  2015                        2014
                                                       --------------------------  --------------------------
                                                                        Other                       Other
                                                         Pension    Postretirement   Pension    Postretirement
                                                       Benefits (1)    Benefits    Benefits (1)    Benefits
                                                       ------------ -------------- ------------ --------------
                                                                            (In millions)
Change in benefit obligations
Benefit obligations at January 1,.....................    $  223        $   30        $  193        $   32
 Service costs........................................        --            --             4             1
 Interest costs.......................................         9             1             9             1
 Plan participants' contributions.....................        --             2            --             2
 Net actuarial (gains) losses.........................       (10)            2            39             5
 Change in benefits and other.........................        --             2           (13)           (7)
 Benefits paid........................................        (9)           (5)           (9)           (4)
                                                          ------        ------        ------        ------
Benefit obligations at December 31,...................       213            32           223            30
                                                          ------        ------        ------        ------
Change in plan assets
Estimated fair value of plan assets at January 1,.....       154            --           133            --
 Actual return on plan assets.........................        (5)           --            22            --
 Plan participants' contributions.....................        --             2            --             2
 Employer contributions...............................         8             3             8             2
 Benefits paid........................................        (9)           (5)           (9)           (4)
                                                          ------        ------        ------        ------
Estimated fair value of plan assets at December 31,...       148            --           154            --
                                                          ------        ------        ------        ------
 Over (under) funded status at December 31,...........    $  (65)       $  (32)       $  (69)       $  (30)
                                                          ======        ======        ======        ======
Amounts recognized on the consolidated balance sheets
 Other liabilities....................................    $  (65)       $  (32)       $  (69)       $  (30)
                                                          ======        ======        ======        ======
AOCI
 Net actuarial (gains) losses.........................    $   27        $   (2)       $   24        $   (4)
 Prior service costs (credit).........................        --             3            --             2
                                                          ------        ------        ------        ------
   AOCI, before income tax............................    $   27        $    1        $   24        $   (2)
                                                          ======        ======        ======        ======
Accumulated benefit obligation........................    $  213           N/A        $  223           N/A
                                                          ======                      ======

--------

(1)Includes nonqualified unfunded plans, for which the aggregate PBO was $63 million and $65 million at December 31, 2015 and 2014, respectively.

               New England Life Insurance Company and Subsidiary

   Information for pension plans with accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2015       2014
                                                ---------- ----------
                                                    (In millions)
           Projected benefit obligations....... $      213 $      223
           Accumulated benefit obligations..... $      213 $      223
           Estimated fair value of plan assets. $      148 $      154

   The PBO exceeded assets for all pension plans at both December 31, 2015 and 2014.

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                 Years Ended December 31,
                                          ----------------------------------------------------------------------
                                                   2015                    2014                    2013
                                          ----------------------  ----------------------  ----------------------
                                                       Other                   Other                   Other
                                          Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                          Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                          -------- -------------- -------- -------------- -------- --------------
                                                                       (In millions)
Net periodic benefit costs
 Service costs...........................  $   --     $     --    $     4     $      1     $    5    $        1
 Interest costs..........................       9            1          9            1          9             1
 Settlement and curtailment costs (1)....      --           --         14            2         --            --
 Expected return on plan assets..........      (9)          --         (7)          --         (7)           --
 Amortization of net actuarial (gains)
   losses................................       2           --          1           --          2            --
 Amortization of prior service costs
   (credit)..............................      --            2          1            3          2             2
                                           ------     --------    -------     --------     ------    ----------
   Total net periodic benefit costs
     (credit)............................       2            3         22            7         11             4
                                           ------     --------    -------     --------     ------    ----------
Other changes in plan assets and benefit
  obligations recognized in OCI
 Net actuarial (gains) losses............       5            2         12            1        (24)          (10)
 Prior service costs (credit)............      --            3        (16)          (3)        --            --
 Amortization of net actuarial (gains)
   losses................................      (2)          --         (1)          --         (2)           --
 Amortization of prior service (costs)
   credit................................      --           (2)        (1)          (3)        (2)           (2)
                                           ------     --------    -------     --------     ------    ----------
   Total recognized in OCI...............       3            3         (6)          (5)       (28)          (12)
                                           ------     --------    -------     --------     ------    ----------
     Total recognized in net periodic
       benefit costs and OCI.............  $    5     $      6    $    16     $      2     $  (17)   $       (8)
                                           ======     ========    =======     ========     ======    ==========

--------

(1)The Company sponsored pension and other postretirement plans were amended effective December 31, 2014. See Note 15 for information on a subsequent transaction which will result in a curtailment charge.

               New England Life Insurance Company and Subsidiary

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $2 million and $0, and less than ($1) million and $1 million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                  Pension Benefits  Other Postretirement Benefits
                                ------------------  -----------------------------
December 31, 2015
Weighted average discount rate.       4.50%                    4.60%
Rate of compensation increase..        N/A                      N/A
December 31, 2014
Weighted average discount rate.       4.10%                    4.10%
Rate of compensation increase..   4.50% - 5.00%                 N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits Other Postretirement Benefits
                                                         -------------------- -----------------------------
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                     4.10%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................         N/A                       N/A
Year Ended December 31, 2014
Weighted average discount rate.......................... 5.15% and 4.45% (1)              5.15%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................    4.50% - 5.00%                  N/A
Year Ended December 31, 2013
Weighted average discount rate..........................        4.20%                     4.20%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................    4.50% - 5.00%                  N/A

--------

(1)As a result of the Company sponsored pension plan amendments, a discount rate of 5.15% was used for the period January 1, 2014 through July 31, 2014, and a discount rate of 4.45% was used for the period August 1, 2014 through December 31, 2014.

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

               New England Life Insurance Company and Subsidiary

   The expected rate of return on plan assets for use in that plan's valuation in 2016 is currently anticipated to be 5.75% for pension benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                        December 31,
                                                            --------------------------------
                                                                  2015               2014
                                                            ----------------- --------------
                                                            Before Age 65 and Before Age 65 and
                                                            Age 65   older    Age 65   older
                                                            ------ ---------- ------ ----------
Following year.............................................  6.4%    34.9%     5.7%      19.7%
Ultimate rate to which cost increase is assumed to decline.  4.2%    5.9%      4.5%      14.2%
Year in which the ultimate trend rate is reached...........  2093    2020      2083     2017 (1)

--------

(1)The rate is no longer applied after this date as projected employer costs will have reached the plan cap.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components and APBO by less than $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components and APBO by less than $1 million.

   As of December 31, 2014, the improved mortality rate assumption used for all pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife, Inc.'s demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

 Plan Assets

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by MLIC and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, and derivatives.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines

               New England Life Insurance Company and Subsidiary established for each insurance separate account. The assets of the qualified pension plan (the "Invested Plan") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

   The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2015 for the Invested Plans:

                                                December 31,
                                        ---------------------------
                                              2015           2014
                                        ----------------  ----------
                                                 Actual     Actual
                                        Target Allocation Allocation
                                        ------ ---------- ----------
            Asset Class
            Fixed maturity securities..   80%      77%        79%
            Equity securities..........   10%      22%        18%
            Alternative securities (1).   10%       1%         3%
                                                  ---        ---
             Total assets..............           100%       100%
                                                  ===        ===

--------

(1)Alternative securities primarily include short-term investments.

               New England Life Insurance Company and Subsidiary

 Estimated Fair Value

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 8, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The pension plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2015
                                         ---------------------------------
                                          Fair Value Hierarchy
                                         -----------------------
                                                                   Total
                                                                 Estimated
                                                                   Fair
                                         Level 1 Level 2 Level 3   Value
                                         ------- ------- ------- ---------
                                                   (In millions)
     Assets
     Fixed maturity securities:
      Corporate......................... $    -- $    47 $    1  $     48
      U.S. government bonds.............      33       6     --        39
      Foreign bonds.....................      --      12     --        12
      Federal agencies..................      --       6     --         6
      Municipals........................      --       4     --         4
      Other (1).........................      --       5     --         5
                                         ------- ------- ------  --------
        Total fixed maturity securities.      33      80      1       114
                                         ------- ------- ------  --------
     Equity securities:
      Common stock--domestic............      18      --     --        18
      Common stock--foreign.............      14      --     --        14
                                         ------- ------- ------  --------
        Total equity securities.........      32      --     --        32
                                         ------- ------- ------  --------
     Short-term investments.............      --       2     --         2
                                         ------- ------- ------  --------
          Total assets.................. $    65 $    82 $    1  $    148
                                         ======= ======= ======  ========

               New England Life Insurance Company and Subsidiary

                                                 December 31, 2014
                                         ---------------------------------
                                          Fair Value Hierarchy
                                         -----------------------
                                                                   Total
                                                                 Estimated
                                                                   Fair
                                         Level 1 Level 2 Level 3   Value
                                         ------- ------- ------- ---------
                                                  ( In millions)
     Assets
     Fixed maturity securities:
      Corporate......................... $    -- $    49 $    1  $      50
      U.S. government bonds.............      32       7     --         39
      Foreign bonds.....................      --      15     --         15
      Federal agencies..................      --       8     --          8
      Municipals........................      --       3     --          3
      Other (1).........................      --       7     --          7
                                         ------- ------- ------  ---------
        Total fixed maturity securities.      32      89      1        122
                                         ------- ------- ------  ---------
     Equity securities:
      Common stock--domestic............      27      --     --         27
      Common stock--foreign.............       1      --     --          1
                                         ------- ------- ------  ---------
        Total equity securities.........      28      --     --         28
                                         ------- ------- ------  ---------
     Short-term investments.............       2       2     --          4
                                         ------- ------- ------  ---------
          Total assets.................. $    62 $    91 $    1  $     154
                                         ======= ======= ======  =========

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations.

   For each of the years ended December 31, 2015, 2014 and 2013, the changes to pension plan assets invested in corporate fixed maturity securities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2016. The Company expects to make discretionary contributions to the qualified pension plan of $2 million in 2016. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $3 million to fund the benefit payments in 2016.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $2 million towards benefit obligations in 2016, to pay postretirement medical claims.

               New England Life Insurance Company and Subsidiary

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits Other Postretirement Benefits
                      ---------------- -----------------------------
                                      (In millions)
           2016......    $       9          $                 3
           2017......    $       9          $                 3
           2018......    $      10          $                 3
           2019......    $      10          $                 3
           2020......    $      11          $                 3
           2021-2025.    $      66          $                12

 Additional Information

   As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by MLIC. Total revenues from these contracts recognized on the consolidated statements of operations were less than $1 million for each of the years ended December 31, 2015, 2014 and 2013, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($5) million, $22 million and ($2) million for the years ended December 31, 2015, 2014 and 2013, respectively. The terms of these contracts are consistent in all material respects with those that MLIC offers to unaffiliated parties that are similarly situated.

 Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company made no contributions for the year ended December 31, 2015, and contributed less than $1 million for both the years ended December 31, 2014 and 2013. Effective December 31, 2014, the defined contribution plans were merged into the MetLife Savings & Investment Plan sponsored by MLIC.

12. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                    ----------------------
                                                     2015     2014    2013
                                                    -------  ------- ------
                                                         (In millions)
     Current:
      Federal...................................... $    50  $    74 $   62
     Deferred:
      Federal......................................       9       23    (53)
                                                    -------  ------- ------
        Provision for income tax expense (benefit). $    59  $    97 $    9
                                                    =======  ======= ======

               New England Life Insurance Company and Subsidiary

    The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                  --------------------------
                                                    2015     2014     2013
                                                  -------  -------  --------
                                                         (In millions)
   Tax provision at U.S. statutory rate.......... $    72  $   116  $     18
   Tax effect of:
    Prior year tax...............................       1       (4)       13
    Tax credits..................................      (1)      (1)       (1)
    Tax-exempt income............................      (1)      (1)       --
    Dividends received deduction.................     (12)     (13)      (11)
    Change in valuation allowance................      --       --       (10)
                                                  -------  -------  --------
      Provision for income tax expense (benefit). $    59  $    97  $      9
                                                  =======  =======  ========

    Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                        ----------------
                                                          2015     2014
                                                        -------  -------
                                                          (In millions)
      Deferred income tax assets:
       Policyholder liabilities and receivables........ $    18  $    93
       Employee benefits...............................      53       15
       Tax credit carryforwards........................      12        5
       Other...........................................      10       --
                                                        -------  -------
         Total deferred income tax assets..............      93      113
                                                        -------  -------
      Deferred income tax liabilities:
       DAC.............................................     188      200
       Net unrealized investment gains.................      19       42
       Investments, including derivatives..............      12       12
       Other...........................................      --        1
                                                        -------  -------
         Total deferred income tax liabilities.........     219      255
                                                        -------  -------
           Net deferred income tax asset (liability)... $  (126) $  (142)
                                                        =======  =======

   Tax credit carryforwards of $12 million at December 31, 2015 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included $15 million, $13 million and ($2) million for the years ended December 31, 2015, 2014 and 2013, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years

               New England Life Insurance Company and Subsidiary under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2003 through 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2003 through 2006 is not expected to have a material impact on the Company's consolidated financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ------------------------
                                                                           2015     2014    2013
                                                                          ------- -------  -------
                                                                               (In millions)
Balance at January 1,.................................................... $    21 $    22  $    18
Additions for tax positions of prior years...............................      --       1        4
Reductions for tax positions of prior years..............................      --      (2)      --
                                                                          ------- -------  -------
Balance at December 31,.................................................. $    21 $    21  $    22
                                                                          ======= =======  =======
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    20 $    20  $    22
                                                                          ======= =======  =======

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                    Years Ended December 31,
                                                                  -----------------------------
                                                                    2015       2014      2013
                                                                  --------- -------    --------
                                                                          (In millions)
Interest recognized on the consolidated statements of operations. $      -- $      (1) $      5

                                                                             December 31,
                                                                           -----------------
                                                                             2015     2014
                                                                           -------- --------
                                                                             (In millions)
Interest included in other liabilities on the consolidated balance sheets. $      5 $      5

   The Company had no penalties for each of the years ended December 31, 2015, 2014 and 2013.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using

               New England Life Insurance Company and Subsidiary the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015 and 2014, the Company recognized an income tax benefit of $12 million and $15 million, respectively, related to the separate account DRD. The 2015 benefit included a benefit of $1 million related to a true-up of the 2014 tax return.

13. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Litigation

    On November 21, 2012, the West Virginia Treasurer filed an action against NELICO in West Virginia state court (West Virginia ex rel. John D. Perdue v. New England Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-376), alleging that NELICO violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On June 16, 2015, the West Virginia Supreme Court of Appeals reversed the Circuit Court's order that had granted the Company's motion to dismiss the action and remanded the action to the Circuit Court for further proceedings. The Company intends to defend this action vigorously.

  Diversified Lending Group

    The Company has been named in fourteen related lawsuits currently pending in California state court in connection with losses that plaintiffs suffered as a result of their investments in Diversified Lending Group. Six of the matters have settled and eight of the cases are still pending. The Company intends to defend these actions vigorously.

  Sales Practices Claims and Regulatory Matters

    The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

               New England Life Insurance Company and Subsidiary

  Summary

    Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At both December 31, 2015 and 2014, the Company held a liability of $1 million. At December 31, 2015 and 2014, the Company held the related assets for premium tax offsets of less than $1 million and $1 million, respectively, for future discounted and undiscounted assessments with respect to impaired, insolvent or failed insurers. At both December 31, 2015 and 2014, the Company held an asset of $1 million for premium tax offsets currently available for paid assessments.

 Commitments to Fund Partnership Investments and Private Corporate Bond Investments

   The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1 million and $2 million at December 31, 2015 and 2014, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

               New England Life Insurance Company and Subsidiary provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is less than $1 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2015 and 2014.

14. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $39 million, $43 million and $60 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $25 million, $26 million and $27 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $17 million, $48 million and $43 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $0, $117 million and $163 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates, related to the items discussed above, of $21 million and $49 million at December 31, 2015 and 2014, respectively.

  See Note 2 for information on the disposition of NES.

               New England Life Insurance Company and Subsidiary

  See Notes 5 and 6 for additional information on related party transactions.

15. Subsequent Events

  The Company has evaluated events subsequent to December 31, 2015, through April 12, 2016, which is the date these consolidated financial statements were available to be issued.

Sales Distribution Services

  On February 28, 2016, MetLife, Inc. entered into a purchase agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual will acquire MetLife's U.S. Retail advisor force, the MetLife Premier Client Group, together with its affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc., and certain related assets. As part of the transaction, MetLife, Inc. and MassMutual have also agreed to enter into a product development agreement under which MetLife's U.S. Retail business will be the exclusive developer of certain annuity products to be issued by MassMutual. The transaction is subject to certain closing conditions, including regulatory approval. Also, the transaction will result in a curtailment charge for certain pension and postretirement benefit plans. The curtailment charge is estimated to be $14 million ($9 million, net of income tax) and will be recognized in 2016.

The Separation

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its U.S. Retail business (the "Separation"). MetLife is currently evaluating structural alternatives for the proposed Separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the SEC filing and review process, as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions.

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

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2015 and 2014 and for the Years Ended December 31, 2015, 2014
  and 2013:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  48
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  59
     Note 9 -- Derivatives...........................................................................  84
     Note 10 -- Fair Value...........................................................................  98
     Note 11 -- Goodwill............................................................................. 119
     Note 12 -- Long-term and Short-term Debt........................................................ 121
     Note 13 -- Equity............................................................................... 124
     Note 14 -- Other Expenses....................................................................... 131
     Note 15 -- Employee Benefit Plans............................................................... 132
     Note 16 -- Income Tax........................................................................... 142
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 146
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 156
     Note 19 -- Related Party Transactions........................................................... 157
     Note 20 -- Subsequent Events.................................................................... 157
Financial Statement Schedules at December 31, 2015 and 2014 and for the Years Ended December 31,
  2015, 2014 and 2013:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 159
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 160
 Schedule IV -- Consolidated Reinsurance............................................................. 162

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2015. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 24, 2016

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2015 and 2014

                (In millions, except share and per share data)

                                                                 2015        2014
                                                              ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated
   fair value (amortized cost: $168,361 and $173,604,
   respectively; includes $103 and $160, respectively,
   relating to variable interest entities)................... $   175,686 $   188,911
 Equity securities available-for-sale, at estimated fair
   value (cost: $1,985 and $1,926, respectively).............       1,949       2,065
 Trading and fair value option securities, at estimated
   fair value (includes $404 and $654, respectively, of
   actively traded securities; and $13 and $15,
   respectively, relating to variable interest entities).....         431         705
 Mortgage loans (net of valuation allowances of $257 and
   $258, respectively; includes $314 and $308,
   respectively, under the fair value option)................      53,722      49,059
 Policy loans................................................       8,134       8,491
 Real estate and real estate joint ventures (includes $0
   and $8, respectively, relating to variable interest
   entities; includes $42 and $78, respectively, of real
   estate held-for-sale).....................................       6,008       7,874
 Other limited partnership interests (includes $27 and $34,
   respectively, relating to variable interest entities).....       4,088       4,926
 Short-term investments, principally at estimated
    fair value...............................................       5,595       4,474
 Other invested assets (includes $43 and $56, respectively,
   relating to variable interest entities)...................      16,869      14,209
                                                              ----------- -----------
   Total investments.........................................     272,482     280,714
Cash and cash equivalents, principally at estimated fair
 value (includes $1 and $2, respectively, relating to
 variable interest entities).................................       4,651       1,993
Accrued investment income (includes $1 and $3,
 respectively, relating to variable interest entities).......       2,250       2,293
Premiums, reinsurance and other receivables (includes $2
 and $2, respectively, relating to variable interest
 entities)...................................................      23,722      23,439
Deferred policy acquisition costs and value of business
 acquired....................................................       6,043       5,975
Current income tax recoverable...............................          36          --
Other assets (includes $3 and $4, respectively, relating to
 variable interest entities).................................       4,397       4,469
Separate account assets......................................     135,939     139,335
                                                              ----------- -----------
    Total assets............................................. $   449,520 $   458,218
                                                              =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits....................................... $   118,914 $   117,402
Policyholder account balances................................      94,420      95,902
Other policy-related balances................................       7,201       5,840
Policyholder dividends payable...............................         624         615
Policyholder dividend obligation.............................       1,783       3,155
Payables for collateral under securities loaned and other
 transactions................................................      21,937      24,167
Short-term debt..............................................         100         100
Long-term debt (includes $61 and $91, respectively, at
 estimated fair value, relating to variable interest
 entities)...................................................       1,715       2,027
Current income tax payable...................................          --          44
Deferred income tax liability................................       2,888       3,835
Other liabilities (includes $2 and $17, respectively,
 relating to variable interest entities).....................      32,755      33,447
Separate account liabilities.................................     135,939     139,335
                                                              ----------- -----------
    Total liabilities........................................     418,276     425,869
                                                              ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000
   shares authorized; 494,466,664 shares issued and
   outstanding...............................................           5           5
 Additional paid-in capital..................................      14,444      14,448
 Retained earnings...........................................      13,738      12,470
 Accumulated other comprehensive income (loss)...............       2,685       5,034
                                                              ----------- -----------
   Total Metropolitan Life Insurance Company stockholder's
    equity...................................................      30,872      31,957
Noncontrolling interests.....................................         372         392
                                                              ----------- -----------
    Total equity.............................................      31,244      32,349
                                                              ----------- -----------
    Total liabilities and equity............................. $   449,520 $   458,218
                                                              =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                     2015        2014        2013
                                                                  ----------  ----------  ----------
Revenues
Premiums......................................................... $   21,934  $   21,384  $   20,475
Universal life and investment-type product policy fees...........      2,584       2,466       2,363
Net investment income............................................     11,577      11,893      11,785
Other revenues...................................................      1,536       1,808       1,699
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
    securities....................................................       (49)        (16)        (81)
  Other-than-temporary impairments on fixed maturity securities
    transferred to other comprehensive income (loss)..............        (5)        (10)        (47)
 Other net investment gains (losses).............................        313         169         176
                                                                  ----------  ----------  ----------
   Total net investment gains (losses)...........................        259         143          48
 Net derivative gains (losses)...................................        881       1,037      (1,070)
                                                                  ----------  ----------  ----------
     Total revenues..............................................     38,771      38,731      35,300
                                                                  ----------  ----------  ----------
Expenses
Policyholder benefits and claims.................................     24,527      23,855      23,032
Interest credited to policyholder account balances...............      2,183       2,174       2,253
Policyholder dividends...........................................      1,264       1,240       1,205
Other expenses...................................................      6,258       6,071       5,988
                                                                  ----------  ----------  ----------
     Total expenses..............................................     34,232      33,340      32,478
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      4,539       5,391       2,822
Provision for income tax expense (benefit).......................      1,782       1,532         681
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations, net of income tax......      2,757       3,859       2,141
Income (loss) from discontinued operations, net of income tax....         --          (3)          1
                                                                  ----------  ----------  ----------
Net income (loss)................................................      2,757       3,856       2,142
Less: Net income (loss) attributable to noncontrolling interests.         --          (5)         (7)
                                                                  ----------  ----------  ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,757  $    3,861  $    2,149
                                                                  ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                         2015        2014        2013
                                                                      ----------  ----------  ----------
Net income (loss).................................................... $    2,757  $    3,856  $    2,142
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets........    (4,434)      4,165      (3,337)
  Unrealized gains (losses) on derivatives............................       559       1,288        (691)
  Foreign currency translation adjustments............................      (101)        (44)         22
  Defined benefit plans adjustment....................................       342      (1,001)      1,191
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), before income tax.................     (3,634)      4,408      (2,815)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      1,285      (1,532)        965
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), net of income tax.................     (2,349)      2,876      (1,850)
                                                                      ----------  ----------  ----------
Comprehensive income (loss)..........................................        408       6,732         292
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................         --          (5)         (7)
                                                                      ----------  ----------  ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $      408  $    6,737  $      299
                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                 Accumulated         Total
                                           Additional               Other      Metropolitan Life
                                    Common  Paid-in   Retained  Comprehensive  Insurance Company   Noncontrolling  Total
                                    Stock   Capital   Earnings  Income (Loss) Stockholder's Equity   Interests     Equity
                                    ------ ---------- --------  ------------- -------------------- -------------- --------
Balance at December 31, 2012.......  $ 5    $ 14,510  $  8,631     $ 4,008          $ 27,154           $ 292      $ 27,446
Capital contributions from
 MetLife, Inc......................                3                                       3                             3
Excess tax benefits related to
 stock-based compensation..........                2                                       2                             2
Dividends paid to MetLife, Inc.....                     (1,428)                       (1,428)                       (1,428)
Change in equity of noncontrolling
 interests.........................                                                       --             (35)          (35)
Net income (loss)..................                      2,149                         2,149              (7)        2,142
Other comprehensive income (loss),
 net of income tax.................                                 (1,850)           (1,850)                       (1,850)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2013.......    5      14,515     9,352       2,158            26,030             250        26,280
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (76)                                    (76)                          (76)
Excess tax benefits related to
 stock-based compensation..........                5                                       5                             5
Dividends paid to MetLife, Inc.....                       (708)                         (708)                         (708)
Dividend of subsidiary (Note 3)....                        (35)                          (35)                          (35)
Change in equity of noncontrolling
 interests.........................                                                       --             147           147
Net income (loss)..................                      3,861                         3,861              (5)        3,856
Other comprehensive income (loss),
 net of income tax.................                                  2,876             2,876                         2,876
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2014.......    5      14,448    12,470       5,034            31,957             392        32,349
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (11)                                    (11)                          (11)
Excess tax benefits related to
 stock-based compensation..........                3                                       3                             3
Dividends paid to MetLife, Inc.....                     (1,489)                       (1,489)                       (1,489)
Change in equity of noncontrolling
 interests.........................                                                       --             (20)          (20)
Net income (loss)..................                      2,757                         2,757                         2,757
Other comprehensive income (loss),
 net of income tax.................                                 (2,349)           (2,349)                       (2,349)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2015.......  $ 5    $ 14,444  $ 13,738     $ 2,685          $ 30,872           $ 372      $ 31,244
                                     ===    ========  ========     =======          ========           =====      ========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                           2015        2014        2013
                                                                                        ----------  ----------  ----------
Cash flows from operating activities
Net income (loss)...................................................................... $    2,757  $    3,856  $    2,142
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................        474         460         429
  Amortization of premiums and accretion of discounts associated with investments, net.       (848)       (664)       (738)
  (Gains) losses on investments and from sales of businesses, net......................       (259)       (138)        (49)
  (Gains) losses on derivatives, net...................................................       (426)       (902)      1,059
  (Income) loss from equity method investments, net of dividends or distributions......        320         374         195
  Interest credited to policyholder account balances...................................      2,183       2,174       2,253
  Universal life and investment-type product policy fees...............................     (2,584)     (2,466)     (2,363)
  Change in trading and fair value option securities...................................        278           2          25
  Change in accrued investment income..................................................        113         242         108
  Change in premiums, reinsurance and other receivables................................       (135)        711        (368)
  Change in deferred policy acquisition costs and value of business acquired, net......        260         271         (82)
  Change in income tax.................................................................        257         229         334
  Change in other assets...............................................................        763         465         471
  Change in insurance-related liabilities and policy-related balances..................      2,628       2,672       3,032
  Change in other liabilities..........................................................       (499)     (1,086)       (381)
  Other, net...........................................................................        (16)          1          (7)
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) operating activities....................................      5,266       6,201       6,060
                                                                                        ----------  ----------  ----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................     82,744      63,068      71,396
  Equity securities....................................................................        651         186         206
  Mortgage loans.......................................................................     11,189      11,605      10,655
  Real estate and real estate joint ventures...........................................      2,734         976          87
  Other limited partnership interests..................................................      1,185         375         449
Purchases of:
  Fixed maturity securities............................................................    (76,594)    (69,256)    (70,760)
  Equity securities....................................................................       (694)       (173)       (461)
  Mortgage loans.......................................................................    (16,268)    (14,769)    (12,032)
  Real estate and real estate joint ventures...........................................       (823)     (1,876)     (1,427)
  Other limited partnership interests..................................................       (668)       (773)       (675)
Cash received in connection with freestanding derivatives..............................      1,039         740         560
Cash paid in connection with freestanding derivatives..................................     (1,012)     (1,050)     (1,171)
Dividend of subsidiary.................................................................         --         (49)         --
Receipts on loans to affiliates........................................................         --          75          --
Issuances of loans to affiliates.......................................................         --        (100)         --
Purchases of loans to affiliates.......................................................         --        (437)         --
Net change in policy loans.............................................................        357         (70)        (57)
Net change in short-term investments...................................................     (1,117)      1,472         900
Net change in other invested assets....................................................       (603)       (254)       (460)
Net change in property, equipment and leasehold improvements...........................         23        (140)        (76)
Other, net.............................................................................         --          17          --
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) investing activities.................................... $    2,143  $  (10,433) $   (2,866)
                                                                                        ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
          (A Wholly-Owned Subsidiary of MetLife, Inc.) -- (continued)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                               2015       2014       2013
                                                                                            ---------  ---------  ---------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................................................................. $  60,216  $  54,902  $  50,018
  Withdrawals..............................................................................   (61,248)   (51,210)   (52,020)
Net change in payables for collateral under securities loaned and other transactions.......    (2,230)     3,071     (1,365)
Net change in short-term debt..............................................................        --       (320)        75
Long-term debt issued......................................................................       907          4        481
Long-term debt repaid......................................................................      (673)      (390)       (27)
Cash received in connection with redeemable noncontrolling interests.......................        --         --        774
Cash paid in connection with noncontrolling interests......................................      (159)        --         --
Dividends paid to MetLife, Inc.............................................................    (1,489)      (708)    (1,428)
Returns of capital.........................................................................       (11)        --         --
Other, net.................................................................................       (64)      (222)        (5)
                                                                                            ---------  ---------  ---------
Net cash provided by (used in) financing activities........................................    (4,751)     5,127     (3,497)
                                                                                            ---------  ---------  ---------
Change in cash and cash equivalents........................................................     2,658        895       (303)
Cash and cash equivalents, beginning of year...............................................     1,993      1,098      1,401
                                                                                            ---------  ---------  ---------
Cash and cash equivalents, end of year..................................................... $   4,651  $   1,993  $   1,098
                                                                                            =========  =========  =========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest................................................................................. $     123  $     150  $     152
                                                                                            =========  =========  =========
  Income tax............................................................................... $   1,217  $   1,304  $     822
                                                                                            =========  =========  =========
Non-cash transactions:
  Capital contributions from MetLife, Inc.................................................. $       4  $       4  $       3
                                                                                            =========  =========  =========
  Fixed maturity securities received in connection with pension risk transfer transactions. $     903  $      --  $      --
                                                                                            =========  =========  =========
  Deconsolidation of real estate investment vehicles (1):
   Reduction of redeemable noncontrolling interests........................................ $      --  $     774  $      --
                                                                                            =========  =========  =========
   Reduction of long-term debt............................................................. $     543  $     413  $      --
                                                                                            =========  =========  =========
   Reduction of real estate and real estate joint ventures................................. $     389  $   1,132  $      --
                                                                                            =========  =========  =========
   Increase in noncontrolling interests.................................................... $     153  $      --  $      --
                                                                                            =========  =========  =========
  Issuance of short-term debt.............................................................. $      --  $     245  $      --
                                                                                            =========  =========  =========
  Returns of capital....................................................................... $      --  $      76  $      --
                                                                                            =========  =========  =========
  Disposal of subsidiary:
   Assets disposed......................................................................... $      --  $      69  $      --
   Liabilities disposed....................................................................        --        (34)        --
                                                                                            ---------  ---------  ---------
   Net assets disposed.....................................................................        --         35         --
   Cash disposed...........................................................................        --        (49)        --
   Dividend of interests in subsidiary.....................................................        --         14         --
                                                                                            ---------  ---------  ---------
   Loss on dividend of interests in subsidiary............................................. $      --  $      --  $      --
                                                                                            =========  =========  =========

--------

(1)For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle. See Note 8 for information on the 2014 amounts.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

-----------------------------------------------------------------------------------------
Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17
-----------------------------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, policyholder dividends left on deposit and obligations assumed under structured settlement assignments.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

    See Note 4 for additional information on obligations assumed under structured settlement assignments.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Actual and expected future gross
    non-dividend-paying traditional       premiums.
    contracts:
    .  Term insurance
    .  Nonparticipating whole life
       insurance
    .  Traditional group life insurance
    .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option ("FVO") securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively traded securities") and investments for which the FVO has been elected ("FVO securities").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

   Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

 . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

 .  the jurisdiction in which the deferred tax asset was generated;

 . the length of time that carryforward can be utilized in the various taxing jurisdiction;

 . future taxable income exclusive of reversing temporary differences and carryforwards;

 .  future reversals of existing taxable temporary differences;

 .  taxable income in prior carryback years; and

 .  tax planning strategies.

   The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

  Stock-Based Compensation

    Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2015, 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.3 billion at December 31, 2015 and 2014, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $721 million at December 31, 2015 and 2014, respectively. Related depreciation and amortization expense was $159 million, $123 million and $115 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.4 billion and $1.2 billion at December 31, 2015 and 2014, respectively. Accumulated amortization of capitalized software was $1.0 billion and $882 million at December 31, 2015 and 2014, respectively. Related amortization expense was $150 million, $145 million and $144 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Goodwill

    Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

    The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

    On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

Future Adoption of New Accounting Pronouncements

  In February 2016, the Financial Accounting Standards Board ("FASB") issued new guidance on leasing transactions (Accounting Standards Update ("ASU") 2016-02, Leases -- Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and requires a modified retrospective transition approach which includes a number of optional practical expedients. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than twelve months. Consistent with current guidance, leases would be classified as finance or operating leases. However, unlike current guidance, the new guidance will require both types of leases to be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In May 2015, the FASB issued new guidance on short-duration insurance contracts (ASU 2015-09, Financial Services -- Insurance (Topic 944):
Disclosures about Short-Duration Contracts). The amendments in this new guidance are effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. The new guidance should be applied retrospectively by providing comparative disclosures for each period presented, except for those requirements that apply only to the current period. The new guidance requires insurance entities to provide users of financial statements with more

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption will not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

  In May 2015, the FASB issued new guidance on fair value measurement (ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. Earlier application is permitted. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement (ASU 2015-05, Intangibles -- Goodwill and Other -- Internal-Use Software (Subtopic 350-40): Customer's Accounting for Fees Paid in a Cloud Computing Arrangement), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the new guidance is permitted and an entity can elect to adopt the guidance either: (1) prospectively to all arrangements entered into or materially modified after the effective date; or (2) retrospectively. The new guidance provides that all software licenses included in cloud computing arrangements be accounted for consistent with other licenses of intangible assets. However, if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract, the accounting for which did not change. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In February 2015, the FASB issued certain amendments to the consolidation analysis to improve consolidation guidance for legal entities (ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in this ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its Retail segment, which is organized into two U.S. businesses, Life & Other and Annuities, as well as certain portions of its Corporate Benefit Funding segment and Corporate & Other (the "Separation"). See Note 20.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. These changes were applied retrospectively and did not have an impact on total consolidated operating earnings or net income.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two U.S. businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers long-term care, critical illness, vision and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest contracts and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. direct business, comprised of group and individual products sold through sponsoring organizations, affinity groups and direct to consumer. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

  . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

  . Net investment income: (i) includes investment hedge adjustments which represent earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment,
     (ii) includes income from discontinued real estate operations,
     (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and
     (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

  .  Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

  . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

  . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

  . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

  . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. Consequently, prior period results for the years ended December 31, 2014 and 2013 were impacted as follows:

  . Retail's operating earnings increased (decreased) by $145 million and $74 million, net of ($49) million and ($49) million of income tax expense (benefit), respectively;

  . Group, Voluntary & Worksite Benefits' operating earnings increased (decreased) by ($19) million and ($38) million, net of ($13) million and ($21) million of income tax expense (benefit), respectively;

  . Corporate Benefit Funding's operating earnings increased (decreased) by ($60) million and ($57) million, net of ($41) million and ($25) million of income tax expense (benefit), respectively; and

  . Corporate & Other's operating earnings increased (decreased) by ($66) million and $21 million, net of $103 million and $95 million of income tax expense (benefit), respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2015, 2014 and 2013 and at December 31, 2015 and 2014. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

   MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

 include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                            Operating Results
                                      ------------------------------------------------------------
                                                     Group,
                                                   Voluntary    Corporate
                                                   & Worksite    Benefit    Corporate                              Total
Year Ended December 31, 2015            Retail      Benefits     Funding     & Other      Total     Adjustments Consolidated
------------------------------------- ----------  -----------  ----------  ----------  -----------  ----------- ------------
                                                                          (In millions)
Revenues
Premiums............................. $    4,115  $    14,699  $    3,004  $      116  $    21,934  $       --  $    21,934
Universal life and investment-type
 product policy fees.................      1,543          740         201          --        2,484         100        2,584
Net investment income................      5,269        1,825       4,901          38       12,033        (456)      11,577
Other revenues.......................        156          441         287         652        1,536          --        1,536
Net investment gains (losses)........         --           --          --          --           --         259          259
Net derivative gains (losses)........         --           --          --          --           --         881          881
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total revenues.....................     11,083       17,705       8,393         806       37,987         784       38,771
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,547       13,974       5,126          80       25,727          64       25,791
Interest credited to policyholder
 account balances....................        955          151       1,073          --        2,179           4        2,183
Capitalization of DAC................       (449)         (12)        (19)         (2)        (482)         --         (482)
Amortization of DAC and VOBA.........        579           32          20          (1)         630         112          742
Interest expense on debt.............          3           --           4         115          122          --          122
Other expenses.......................      1,873        2,246         474       1,280        5,873           3        5,876
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total expenses.....................      9,508       16,391       6,678       1,472       34,049         183       34,232
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Provision for income tax expense
 (benefit)...........................        479          488         596          10        1,573         209        1,782
                                      ----------  -----------  ----------  ----------  -----------              -----------
Operating earnings................... $    1,096  $       826  $    1,119  $     (676)       2,365
                                      ==========  ===========  ==========  ==========
Adjustments to:
  Total revenues.....................                                                          784
  Total expenses.....................                                                         (183)
  Provision for income tax
   (expense) benefit.................                                                         (209)
                                                                                       -----------
Income (loss) from continuing
 operations, net of income tax.......                                                  $     2,757              $     2,757
                                                                                       ===========              ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                      Group,
                                                    Voluntary   Corporate
                                                    & Worksite   Benefit    Corporate
At December 31, 2015                       Retail    Benefits    Funding     & Other    Total
---------------------------------------  ---------- ---------- ------------ --------- ----------
                                                              (In millions)
Total assets............................ $  176,776 $  43,770  $    201,251 $  27,723 $  449,520
Separate account assets................. $   56,377 $     638  $     78,924 $      -- $  135,939
Separate account liabilities............ $   56,377 $     638  $     78,924 $      -- $  135,939

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2014            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    4,081  $   14,381  $   2,794  $     128  $   21,384   $      --   $   21,384
Universal life and investment-type
 product policy fees.................      1,505         716        191         --       2,412          54        2,466
Net investment income................      5,451       1,785      4,777        352      12,365        (472)      11,893
Other revenues.......................        430         415        287        676       1,808          --        1,808
Net investment gains (losses)........         --          --         --         --          --         143          143
Net derivative gains (losses)........         --          --         --         --          --       1,037        1,037
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total revenues.....................     11,467      17,297      8,049      1,156      37,969         762       38,731
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,379      13,823      4,771         77      25,050          45       25,095
Interest credited to policyholder
 account balances....................        988         155      1,020         --       2,163          11        2,174
Capitalization of DAC................       (376)        (17)       (30)        (1)       (424)         --         (424)
Amortization of DAC and VOBA.........        536          26         17         --         579         116          695
Interest expense on debt.............          6           2         10        132         150           1          151
Other expenses.......................      1,750       2,169        478      1,258       5,655          (6)       5,649
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total expenses.....................      9,283      16,158      6,266      1,466      33,173         167       33,340
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Provision for income tax expense
 (benefit)...........................        684         417        618       (397)      1,322         210        1,532
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,500  $      722  $   1,165  $      87       3,474
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                      762
  Total expenses.....................                                                     (167)
  Provision for income tax
   (expense) benefit.................                                                     (210)
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    3,859               $    3,859
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)

Total assets................. $  181,207 $  43,718  $  203,281 $  30,012 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2013            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    3,992  $   13,732  $   2,675  $      76  $   20,475  $       --   $   20,475
Universal life and investment-type
 product policy fees.................      1,397         688        211         --       2,296          67        2,363
Net investment income................      5,395       1,766      4,516        540      12,217        (432)      11,785
Other revenues.......................        328         404        273        694       1,699          --        1,699
Net investment gains (losses)........         --          --         --         --          --          48           48
Net derivative gains (losses)........         --          --         --         --          --      (1,070)      (1,070)
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total revenues.....................     11,112      16,590      7,675      1,310      36,687      (1,387)      35,300
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,246      13,191      4,723         67      24,227          10       24,237
Interest credited to policyholder
 account balances....................        988         156      1,092         --       2,236          17        2,253
Capitalization of DAC................       (517)        (20)       (25)        --        (562)         --         (562)
Amortization of DAC and VOBA.........        447          25         19         --         491        (230)         261
Interest expense on debt.............          5           1         10        134         150           3          153
Other expenses.......................      2,265       2,023        476      1,341       6,105          31        6,136
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total expenses.....................      9,434      15,376      6,295      1,542      32,647        (169)      32,478
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Provision for income tax expense
 (benefit)...........................        530         425        487       (326)      1,116        (435)         681
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,148  $      789  $     893  $      94       2,924
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                   (1,387)
  Total expenses.....................                                                      169
  Provision for income tax
   (expense) benefit.................                                                      435
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    2,141               $    2,141
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2015     2014    2013
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,811  $13,865 $13,482
     Accident & health insurance..................   7,475    7,247   6,873
     Annuities....................................   4,548    4,352   4,007
     Non-insurance................................     220      194     175
                                                   -------  ------- -------
       Total...................................... $26,054  $25,658 $24,537
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.7 billion, $2.8 billion and $2.5 billion for the years ended December 31, 2015, 2014 and 2013, respectively, which represented 10%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2015, 2014 and 2013.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife, Inc., as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                        December 31,
                                                     -------------------
                                                       2015      2014
                                                     --------- ---------
                                                        (In millions)
       Retail....................................... $  92,618 $  91,868
       Group, Voluntary & Worksite Benefits.........    29,670    28,805
       Corporate Benefit Funding....................    97,719    97,953
       Corporate & Other............................       528       518
                                                     --------- ---------
         Total...................................... $ 220,535 $ 219,144
                                                     ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

    Product Type:                     Measurement Assumptions:
    ------------------------------------------------------------------------
    Participating life                Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 7%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender
                                        values described in such
                                        contracts); and (ii) the liability
                                        for terminal dividends.
    ------------------------------------------------------------------------
    Nonparticipating life             Aggregate of the present value of
                                        expected future benefit payments
                                        and related expenses less the
                                        present value of expected future
                                        net premiums. Assumptions as to
                                        mortality and persistency are based
                                        upon the Company's experience when
                                        the basis of the liability is
                                        established. Interest rate
                                        assumptions for the aggregate
                                        future policy benefit liabilities
                                        range from 2% to 11%.
    ------------------------------------------------------------------------
    Individual and group traditional  Present value of expected future
    fixed annuities after               payments. Interest rate assumptions
    annuitization                       used in establishing such
                                        liabilities range from 2% to 11%.
    ------------------------------------------------------------------------
    Non-medical health                The net level premium method and
    insurance                           assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. Interest rate
                                        assumptions used in establishing
                                        such liabilities range from 4% to
                                        7%.
    ------------------------------------------------------------------------
    Disabled lives                    Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and
                                        interest. Interest rate assumptions
                                        used in establishing such
                                        liabilities range from 2% to 8%.

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2015 and 2014. Participating policies represented 27%, 27% and 28% of gross traditional life insurance premiums for the years ended December 31, 2015, 2014 and 2013, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            . Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.
        . Certain contracts also provide    . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed with- drawals that
           are life contingent.
 ------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                    Annuity Contracts     Life Contracts
                                    ---------------   ----------------------
                                                      Secondary    Paid-Up
                                    GMDBs    GMIBs    Guarantees  Guarantees  Total
                                    -----    -----    ----------  ---------- ------
                                                   (In millions)
Direct
Balance at January 1, 2013.........  $109    $ 332          $340         $68 $  849
Incurred guaranteed benefits.......    44       58            77           6    185
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   148      390           417          74  1,029
Incurred guaranteed benefits.......    51       68           124           8    251
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......   196      458           541          82  1,277
Incurred guaranteed benefits.......    37       80            86           9    212
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $232    $ 538          $627         $91 $1,488
                                     ====      =====        ====         === ======
Ceded
Balance at January 1, 2013.........  $ 86    $ 110          $265         $47 $  508
Incurred guaranteed benefits.......    39       14            49           4    106
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   120      124           314          51    609
Incurred guaranteed benefits (1)...   (80)    (100)           (9)          6   (183)
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......    37       24           305          57    423
Incurred guaranteed benefits.......    14        2            49           6     71
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $ 50    $  26          $354         $63 $  493
                                     ====      =====        ====         === ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                      Universal and Variable
                                    Annuity Contracts    Life Contracts
                                    ----------------- ---------------------
                                                      Secondary    Paid-Up
                                     GMDBs    GMIBs   Guarantees  Guarantees  Total
                                    -------- -------- ----------  ---------- --------
                                                     (In millions)
Net
Balance at January 1, 2013......... $     23 $    222   $     75     $    21 $    341
Incurred guaranteed benefits.......        5       44         28           2       79
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2013.......       28      266        103          23      420
Incurred guaranteed benefits.......      131      168        133           2      434
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2014.......      159      434        236          25      854
Incurred guaranteed benefits.......       23       78         37           3      141
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2015....... $    182 $    512   $    273     $    28 $    995
                                    ======== ========   ========     ======= ========

--------

(1)  See Note 6.

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                    December 31,
                                         ---------------------------------------------------------------
                                                       2015                              2014
                                         -----------------------------     -----------------------------
                                             In the             At             In the             At
                                         Event of Death    Annuitization   Event of Death    Annuitization
                                         --------------   -------------    --------------   -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total account value (2).................  $    59,858      $    27,648      $    62,810      $    29,474
Separate account value..................  $    48,216      $    26,530      $    51,077      $    28,347
Net amount at risk......................  $     1,698 (3)  $       379 (4)  $       702 (3)  $       244 (4)
Average attained age of contractholders.     65 years         63 years         65 years         63 years
Other Annuity Guarantees
Total account value (2).................          N/A      $       406              N/A      $       456
Net amount at risk......................          N/A      $       144 (5)          N/A      $       153 (5)
Average attained age of contractholders.          N/A         56 years              N/A         55 years

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                            December 31,
                                           -----------------------------------------------
                                                    2015                    2014
                                           ----------------------- -----------------------
                                           Secondary    Paid-Up    Secondary    Paid-Up
                                           Guarantees  Guarantees  Guarantees  Guarantees
                                           ----------- ----------- ----------- -----------
                                                            (In millions)
Universal and Variable Life Contracts (1)
Total account value (2)................... $     8,166 $     1,052 $     8,213 $     1,091
Net amount at risk (6).................... $    75,994 $     7,658 $    78,758 $     8,164
Average attained age of policyholders.....    55 years    61 years    54 years    60 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

    Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2015      2014
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                       Equity......... $  23,701 $  24,995
                       Balanced.......    21,082    22,759
                       Bond...........     4,454     4,561
                       Money Market...       132       150
                                       --------- ---------
                         Total........ $  49,369 $  52,465
                                       ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from affiliates to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2015, 2014 and 2013, the Company issued $35.1 billion, $36.7 billion and $26.8 billion, respectively, and repaid $35.5 billion, $31.7 billion and $25.1 billion, respectively, of such funding agreements. At December 31, 2015 and 2014, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $29.5 billion and $30.3 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                        -------------------
                                          2015      2014
                                        --------- ---------
                                           (In millions)
                    FHLB of NY......... $     666 $     661
                    FHLB of Des Moines. $      40 $      50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                  Liability                Collateral
                           ------------------------ ---------------------
                                              December 31,
                           ----------------------------------------------
                               2015        2014         2015         2014
                           ------------ ----------- ---------     -------
                                             (In millions)
   FHLB of NY (1)......... $     12,570 $    12,570 $  14,085 (2) $15,255 (2)
   Farmer Mac (3)......... $      2,550 $     2,550 $   2,643     $ 2,932
   FHLB of Des Moines (1). $        750 $     1,000 $     851 (2) $ 1,141 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

   including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
          Balance at January 1,......... $  7,310  $  7,022  $  6,826
            Less: Reinsurance
             recoverables...............      286       290       301
                                         --------  --------  --------
          Net balance at January 1,.....    7,024     6,732     6,525
                                         --------  --------  --------
          Incurred related to:
            Current year................    5,316     5,099     4,762
            Prior years.................       13        --       (12)
                                         --------  --------  --------
             Total incurred.............    5,329     5,099     4,750
                                         --------  --------  --------
          Paid related to:
            Current year................   (3,415)   (3,228)   (3,035)
            Prior years.................   (1,684)   (1,579)   (1,508)
                                         --------  --------  --------
             Total paid.................   (5,099)   (4,807)   (4,543)
                                         --------  --------  --------
          Net balance at December 31,...    7,254     7,024     6,732
            Add: Reinsurance
             recoverables...............      273       286       290
                                         --------  --------  --------
          Balance at December 31,....... $  7,527  $  7,310  $  7,022
                                         ========  ========  ========

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $79.7 billion and $83.8 billion at December 31, 2015 and 2014, respectively, for which the policyholder

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $56.2 billion and $55.5 billion at December 31, 2015 and 2014, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.40% and 2.25% at December 31, 2015 and 2014, respectively.

  For the years ended December 31, 2015, 2014 and 2013, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2015      2014      2013
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  5,905  $  6,338  $  5,752
Capitalizations..................................................      482       424       562
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (111)     (104)      227
 Other expenses..................................................     (624)     (583)     (478)
                                                                  --------  --------  --------
   Total amortization............................................     (735)     (687)     (251)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      325      (170)      495
Other (1)........................................................       --        --      (220)
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,977     5,905     6,338
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       70        78        80
Amortization related to:
 Other expenses..................................................       (7)       (8)      (10)
                                                                  --------  --------  --------
   Total amortization............................................       (7)       (8)      (10)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................        3        --         8
                                                                  --------  --------  --------
Balance at December 31,..........................................       66        70        78
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  6,043  $  5,975  $  6,416
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified related to affiliated reinsurance agreements accounted for using the deposit method of accounting and represented the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2015     2014
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,630 $  5,544
            Group, Voluntary & Worksite Benefits.      303      324
            Corporate Benefit Funding............      105      106
            Corporate & Other....................        5        1
                                                  -------- --------
             Total............................... $  6,043 $  5,975
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                               Years Ended December 31,
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (In millions)
        DSI
        Balance at January 1,................ $   122  $   175  $   180
        Capitalization.......................       8       10       15
        Amortization.........................     (21)     (28)     (20)
        Unrealized investment gains (losses).      21      (35)      --
                                              -------  -------  -------
        Balance at December 31,.............. $   130  $   122  $   175
                                              =======  =======  =======
        VODA and VOCRA
        Balance at January 1,................ $   295  $   325  $   353
        Amortization.........................     (30)     (30)     (28)
                                              -------  -------  -------
        Balance at December 31,.............. $   265  $   295  $   325
                                              =======  =======  =======
        Accumulated amortization............. $   192  $   162  $   132
                                              =======  =======  =======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA     VODA and VOCRA
                                          ------------ --------------
                                                 (In millions)
           2016.......................... $          4 $          30
           2017.......................... $          6 $          28
           2018.......................... $          5 $          26
           2019.......................... $          5 $          24
           2020.......................... $          5 $          21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance


  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 90% of the fixed annuities issued by certain affiliates and 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2015 and 2014, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  At December 31, 2015, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2015       2014       2013
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  21,497  $  20,963  $  20,290
Reinsurance assumed...........................................     1,679      1,673      1,469
Reinsurance ceded.............................................    (1,242)    (1,252)    (1,284)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,934  $  21,384  $  20,475
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,050  $   3,029  $   2,913
Reinsurance assumed...........................................        58         48         41
Reinsurance ceded.............................................      (524)      (611)      (591)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,584  $   2,466  $   2,363
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $     875  $   1,040  $     970
Reinsurance assumed...........................................         5          2         (2)
Reinsurance ceded.............................................       656        766        731
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,536  $   1,808  $   1,699
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  24,541  $  23,978  $  23,305
Reinsurance assumed...........................................     1,454      1,416      1,225
Reinsurance ceded.............................................    (1,468)    (1,539)    (1,498)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  24,527  $  23,855  $  23,032
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,240  $   2,227  $   2,322
Reinsurance assumed...........................................        33         35         35
Reinsurance ceded.............................................       (90)       (88)      (104)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,183  $   2,174  $   2,253
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,448  $   5,132  $   5,028
Reinsurance assumed...........................................       340        399        427
Reinsurance ceded.............................................       470        540        533
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,258  $   6,071  $   5,988
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                             -------------------------------------------------------------------------------------
                                                2015                                       2014
                             ------------------------------------------ ------------------------------------------
                                                               Total                                      Total
                                                              Balance                                    Balance
                               Direct    Assumed    Ceded      Sheet      Direct    Assumed    Ceded      Sheet
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
                                                                   (In millions)
Assets
Premiums, reinsurance and
 other receivables.......... $    1,957 $     667 $  21,098  $   23,722 $    1,711 $     649 $  21,079  $   23,439
Deferred policy acquisition
 costs and value of
 business acquired..........      5,973       458      (388)      6,043      6,002       391      (418)      5,975
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total assets.............. $    7,930 $   1,125 $  20,710  $   29,765 $    7,713 $   1,040 $  20,661  $   29,414
                             ========== ========= =========  ========== ========== ========= =========  ==========
Liabilities
Future policy benefits...... $  116,389 $   2,530 $      (5) $  118,914 $  115,143 $   2,259 $      --  $  117,402
Policyholder account
 balances...................     94,080       340        --      94,420     95,601       301        --      95,902
Other policy-related
 balances...................      6,766       392        43       7,201      5,353       455        32       5,840
Other liabilities...........     10,384     6,843    15,528      32,755     10,350     7,020    16,077      33,447
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total liabilities......... $  227,619 $  10,105 $  15,566  $  253,290 $  226,447 $  10,035 $  16,109  $  252,591
                             ========== ========= =========  ========== ========== ========= =========  ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.6 billion and $13.8 billion at December 31, 2015 and 2014, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.8 billion at December 31, 2015 and 2014, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                         Years Ended December 31,
                                                        -------------------------
                                                          2015     2014     2013
                                                        -------  -------  -------
                                                              (In millions)
Premiums
Reinsurance assumed.................................... $   701  $   681  $   451
Reinsurance ceded......................................     (40)     (36)     (45)
                                                        -------  -------  -------
  Net premiums......................................... $   661  $   645  $   406
                                                        =======  =======  =======
Universal life and investment-type product policy fees
Reinsurance assumed.................................... $    58  $    48  $    40
Reinsurance ceded......................................    (141)    (240)    (221)
                                                        -------  -------  -------
  Net universal life and investment-type product
   policy fees......................................... $   (83) $  (192) $  (181)
                                                        =======  =======  =======
Other revenues
Reinsurance assumed.................................... $     5  $     2  $    (2)
Reinsurance ceded......................................     607      713      675
                                                        -------  -------  -------
  Net other revenues................................... $   612  $   715  $   673
                                                        =======  =======  =======
Policyholder benefits and claims
Reinsurance assumed.................................... $   652  $   623  $   402
Reinsurance ceded......................................    (106)    (197)    (144)
                                                        -------  -------  -------
  Net policyholder benefits and claims................. $   546  $   426  $   258
                                                        =======  =======  =======
Interest credited to policyholder account balances
Reinsurance assumed.................................... $    32  $    33  $    31
Reinsurance ceded......................................     (90)     (88)    (102)
                                                        -------  -------  -------
  Net interest credited to policyholder account
   balances............................................ $   (58) $   (55) $   (71)
                                                        =======  =======  =======
Other expenses
Reinsurance assumed.................................... $   245  $   298  $   326
Reinsurance ceded......................................     578      680      653
                                                        -------  -------  -------
  Net other expenses................................... $   823  $   978  $   979
                                                        =======  =======  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2015                2014
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    280 $  15,466  $    257 $  15,453
Deferred policy acquisition costs and value of business
  acquired..............................................      439      (193)      370      (231)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    719 $  15,273  $    627 $  15,222
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,436 $      (5) $  1,146 $      --
Policyholder account balances...........................      326        --       288        --
Other policy-related balances...........................      187        43       264        32
Other liabilities.......................................    6,463    13,000     6,610    13,545
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,412 $  13,038  $  8,308 $  13,577
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $8 million and $20 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with these embedded derivatives were $12 million, ($39) million and $40 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $712 million and $657 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $47 million, $497 million and ($1.7) billion for the years ended December 31, 2015, 2014 and 2013, respectively.

  Certain contractual features of the closed block reinsurance agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $694 million and $1.1 billion at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were $404 million, ($389) million and $664 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

Company USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, captive reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

  . In January 2014, the Company entered into an agreement with MICC which reinsured all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of this reinsurance agreement, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million and in future policy benefits of $128 million at December 31, 2014. The Company received a one-time payment of cash and cash equivalents and total investments of $494 million from MICC. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $4 million at both December 31, 2015 and 2014. Net derivative gains (losses) associated with the embedded derivative were less than ($1) million and ($4) million for the years ended December 31, 2015 and 2014, respectively.

  . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

  . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

  . In November 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million at December 31, 2014. The Company made a one-time payment of cash and cash equivalents to First MetLife of $218 million at December 31, 2014. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $122 million and $68 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were ($54) million and ($38) million for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion at both December 31, 2015 and 2014. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.7 billion at December 31, 2015 and 2014, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)

in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                             December 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (In millions)
Closed Block Liabilities
Future policy benefits................................. $   41,278  $   41,667
Other policy-related balances..........................        249         265
Policyholder dividends payable.........................        468         461
Policyholder dividend obligation.......................      1,783       3,155
Current income tax payable.............................         --           1
Other liabilities......................................        380         646
                                                        ----------  ----------
   Total closed block liabilities......................     44,158      46,195
                                                        ----------  ----------
Assets Designated to the Closed Block
Investments:
  Fixed maturity securities available-for-sale, at
   estimated fair value................................     27,556      29,199
  Equity securities available-for-sale, at estimated
   fair value..........................................        111          91
  Mortgage loans.......................................      6,022       6,076
  Policy loans.........................................      4,642       4,646
  Real estate and real estate joint ventures...........        462         666
  Other invested assets................................      1,066       1,065
                                                        ----------  ----------
   Total investments...................................     39,859      41,743
Cash and cash equivalents..............................        236         227
Accrued investment income..............................        474         477
Premiums, reinsurance and other receivables............         56          67
Current income tax recoverable.........................         11          --
Deferred income tax assets.............................        234         289
                                                        ----------  ----------
   Total assets designated to the closed block.........     40,870      42,803
                                                        ----------  ----------
Excess of closed block liabilities over assets
  designated to the closed block.......................      3,288       3,392
                                                        ----------  ----------
Amounts included in AOCI:
  Unrealized investment gains (losses), net of income
   tax.................................................      1,382       2,291
  Unrealized gains (losses) on derivatives, net of
   income tax..........................................         76          28
  Allocated to policyholder dividend obligation, net
   of income tax.......................................     (1,159)     (2,051)
                                                        ----------  ----------
   Total amounts included in AOCI......................        299         268
                                                        ----------  ----------
Maximum future earnings to be recognized from closed
  block assets and liabilities......................... $    3,587  $    3,660
                                                        ==========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                        Years Ended December 31,
                                                   ---------------------------------
                                                      2015        2014       2013
                                                   ----------  ---------- ----------
                                                             (In millions)
Balance at January 1,............................. $    3,155  $    1,771 $    3,828
Change in unrealized investment and derivative
  gains (losses)..................................     (1,372)      1,384     (2,057)
                                                   ----------  ---------- ----------
Balance at December 31,........................... $    1,783  $    3,155 $    1,771
                                                   ==========  ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                        Years Ended December 31,
                                                                   ---------------------------------
                                                                      2015        2014       2013
                                                                   ----------  ---------- ----------
                                                                             (In millions)
Revenues
Premiums.......................................................... $    1,850  $    1,918 $    1,987
Net investment income.............................................      1,982       2,093      2,130
Net investment gains (losses).....................................        (23)          7         25
Net derivative gains (losses).....................................         27          20         (6)
                                                                   ----------  ---------- ----------
 Total revenues...................................................      3,836       4,038      4,136
                                                                   ----------  ---------- ----------
Expenses
Policyholder benefits and claims..................................      2,564       2,598      2,702
Policyholder dividends............................................      1,015         988        979
Other expenses....................................................        143         155        165
                                                                   ----------  ---------- ----------
 Total expenses...................................................      3,722       3,741      3,846
                                                                   ----------  ---------- ----------
Revenues, net of expenses before provision for income tax expense
  (benefit).......................................................        114         297        290
Provision for income tax expense (benefit)........................         41         104        101
                                                                   ----------  ---------- ----------
Revenues, net of expenses and provision for income tax expense
  (benefit)....................................................... $       73  $      193 $      189
                                                                   ==========  ========== ==========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                          December 31, 2015                                 December 31, 2014
                          ------------------------------------------------- -------------------------------------------------
                                          Gross Unrealized                                  Gross Unrealized
                           Cost or   ---------------------------             Cost or   ---------------------------
                          Amortized            Temporary  OTTI   Estimated  Amortized            Temporary  OTTI   Estimated
                            Cost       Gains    Losses   Losses  Fair Value   Cost       Gains    Losses   Losses  Fair Value
                          ---------- --------- --------- ------- ---------- ---------- --------- --------- ------- ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate........... $   59,305 $   3,763 $  1,511  $    -- $   61,557 $   59,532 $   6,246 $    421  $    -- $   65,357
U.S. Treasury and agency.     36,183     3,638      128       --     39,693     34,391     4,698       19       --     39,070
Foreign corporate........     27,218     1,005    1,427        1     26,795     28,395     1,934      511       --     29,818
RMBS.....................     23,195     1,008      252       36     23,915     26,893     1,493      157       66     28,163
State and political
 subdivision.............      6,070       935       29        2      6,974      5,329     1,197        6       --      6,520
CMBS.....................      6,547       114       82       --      6,579      7,705       241       33       --      7,913
ABS......................      6,665        40      138       --      6,567      8,206       102       82       --      8,226
Foreign government.......      3,178       536      108       --      3,606      3,153       761       70       --      3,844
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total fixed maturity
  securities............. $  168,361 $  11,039 $  3,675  $    39 $  175,686 $  173,604 $  16,672 $  1,299  $    66 $  188,911
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========
Equity securities
Common stock............. $    1,298 $      46 $    101  $    -- $    1,243 $    1,236 $     142 $     26  $    -- $    1,352
Non-redeemable preferred
 stock...................        687        59       40       --        706        690        53       30       --        713
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total equity securities. $    1,985 $     105 $    141  $    -- $    1,949 $    1,926 $     195 $     56  $    -- $    2,065
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $6 million with unrealized gains (losses) of less than $1 million and $5 million at December 31, 2015 and 2014, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2015:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,323     $  38,390     $  34,613      $  52,628   $  36,407  $  168,361
Estimated fair value.   $  6,252     $  39,432     $  35,000      $  57,941   $  37,061  $  175,686

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities (RMBS, CMBS and ABS) are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                           December 31, 2015                         December 31, 2014
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................ $  17,480  $  1,078  $   2,469  $    433  $   8,950   $  260   $  2,251    $  161
U.S. Treasury and agency......    11,683       125        248         3      3,933        6        982        13
Foreign corporate.............     8,823       669      4,049       759      7,052      397      1,165       114
RMBS..........................     6,065       158      1,769       130      3,141       63      1,900       160
State and political
 subdivision..................       767        26         15         5         26       --         76         6
CMBS..........................     2,266        42        509        40        772       20        461        13
ABS...........................     3,211        54      1,817        84      3,147       45        732        37
Foreign government............       961        91         87        17        327       32        265        38
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total fixed maturity
   securities................. $  51,256  $  2,243  $  10,963  $  1,471  $  27,348   $  823   $  7,832    $  542
                               =========  ========  =========  ========  =========   ======   ========    ======
Equity securities
Common stock.................. $     182  $     99  $      19  $      2  $      98   $   26   $      1    $   --
Non-redeemable preferred stock        56         2        132        38         32       --        139        30
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total equity securities...... $     238  $    101  $     151  $     40  $     130   $   26   $    140    $   30
                               =========  ========  =========  ========  =========   ======   ========    ======
Total number of securities in
 an unrealized loss position..     4,167                  807                1,997                 642
                               =========            =========            =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2015. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $2.3 billion during the year ended December 31, 2015 to $3.7 billion. The increase in gross unrealized losses for the year ended December 31, 2015 was primarily attributable to widening credit spreads, an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

    At December 31, 2015, $271 million of the total $3.7 billion of gross unrealized losses were from 50 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $187 million, or 69%, were related to gross unrealized losses on 27 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $84 million, or 31%, were related to gross unrealized losses on 23 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily utility and industrial securities) and non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector and valuations of residential real estate supporting non-agency RMBS. Management evaluates U.S. and foreign corporate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities increased $85 million during the year ended December 31, 2015 to $141 million. Of the $141 million, $31 million were from eight securities with gross unrealized losses of 20% or more of cost for 12 months or greater. Of the $31 million, 68% were rated A or better, and all were from financial services industry investment grade non-redeemable preferred stock.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                  ----------------------------------------------
                                           2015                    2014
                                  ----------------------  ----------------------
                                    Carrying      % of      Carrying      % of
                                      Value       Total       Value       Total
                                  ------------- --------  ------------- --------
                                  (In millions)           (In millions)
Mortgage loans
  Commercial...................... $   33,440       62.3%  $   32,482       66.2%
  Agricultural....................     11,663       21.7       11,033       22.5
  Residential.....................      8,562       15.9        5,494       11.2
                                   ----------   --------   ----------   --------
   Subtotal......................      53,665       99.9       49,009       99.9
 Valuation allowances............        (257)      (0.5)        (258)      (0.5)
                                   ----------   --------   ----------   --------
   Subtotal mortgage loans, net..      53,408       99.4       48,751       99.4
 Residential -- FVO..............         314        0.6          308        0.6
                                   ----------   --------   ----------   --------
     Total mortgage loans, net...  $   53,722      100.0%  $   49,059      100.0%
                                   ==========   ========   ==========   ========

  The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended December 31, 2015, 2014 and 2013 were $3.0 billion, $1.9 billion and $2.3 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.8 billion, $1.3 billion and $1.8 billion during the years ended December 31, 2015, 2014 and 2013, respectively.

  Purchases of mortgage loans from third parties were $3.9 billion and $4.7 billion for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

  Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                          Evaluated Collectively for
                         Evaluated Individually for Credit Losses             Credit Losses            Impaired Loans
                   ------------------------------------------------------ -------------------------- -------------------
                   Impaired Loans with a Valuation Impaired Loans without
                              Allowance            a Valuation Allowance
                   ------------------------------- ----------------------
                    Unpaid                          Unpaid                                                     Average
                   Principal  Recorded  Valuation  Principal   Recorded    Recorded     Valuation    Carrying  Recorded
                    Balance  Investment Allowances  Balance   Investment  Investment    Allowances    Value   Investment
                   --------- ---------- ---------- ---------  ----------  ----------    ----------   -------- ----------
                                                           (In millions)
December 31, 2015
Commercial........  $    --   $    --     $   --    $    57    $    57    $   33,383     $   165      $   57   $   120
Agricultural......       45        43          3         22         21        11,599          34          61        60
Residential.......       --        --         --        141        131         8,431          55         131        84
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $    45   $    43     $    3    $   220    $   209    $   53,413     $   254      $  249   $   264
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======
December 31, 2014
Commercial........  $    75   $    75     $   24    $    84    $    84    $   32,323     $   158      $  135   $   298
Agricultural......       47        45          2         14         13        10,975          33          56        76
Residential.......       --        --         --         40         37         5,457          41          37        17
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $   122   $   120     $   26    $   138    $   134    $   48,755     $   232      $  228   $   391
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======

  The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $430 million, $151 million and $2 million, respectively, for the year ended December 31, 2013.

Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                                   Commercial Agricultural Residential  Total
                                                   ---------- ------------ ----------- -------
                                                                  (In millions)
Balance at January 1, 2013........................  $   256      $   48      $    --   $   304
Provision (release)...............................      (43)          3           19       (21)
Charge-offs, net of recoveries....................       --         (11)          --       (11)
                                                    -------      ------      -------   -------
Balance at December 31, 2013......................      213          40           19       272
Provision (release)...............................       (8)         (4)          27        15
Charge-offs, net of recoveries....................      (23)         (1)          (5)      (29)
                                                    -------      ------      -------   -------
Balance at December 31, 2014......................      182          35           41       258
Provision (release)...............................        2           2           30        34
Charge-offs, net of recoveries....................      (19)         --          (16)      (35)
                                                    -------      ------      -------   -------
Balance at December 31, 2015......................  $   165      $   37      $    55   $   257
                                                    =======      ======      =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans was as follows at:

                                     Recorded Investment
                      -------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                      --------------------------------           % of       Fair      % of
                       > 1.20x  1.00x - 1.20x < 1.00x    Total   Total      Value     Total
                      --------- ------------- -------- --------- ------ ------------- ------
                                         (In millions)                  (In millions)
December 31, 2015
Loan-to-value ratios
Less than 65%........ $  28,828   $    909    $    408 $  30,145   90.2%  $  30,996     90.5%
65% to 75%...........     2,550        138          61     2,749    8.2       2,730      8.0
76% to 80%...........        --         --          --        --     --          --       --
Greater than 80%.....       208        115         223       546    1.6         519      1.5
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  31,586   $  1,162    $    692 $  33,440  100.0%  $  34,245    100.0%
                      =========   ========    ======== ========= ======   =========   ======
December 31, 2014
Loan-to-value ratios
Less than 65%........ $  26,810   $    746    $    761 $  28,317   87.2%  $  29,860     87.7%
65% to 75%...........     2,783        391          86     3,260   10.0       3,322      9.8
76% to 80%...........       109         --           8       117    0.4         121      0.3
Greater than 80%.....       384        256         148       788    2.4         736      2.2
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  30,086   $  1,393    $  1,003 $  32,482  100.0%  $  34,039    100.0%
                      =========   ========    ======== ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans was as follows at:

                                            December 31,
                             -------------------------------------------
                                      2015                  2014
                             ---------------------- --------------------
                               Recorded     % of      Recorded    % of
                              Investment    Total    Investment   Total
                             ------------- -------- ------------- ------
                             (In millions)          (In millions)
       Loan-to-value ratios
       Less than 65%........   $  10,975       94.1%  $  10,462     94.8%
       65% to 75%...........         609        5.2         469      4.2
       76% to 80%...........          21        0.2          17      0.2
       Greater than 80%.....          58        0.5          85      0.8
                               ---------   --------   ---------   ------
         Total..............   $  11,663      100.0%  $  11,033    100.0%
                               =========   ========   =========   ======

   The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.4 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans was as follows at:

                                             December 31,
                               -----------------------------------------
                                       2015                 2014
                               -------------------- --------------------
                                 Recorded    % of     Recorded    % of
                                Investment   Total   Investment   Total
                               ------------- ------ ------------- ------
                               (In millions)        (In millions)
       Performance indicators
       Performing.............   $  8,261      96.5%  $  5,345      97.3%
       Nonperforming..........        301       3.5        149       2.7
                                 --------    ------   --------    ------
         Total................   $  8,562     100.0%  $  5,494     100.0%
                                 ========    ======   ========    ======

   The estimated fair value of residential mortgage loans was $8.8 billion and $5.6 billion at December 31, 2015 and 2014, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2015 and 2014. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --            $   --            $   --            $   75
Agricultural.         103                 1                46                41
Residential..         301               149               301               149
                   ------            ------            ------            ------
  Total......      $  404            $  150            $  347            $  265
                   ======            ======            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2015 and 2014, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9) tax credit and renewable energy partnerships, loans to affiliates, leveraged leases, annuities funding structured settlement claims and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

 Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.6 billion at both December 31, 2015 and 2014. Losses from tax credit partnerships included within net investment income were $163 million, $152 million, and $137 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                             December 31,
                                                --------------------------------------
                                                       2015                2014
                                                ------------------  ------------------
                                                           Direct              Direct
                                                Leveraged Financing Leveraged Financing
                                                 Leases    Leases    Leases    Leases
                                                --------- --------- --------- ---------
                                                             (In millions)
Rental receivables, net........................ $  1,238   $   376  $  1,320   $  406
Estimated residual values......................      755        57       827       57
                                                --------   -------  --------   ------
Subtotal.......................................    1,993       433     2,147      463
Unearned income................................     (615)     (159)     (686)    (178)
                                                --------   -------  --------   ------
 Investment in leases, net of non-recourse debt.$  1,378   $   274  $  1,461   $  285
                                                ========   =======  ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 21 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2015 and 2014, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                      Years Ended December 31,
                                     -----------------------------------------------------------
                                            2015                2014                2013
                                     ------------------- ------------------- -------------------
                                                Direct              Direct              Direct
                                     Leveraged Financing Leveraged Financing Leveraged Financing
                                      Leases    Leases    Leases    Leases    Leases    Leases
                                     --------- --------- --------- --------- --------- ---------
                                                            (In millions)
Income from investment in leases....  $   48    $   20    $   51    $   19    $   60    $   17
Less: Income tax expense on leases..      17         7        18         7        21         6
                                      ------    ------    ------    ------    ------    ------
 Investment income after income tax.  $   31    $   13    $   33    $   12    $   39    $   11
                                      ======    ======    ======    ======    ======    ======

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.9 billion and $1.0 billion at December 31, 2015 and 2014, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                        -----------------------------
                                                                          2015       2014      2013
                                                                        --------  ---------  --------
                                                                                (In millions)
Fixed maturity securities.............................................. $  7,331  $  15,374  $  8,521
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (39)       (66)     (149)
                                                                        --------  ---------  --------
 Total fixed maturity securities.......................................    7,292     15,308     8,372
Equity securities......................................................       27        173        83
Derivatives............................................................    2,208      1,649       361
Other..................................................................      137         87         5
                                                                        --------  ---------  --------
 Subtotal..............................................................    9,664     17,217     8,821
                                                                        --------  ---------  --------
Amounts allocated from:
Future policy benefits.................................................       (7)    (1,964)     (610)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.......       --         (3)        5
DAC, VOBA and DSI......................................................     (572)      (918)     (721)
Policyholder dividend obligation.......................................   (1,783)    (3,155)   (1,771)
                                                                        --------  ---------  --------
 Subtotal..............................................................   (2,362)   (6,040)    (3,097)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       14         25        51
Deferred income tax benefit (expense)..................................   (2,542)    (3,928)   (2,070)
                                                                        --------  ---------  --------
   Net unrealized investment gains (losses)............................    4,774      7,274     3,705
   Net unrealized investment gains (losses) attributable to
     noncontrolling interests..........................................       (1)        (1)       (1)
                                                                        --------  ---------  --------
     Net unrealized investment gains (losses) attributable to
       Metropolitan Life Insurance Company............................. $  4,773  $   7,273  $  3,704
                                                                        ========  =========  ========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ---------------------------
                                                              2015           2014
                                                         ------------  -------------
                                                                (In millions)
Balance at January 1,................................... $        (66) $        (149)
Noncredit OTTI losses and subsequent changes recognized.            5             10
Securities sold with previous noncredit OTTI loss.......          105             41
Subsequent changes in estimated fair value..............          (83)            32
                                                         ------------  -------------
Balance at December 31,................................. $        (39) $         (66)
                                                         ============  =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2015      2014       2013
                                                                         ---------  --------  ---------
                                                                                  (In millions)
Balance at January 1,................................................... $   7,273  $  3,704  $   6,339
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        27        83        107
Unrealized investment gains (losses) during the year....................    (7,580)    8,313    (11,205)
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................     1,957    (1,354)     4,510
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................         3        (8)        (7)
 DAC, VOBA and DSI......................................................       346      (197)       510
 Policyholder dividend obligation.......................................     1,372    (1,384)     2,057
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................       (11)      (26)       (35)
 Deferred income tax benefit (expense)..................................     1,386    (1,858)     1,428
                                                                         ---------  --------  ---------
Net unrealized investment gains (losses)................................     4,773     7,273      3,704
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --        --         --
                                                                         ---------  --------  ---------
Balance at December 31,................................................. $   4,773  $  7,273  $   3,704
                                                                         =========  ========  =========
 Change in net unrealized investment gains (losses)..................... $  (2,500) $  3,569  $  (2,635)
 Change in net unrealized investment gains (losses) attributable to
   noncontrolling interests.............................................        --        --         --
                                                                         ---------  --------  ---------
   Change in net unrealized investment gains (losses) attributable to
     Metropolitan Life Insurance Company................................ $  (2,500) $  3,569  $  (2,635)
                                                                         =========  ========  =========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2015        2014
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    16,257 $    19,099
 Estimated fair value.................................. $    17,700 $    21,185
Cash collateral on deposit from counterparties (2)..... $    18,053 $    21,635
Security collateral on deposit from counterparties (3). $        22 $        19
Reinvestment portfolio -- estimated fair value......... $    18,138 $    22,046

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

  The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                               December 31, 2015
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                                   (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  6,260             $  7,421          $  4,303     $  17,984      99.6%
U.S. corporate......................        1                   41                --            42       0.3
Agency RMBS.........................       --                    6                21            27       0.1
Foreign corporate...................       --                   --                --            --        --
Foreign government..................       --                   --                --            --        --
                                     --------             --------          --------     ---------    ------
 Total.............................. $  6,261             $  7,468          $  4,324     $  18,053     100.0%
                                     ========             ========          ========     =========    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


                                                               December 31, 2014
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                              (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  7,346             $  7,401          $  3,912     $  18,659      86.2%
U.S. corporate......................      109                  148                --           257       1.2
Agency RMBS.........................       --                  387             2,015         2,402      11.1
Foreign corporate...................      152                   89                --           241       1.1
Foreign government..................       22                   54                --            76       0.4
                                     --------             --------          --------     ---------    ------
 Total.............................. $  7,629             $  8,079          $  5,927     $  21,635     100.0%
                                     ========             ========          ========     =========    ======

--------

(1)The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2015 was $6.1 billion, over 99% of which were U.S. Treasury and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. Treasury and agency, agency RMBS, ABS, U.S. and foreign corporate securities) with 66% invested in U.S. Treasury and agency securities, agency RMBS, cash equivalents, short-term investments or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2015        2014
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,245 $     1,421
Invested assets pledged as collateral (1)...................      19,011      20,712
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    20,256 $    22,133
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  See "-- Securities Lending" for information regarding securities on loan and
Note 7 for information regarding investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2015       2014
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $    5,139 $    4,614
     Carrying value (2)............................. $    3,937 $    3,651

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       ------------------------
                                                           2015         2014
                                                       -----------   ----------
                                                            (In millions)
 Contractually required payments (including interest). $     1,401    $     820
 Cash flows expected to be collected (1).............. $     1,222    $     644
 Fair value of investments acquired................... $       905    $     433

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      ------------------------
                                                          2015         2014
                                                      -----------  -----------
                                                            (In millions)
 Accretable yield, January 1,........................ $     1,883  $     2,431
 Investments purchased...............................         317          211
 Accretion recognized in earnings....................        (276)        (217)
 Disposals...........................................         (48)         (47)
 Reclassification (to) from nonaccretable difference.         (92)        (495)
                                                      -----------  -----------
 Accretable yield, December 31,...................... $     1,784  $     1,883
                                                      ===========  ===========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $10.2 billion at December 31, 2015. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.4 billion at December 31, 2015. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for only one of the three most recent annual periods: 2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2015, 2014 and 2013. Aggregate total assets of these entities totaled $397.9 billion and $351.0 billion at December 31, 2015 and 2014, respectively. Aggregate total liabilities of these entities totaled $64.1 billion and $32.1 billion at December 31, 2015 and 2014, respectively. Aggregate net income (loss) of these entities totaled $23.4 billion, $33.7 billion and $25.0 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

   Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2015 and 2014.

                                                   December 31,
                                    ---------------------------------------
                                           2015                2014
                                    ------------------- -------------------
                                      Total     Total     Total     Total
                                     Assets  Liabilities Assets  Liabilities
                                    ------- ----------- ------- -----------
                                                 (In millions)
     Fixed maturity securities (1). $   104 $        50 $   163 $        78
     Other investments (2).........      89          13     121          30
                                    ------- ----------- ------- -----------
      Total........................ $   193 $        63 $   284 $       108
                                    ======= =========== ======= ===========

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment structure which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for each of the years ended December 31, 2015, 2014 and 2013.

(2)Other investments is comprised of other invested assets, other limited partnership interests, CSEs reported within FVO securities and real estate joint ventures. The Company consolidates CSEs which are entities that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2015 and 2014. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was less than $1 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Effective March 31, 2014, as a result of a quarterly reassessment in the first quarter of 2014, the Company deconsolidated an open ended core real estate fund, based on the terms of a revised partnership agreement. At
December 31, 2013, the Company had consolidated this real estate fund. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. As a result of the deconsolidation in 2014, supplemental disclosures of cash flow information on the consolidated statements of cash flows for the year ended December 31, 2014 includes reductions in redeemable noncontrolling interests, long-term debt and real estate and real estate joint ventures.

Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                        ---------------------------------------------
                                                 2015                   2014
                                        ---------------------- ----------------------
                                                     Maximum                Maximum
                                         Carrying   Exposure    Carrying   Exposure
                                          Amount   to Loss (1)   Amount   to Loss (1)
                                        ---------- ----------- ---------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and
   ABS) (2)............................ $   37,061 $   37,061  $   44,302 $   44,302
 U.S. and foreign corporate............      1,593      1,593       1,919      1,919
Other limited partnership interests....      2,874      3,672       3,722      4,833
Other invested assets..................      1,564      2,116       1,683      2,003
Real estate joint ventures.............         31         44          52         74
                                        ---------- ----------  ---------- ----------
 Total................................. $   43,123 $   44,486  $   51,678 $   53,131
                                        ========== ==========  ========== ==========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   credits guaranteed by third parties of $179 million and $212 million at December 31, 2015 and 2014, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2015, 2014 and 2013.

 Net Investment Income

    The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                ------------------------------------
                                                                   2015         2014         2013
                                                                ----------  ------------- ----------
                                                                            (In millions)
Investment income:
 Fixed maturity securities..................................... $    7,930   $    8,260   $    8,279
 Equity securities.............................................         91           86           78
 Trading and FVO securities -- Actively traded and FVO general
   account securities (1)......................................        (15)          23           43
 Mortgage loans................................................      2,514        2,378        2,405
 Policy loans..................................................        435          448          440
 Real estate and real estate joint ventures....................        743          725          699
 Other limited partnership interests...........................        519          721          633
 Cash, cash equivalents and short-term investments.............         25           26           32
 Operating joint venture.......................................          9            2           (4)
 Other.........................................................        202           61           21
                                                                ----------   ----------   ----------
   Subtotal....................................................     12,453       12,730       12,626
 Less: Investment expenses.....................................        876          838          844
                                                                ----------   ----------   ----------
   Subtotal, net...............................................     11,577       11,892       11,782
                                                                ----------   ----------   ----------
FVO CSEs -- interest income:
 Securities....................................................         --            1            3
                                                                ----------   ----------   ----------
   Subtotal....................................................         --            1            3
                                                                ----------   ----------   ----------
     Net investment income..................................... $   11,577   $   11,893   $   11,785
                                                                ==========   ==========   ==========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($18) million, ($14) million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The Company has a trading securities portfolio, principally invested in fixed maturity securities, to support investment strategies that involve the active and frequent purchase and sale of actively traded securities and the execution of short sale agreements. FVO securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset/liability management strategies for certain insurance products and securities held by CSEs.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                                    Years Ended December 31,
                                                                                  ----------------------------
                                                                                    2015       2014      2013
                                                                                  --------   -------   -------
                                                                                         (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.................................................................... $    (21)  $    (6)  $   (12)
     Utility.....................................................................      (15)       --       (48)
     Finance.....................................................................       --        --        (4)
     Communications..............................................................       --        --        (2)
                                                                                  --------   -------   -------
          Total U.S. and foreign corporate securities............................      (36)       (6)      (66)
   RMBS..........................................................................      (17)      (20)      (62)
   State and political subdivision...............................................       (1)       --        --
                                                                                  --------   -------   -------
          OTTI losses on fixed maturity securities recognized in earnings........      (54)      (26)     (128)
 Fixed maturity securities -- net gains (losses) on sales and disposals..........     (114)      (99)      177
                                                                                  --------   -------   -------
       Total gains (losses) on fixed maturity securities.........................     (168)     (125)       49
                                                                                  --------   -------   -------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Common stock..................................................................      (37)       (5)       (2)
   Non-redeemable preferred stock................................................       --       (16)      (17)
                                                                                  --------   -------   -------
          OTTI losses on equity securities recognized in earnings................      (37)      (21)      (19)
 Equity securities -- net gains (losses) on sales and disposals..................       --        42         6
                                                                                  --------   -------   -------
       Total gains (losses) on equity securities.................................      (37)       21       (13)
                                                                                  --------   -------   -------
Trading and FVO securities -- FVO general account securities.....................       --         1        11
Mortgage loans...................................................................      (90)      (36)       31
Real estate and real estate joint ventures.......................................      430       252       (15)
Other limited partnership interests..............................................      (66)      (69)      (41)
Other............................................................................      (18)     (108)        5
                                                                                  --------   -------   -------
       Subtotal..................................................................       51       (64)       27
                                                                                  --------   -------   -------
FVO CSEs:
 Securities......................................................................       --        --         2
 Long-term debt -- related to securities.........................................       --        (1)       (2)
Non-investment portfolio gains (losses)..........................................      208       208        21
                                                                                  --------   -------   -------
       Subtotal..................................................................      208       207        21
                                                                                  --------   -------   -------
          Total net investment gains (losses).................................... $    259   $   143   $    48
                                                                                  ========   =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $125 million, $132 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                   Years Ended December 31,
                                -------------------------------------------------------------
                                   2015        2014        2013       2015     2014     2013
                                ----------  ----------  ----------  -------  -------  -------
                                     Fixed Maturity Securities          Equity Securities
                                ----------------------------------  -------------------------
                                                        (In millions)
Proceeds....................... $   60,957  $   44,906  $   45,538  $   105  $   128  $   144
                                ==========  ==========  ==========  =======  =======  =======
Gross investment gains......... $      584  $      260  $      556  $    28  $    46  $    25
Gross investment losses........       (698)       (359)       (379)     (28)      (4)     (19)
OTTI losses....................        (54)        (26)       (128)     (37)     (21)     (19)
                                ----------  ----------  ----------  -------  -------  -------
 Net investment gains (losses). $     (168) $     (125) $       49  $   (37) $    21  $   (13)
                                ==========  ==========  ==========  =======  =======  =======

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                     2015         2014
                                                                                 -----------  -----------
                                                                                       (In millions)
Balance at January 1,........................................................... $       263  $       277
Additions:
 Initial impairments -- credit loss OTTI on securities not previously impaired..          14            1
 Additional impairments -- credit loss OTTI on securities previously
   impaired.....................................................................          15           15
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously impaired
   as credit loss OTTI..........................................................        (102)         (30)
 Increase in cash flows -- accretion of previous credit loss OTTI...............          (2)          --
                                                                                 -----------  -----------
Balance at December 31,......................................................... $       188  $       263
                                                                                 ===========  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -------------------------
                                                                       2015     2014    2013
                                                                     --------- ------- -------
                                                                           (In millions)
Estimated fair value of invested assets transferred to affiliates... $   1,003 $    97 $   781
Amortized cost of invested assets transferred to affiliates......... $     941 $    89 $   688
Net investment gains (losses) recognized on transfers............... $      62 $     8 $    93
Estimated fair value of invested assets transferred from affiliates. $     237 $   882 $   882

   In 2013, prior to the Mergers, the Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above. See Note 6 for additional information on the Mergers.

   In July 2014, prior to the Mergers, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance of $400 million and estimated fair value of $437 million, which are included in the table above. The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.9 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $250 million at 7.44% due on September 30, 2016, $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $445 million at 5.64% due on July 15, 2021 and $480 million at 5.86% due on December 16, 2021. The carrying value of these MetLife, Inc. affiliated loans totaled $2.0 billion at both December 31, 2015 and 2014 which are included in other invested assets. Net investment income from these affiliated loans was $95 million, $92 million and $90 million for the years ended December 31, 2015, 2014 and 2013, respectively.

   As a structured settlements assignment company, the Company purchases annuities from affiliates to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate annuity contract values recorded, for which the Company has also recorded an unpaid claim obligation of equal amounts, were $1.3 billion at December 31, 2015. The related net investment income and corresponding policyholder benefits and claims recognized were $63 million for the year ended December 31, 2015.

   The Company had a surplus note outstanding from American Life Insurance Company, an affiliate, which was included in other invested assets, totaling $100 million at both December 31, 2015 and 2014. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million and less than $1 million for the years ended December 31, 2015 and 2014, respectively.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $157 million, $179 million and $172 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2015, 2014 and 2013.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses exchange-traded interest rate futures in nonqualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

  -----------------------------------------------------------------------------
                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2015                            2014
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                               Gross                           Gross
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,089 $  2,177    $     11 $    5,632 $  2,031    $     18
  Foreign currency swaps.. Foreign currency exchange rate...      2,133       61         159      2,709       65         101
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                        7,222    2,238         170      8,341    2,096         119
                                                             ---------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      1,960      426          --      2,191      447          --
  Interest rate forwards.. Interest rate....................         70       15          --         70       18          --
  Foreign currency swaps.. Foreign currency exchange rate...     18,743    1,132       1,376     14,895      501         614
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                       20,773    1,573       1,376     17,156      966         614
                                                             ---------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................         27,995    3,811       1,546     25,497    3,062         733
                                                             ---------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments
Interest rate swaps....... Interest rate....................     51,489    2,613       1,197     56,394    2,213       1,072
Interest rate floors...... Interest rate....................     13,701      252          10     36,141      319         108
Interest rate caps........ Interest rate....................     55,136       67           2     41,227      134           1
Interest rate futures..... Interest rate....................      2,023       --           2         70       --          --
Interest rate options..... Interest rate....................      2,295      227           4      6,399      379          15
Synthetic GICs............ Interest rate....................      4,216       --          --      4,298       --          --
Foreign currency swaps.... Foreign currency exchange rate...      8,095      600          94      8,774      359         176
Foreign currency forwards. Foreign currency exchange rate...      3,014       83          36      3,985       92          80
Credit default swaps --
 purchased................ Credit...........................        819       28           8        857        8          11
Credit default swaps --
 written.................. Credit...........................      6,577       51          11      7,419      130           5
Equity futures............ Equity market....................      1,452       15          --        954       10          --
Equity index options...... Equity market....................      7,364      326         349      7,698      328         352
Equity variance swaps..... Equity market....................      5,676       62         160      5,678       60         146
TRRs...................... Equity market....................        952       11           9        911       10          33
                                                             ---------- --------    -------- ---------- --------    --------
    Total non-designated or nonqualifying derivatives...        162,809    4,335       1,882    180,805    4,042       1,999
                                                             ---------- --------    -------- ---------- --------    --------
      Total...........................................       $  190,804 $  8,146    $  3,428 $  206,302 $  7,104    $  2,732
                                                             ========== ========    ======== ========== ========    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2015 and 2014. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                       Years Ended December 31,
                                                   -------------------------------
                                                     2015       2014        2013
                                                   --------- ----------  ---------
                                                            (In millions)
Freestanding derivatives and hedging gains
  (losses) (1).................................... $     463 $    1,207  $  (1,205)
Embedded derivatives gains (losses)...............       418       (170)       135
                                                   --------- ----------  ---------
  Total net derivative gains (losses)............. $     881 $    1,037  $  (1,070)
                                                   ========= ==========  =========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2015      2014      2013
                                                   --------  --------  --------
                                                           (In millions)
Qualifying hedges:
  Net investment income........................... $    227  $    162  $    129
  Interest credited to policyholder account
   balances.......................................       28       106       148
Nonqualifying hedges:
  Net investment income...........................       (5)       (4)       (6)
  Net derivative gains (losses)...................      518       484       450
  Policyholder benefits and claims................        2         8        --
                                                   --------  --------  --------
   Total.......................................... $    770  $    756  $    721
                                                   ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                            Net          Net     Policyholder
                                         Derivative   Investment Benefits and
                                       Gains (Losses) Income (1)  Claims (2)
                                       -------------- ---------- ------------
                                                   (In millions)
   Year Ended December 31, 2015
   Interest rate derivatives..........  $      (243)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          678          --            --
   Credit derivatives -- purchased....           17          (3)           --
   Credit derivatives -- written......          (57)         --            --
   Equity derivatives.................         (152)        (11)           --
                                        -----------    --------    ----------
     Total............................  $       243    $    (14)   $       --
                                        ===========    ========    ==========
   Year Ended December 31, 2014
   Interest rate derivatives..........  $       314    $     --    $       --
   Foreign currency exchange rate
     derivatives......................          554          --            --
   Credit derivatives -- purchased....           (2)         --            --
   Credit derivatives -- written......           (1)         --            --
   Equity derivatives.................           11         (10)          (10)
                                        -----------    --------    ----------
     Total............................  $       876    $    (10)   $      (10)
                                        ===========    ========    ==========
   Year Ended December 31, 2013
   Interest rate derivatives..........  $    (1,753)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          (69)         --            --
   Credit derivatives -- purchased....           (6)        (14)           --
   Credit derivatives -- written......          100           1            --
   Equity derivatives.................           --         (22)           --
                                        -----------    --------    ----------
     Total............................  $    (1,728)   $    (35)   $       --
                                        ===========    ========    ==========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative   Net Derivative  Ineffectiveness
                                                               Gains (Losses)   Gains (Losses)   Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized     Recognized for  Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives   Hedged Items   Gains (Losses)
-------------------------  ----------------------------------- ---------------  --------------  ---------------
                                                                                 (In millions)
Year Ended December 31, 2015
Interest rate swaps:       Fixed maturity securities..........     $         4      $       --      $         4
                           Policyholder liabilities (1).......              (4)             (6)             (10)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities. .....................              14              (5)               9
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (240)            231               (9)
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (226)     $      220      $        (6)
                                                                   ===========      ==========      ===========
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........     $         4      $       (1)     $         3
                           Policyholder liabilities (1).......             649            (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.... ..................              13             (11)               2
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (283)            270             (13)
                                                                   -----------      ----------      -----------
  Total.....................................................       $       383      $     (377)     $         6
                                                                   ===========      ==========      ===========
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........     $        34      $      (33)     $         1
                           Policyholder liabilities (1).......            (800)            807                7
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13             (12)               1
                           Foreign-denominated policyholder
                             account balances (2).............             (98)            112               14
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (851)     $      874      $        23
                                                                   ===========      ==========      ===========

--------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $14 million and ($14) million for the years ended December 31, 2015 and 2014, respectively, and were not significant for the year ended December 31, 2013.

  At December 31, 2015 and 2014, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

  At December 31, 2015 and 2014, the balance in AOCI associated with cash flow hedges was $2.2 billion and $1.6 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location       Amount and Location
                            Amount of Gains          of Gains (Losses)         of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)    (Loss) on Derivatives
------------------------  -------------------- ----------------------------  ---------------------
                          (Effective Portion)       (Effective Portion)      (Ineffective Portion)
-                         -------------------- ----------------------------  ---------------------
                                               Net Derivative Net Investment    Net Derivative
                                               Gains (Losses)     Income        Gains (Losses)
                                               -------------- -------------- ---------------------
                                                       (In millions)
Year Ended December 31, 2015
Interest rate swaps......      $       76        $       83   $          11   $                 2
Interest rate forwards...              (3)                4               2                    --
Foreign currency swaps...             (92)             (679)             (1)                    7
Credit forwards..........              --                 1               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      (19)       $     (591)  $          13   $                 9
                               ==========        ==========   =============   ===================
Year Ended December 31, 2014
Interest rate swaps......      $      587        $       41   $           9   $                 3
Interest rate forwards...              34                (8)              2                    --
Foreign currency swaps...             (15)             (725)             (2)                    2
Credit forwards..........              --                --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      606        $     (692)  $          10   $                 5
                               ==========        ==========   =============   ===================
Year Ended December 31, 2013
Interest rate swaps......      $     (511)       $       20   $           8   $                (3)
Interest rate forwards...             (43)                1               2                    --
Foreign currency swaps...            (120)              (15)             (3)                    2
Credit forwards..........              (3)               --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $     (677)       $        6   $           8   $                (1)
                               ==========        ==========   =============   ===================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2015, $93 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $7.4 billion at December 31, 2015 and 2014, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2015 and 2014, the Company would have received $40 million and $125 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2015                                   2014
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $     2    $        245      2.5       $      5   $        415      2.2
   Credit default swaps referencing
     indices............................        5           1,366      3.3             10          1,566      2.7
                                         ---------- --------------              ---------- --------------
    Subtotal............................        7           1,611      3.2             15          1,981      2.6
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................        5             752      2.6             15          1,002      2.8
   Credit default swaps referencing
     indices............................       21           3,452      4.8             59          3,687      4.5
                                         ---------- --------------              ---------- --------------
    Subtotal............................       26           4,204      4.4             74          4,689      4.1
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................       (2)             60      2.2             --             60      3.0
   Credit default swaps referencing
     indices............................       (1)            100      1.0             (1)           100      2.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................       (3)            160      1.4             (1)           160      2.4
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................       --              --       --             --             --       --
   Credit default swaps referencing
     indices............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
      Total.............................  $    40    $      6,577      4.1       $    125   $      7,419      3.8
                                         ========== ==============              ========== ==============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $7.4 billion from the table above were $70 million and $60 million at December 31, 2015 and 2014, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $20 million and $15 million in gross notional amount and ($2) million and $1 million in estimated fair value at December 31, 2015 and 2014, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                              December 31,
                                                                              --------------------------------------------
                                                                                       2015                   2014
                                                                              ---------------------  ---------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement    Assets   Liabilities   Assets   Liabilities
----------------------------------------------------------------------------  ---------  ----------- ---------  -----------
                                                                                              (In millions)
     Gross estimated fair value of derivatives:
      OTC-bilateral (1)...................................................... $   7,368   $   2,667  $   6,497   $   2,092
      OTC-cleared (1)........................................................       909         783        740         682
      Exchange-traded........................................................        15           2         10          --
                                                                              ---------   ---------  ---------   ---------
        Total gross estimated fair value of derivatives (1)..................     8,292       3,452      7,247       2,774
     Amounts offset on the consolidated balance sheets.......................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Estimated fair value of derivatives presented on the consolidated
       balance sheets (1)....................................................     8,292       3,452      7,247       2,774
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
      OTC-bilateral..........................................................    (2,117)     (2,117)    (1,742)     (1,742)
      OTC-cleared............................................................      (776)       (776)      (638)       (638)
      Exchange-traded........................................................        --          --         --          --
     Cash collateral: (3), (4)
      OTC-bilateral..........................................................    (3,705)         (3)    (2,470)         (2)
      OTC-cleared............................................................      (119)         --        (97)        (40)
      Exchange-traded........................................................        --          --         --          --
     Securities collateral: (5)
      OTC-bilateral..........................................................    (1,345)       (541)    (2,161)       (333)
      OTC-cleared............................................................        --          --         --          (3)
      Exchange-traded........................................................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Net amount after application of master netting agreements and
       collateral............................................................ $     230   $      15  $     139   $      16
                                                                              =========   =========  =========   =========

--------

(1)At December 31, 2015 and 2014, derivative assets included income or expense accruals reported in accrued investment income or in other liabilities of $146 million and $143 million, respectively, and derivative liabilities included income or expense accruals reported in accrued investment income or in other liabilities of $24 million and $42 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $0 and $138 million at December 31, 2015 and 2014, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2015 and 2014, the Company received excess cash collateral of $17 million and $0, respectively, and provided excess cash collateral of $58 million and $31 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2015 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2015 and 2014, the Company received excess securities collateral with an estimated fair value of $71 million and $243 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2015 and 2014, the Company provided excess securities collateral with an estimated fair value of $81 million and $57 million, respectively, for its OTC-bilateral derivatives, and $239 million and $155 million, respectively, for its OTC-cleared derivatives, and $15 million and $17 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company, or its subsidiaries, as applicable, would be required to provide if there was a one-notch downgrade in such companies' financial strength rating at the reporting date or if such companies' financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                        December 31,
                                              -----------------------------------------------------------------
                                                            2015                             2014
                                              -------------------------------- --------------------------------
                                              Derivatives Derivatives          Derivatives Derivatives
                                              Subject to  Not Subject          Subject to  Not Subject
                                               Financial  to Financial          Financial  to Financial
                                               Strength-   Strength-            Strength-   Strength-
                                              Contingent   Contingent          Contingent   Contingent
                                              Provisions   Provisions   Total  Provisions   Provisions   Total
                                              ----------- ------------ ------- ----------- ------------ -------
                                                                        (In millions)
Estimated fair value of derivatives in a net
  liability position (1).....................  $      547   $        3 $   550  $      334    $       4 $   338
Estimated Fair Value of Collateral Provided
 Fixed maturity securities...................  $      622   $       -- $   622  $      390    $      -- $   390
 Cash........................................  $       --   $        4 $     4  $       --    $       2 $     2
Fair Value of Incremental Collateral
  Provided Upon
 One-notch downgrade in financial strength
   rating....................................  $       --   $       -- $    --  $       --    $      -- $    --
 Downgrade in financial strength rating to a
   level that triggers full overnight
   collateralization or termination of the
   derivative position.......................  $       --   $       -- $    --  $       --    $      -- $    --

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                         December 31,
                                                                      -----------------
                                            Balance Sheet Location      2015      2014
                                           -------------------------- --------  -------
                                                                        (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits....... Premiums, reinsurance and
                                             other receivables....... $    712  $   657
  Options embedded in debt or equity
   securities............................. Investments...............     (142)    (150)
                                                                      --------  -------
   Net embedded derivatives within asset host contracts...........    $    570  $   507
                                                                      ========  =======
Net embedded derivatives within liability
  host contracts:
  Direct guaranteed minimum benefits...... Policyholder account
                                             balances................ $   (284) $  (548)
  Assumed guaranteed minimum benefits..... Policyholder account
                                             balances................      126       72
  Funds withheld on ceded reinsurance..... Other liabilities.........      687    1,200
  Other................................... Policyholder account
                                             balances................       (3)       7
                                                                      --------  -------
   Net embedded derivatives within liability host contracts.......    $    526  $   731
                                                                      ========  =======

    The following table presents changes in estimated fair value related to embedded derivatives:

                                                    Years Ended December 31,
                                              ------------------------------------
                                                  2015        2014        2013
                                              ------------ ----------- -----------
                                                         (In millions)
Net derivative gains (losses) (1), (2)....... $        418 $     (170) $       135

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $29 million, $14 million and ($42) million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($4) million, ($9) million and $125 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                   December 31, 2015
                                                   -------------------------------------------------
                                                         Fair Value Hierarchy
                                                   ---------------------------------
                                                                                             Total Estimated
                                                    Level 1        Level 2       Level 3       Fair Value
                                                   ----------    -----------    ----------   ---------------
                                                                        (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................... $       --    $    56,848    $    4,709       $    61,557
 U.S. Treasury and agency.........................     23,015         16,678            --            39,693
 Foreign corporate................................         --         23,222         3,573            26,795
 RMBS.............................................         --         20,585         3,330            23,915
 State and political subdivision..................         --          6,941            33             6,974
 CMBS.............................................         --          6,361           218             6,579
 ABS..............................................         --          5,699           868             6,567
 Foreign government...............................         --          3,331           275             3,606
                                                   ----------    -----------    ----------       -----------
   Total fixed maturity securities................     23,015        139,665        13,006           175,686
                                                   ----------    -----------    ----------       -----------
Equity securities.................................        424          1,197           328             1,949
Trading and FVO securities:
 Actively traded securities.......................         --            400             4               404
 FVO general account securities...................         --             --            15                15
 FVO securities held by CSEs......................         --              2            10                12
                                                   ----------    -----------    ----------       -----------
   Total trading and FVO securities...............         --            402            29               431
                                                   ----------    -----------    ----------       -----------
Short-term investments............................      1,513          3,882           200             5,595
Residential mortgage loans -- FVO.................         --             --           314               314
Derivative assets: (1)
 Interest rate....................................         --          5,762            15             5,777
 Foreign currency exchange rate...................         --          1,876            --             1,876
 Credit...........................................         --             72             7                79
 Equity market....................................         15            282           117               414
                                                   ----------    -----------    ----------       -----------
   Total derivative assets........................         15          7,992           139             8,146
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within asset host
 contracts (2)....................................         --             --           712               712
Separate account assets (3).......................     23,498        110,921         1,520           135,939
                                                   ----------    -----------    ----------       -----------
     Total assets................................. $   48,465    $   264,059    $   16,248       $   328,772
                                                   ==========    ===========    ==========       ===========
Liabilities
Derivative liabilities: (1)
 Interest rate.................................... $        2    $     1,224    $       --       $     1,226
 Foreign currency exchange rate...................         --          1,665            --             1,665
 Credit...........................................         --             17             2                19
 Equity market....................................         --            358           160               518
                                                   ----------    -----------    ----------       -----------
   Total derivative liabilities...................          2          3,264           162             3,428
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within liability host
 contracts (2)....................................         --             --           526               526
Long-term debt....................................         --             50            36                86
Long-term debt of CSEs -- FVO.....................         --             --            11                11
Trading liabilities (4)...........................        103             50            --               153
                                                   ----------    -----------    ----------       -----------
     Total liabilities............................ $      105    $     3,364    $      735       $     4,204
                                                   ==========    ===========    ==========       ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                              ----------------------------------------------
                                                   Fair Value Hierarchy
                                              ------------------------------
                                                                             Total Estimated
                                               Level 1   Level 2    Level 3    Fair Value
                                              --------- ---------- --------- ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................. $      -- $   60,420 $   4,937   $      65,357
  U.S. Treasury and agency...................    21,625     17,445        --          39,070
  Foreign corporate..........................        --     26,227     3,591          29,818
  RMBS.......................................        --     24,534     3,629          28,163
  State and political subdivision............        --      6,520        --           6,520
  CMBS.......................................        --      7,464       449           7,913
  ABS........................................        --      6,734     1,492           8,226
  Foreign government.........................        --      3,642       202           3,844
                                              --------- ---------- ---------   -------------
   Total fixed maturity securities...........    21,625    152,986    14,300         188,911
                                              --------- ---------- ---------   -------------
Equity securities............................       584      1,266       215           2,065
Trading and FVO securities:
  Actively traded securities.................        22        627         5             654
  FVO general account securities.............        --         22        14              36
  FVO securities held by CSEs................        --          3        12              15
                                              --------- ---------- ---------   -------------
   Total trading and FVO securities..........        22        652        31             705
                                              --------- ---------- ---------   -------------
Short-term investments (5)...................       860      3,091       230           4,181
Residential mortgage loans -- FVO............        --         --       308             308
Derivative assets: (1)
  Interest rate..............................        --      5,524        17           5,541
  Foreign currency exchange rate.............        --      1,010         7           1,017
  Credit.....................................        --        125        13             138
  Equity market..............................        10        279       119             408
                                              --------- ---------- ---------   -------------
   Total derivative assets...................        10      6,938       156           7,104
                                              --------- ---------- ---------   -------------
Net embedded derivatives within asset host
  contracts (2)..............................        --         --       657             657
Separate account assets (3)..................    26,119    111,601     1,615         139,335
                                              --------- ---------- ---------   -------------
     Total assets............................ $  49,220 $  276,534 $  17,512   $     343,266
                                              ========= ========== =========   =============
Liabilities
Derivative liabilities: (1)
  Interest rate.............................. $      -- $    1,214 $      --   $       1,214
  Foreign currency exchange rate.............        --        971        --             971
  Credit.....................................        --         15         1              16
  Equity market..............................        --        382       149             531
                                              --------- ---------- ---------   -------------
   Total derivative liabilities..............        --      2,582       150           2,732
                                              --------- ---------- ---------   -------------
Net embedded derivatives within liability
  host contracts (2).........................        --          7       724             731
Long-term debt...............................        --         82        35             117
Long-term debt of CSEs -- FVO................        --         --        13              13
Trading liabilities (4)......................       215         24        --             239
                                              --------- ---------- ---------   -------------
     Total liabilities....................... $     215 $    2,695 $     922   $       3,832
                                              ========= ========== =========   =============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2015 and 2014, debt and equity securities also included embedded derivatives of ($142) million and ($150) million, respectively.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(4)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

(5)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

  consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 5% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2015.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

    The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                     Level 2                   Level 3
         Instrument             Observable Inputs        Unobservable Inputs
   -----------------------------------------------------------------------------
   Fixed Maturity Securities
   -----------------------------------------------------------------------------
     U.S. corporate and Foreign corporate securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market   Principally the market
                              and income approaches.   approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . illiquidity premium
                                markets that are not
                                active
                             . benchmark yields;       . delta spread
                                spreads off benchmark     adjustments to
                                yields; new issuances;    reflect specific
                                issuer rating             credit-related issues
                             . trades of identical     . credit spreads
                                or comparable
                                securities; duration
                             . Privately-placed        . quoted prices in
                                securities are valued     markets that are not
                                using the additional      active for identical
                                key inputs:               or similar securities
                              . market yield curve;       that are less liquid
                                 call provisions          and based on lower
                              . observable prices         levels of trading
                                 and spreads for          activity than
                                 similar public or        securities classified
                                 private securities       in Level 2
                                 that incorporate the  . independent
                                 credit quality and       non-binding broker
                                 industry sector of       quotations
                                 the issuer
                              . delta spread
                                 adjustments to
                                 reflect specific
                                 credit-related issues
   -----------------------------------------------------------------------------
     U.S. Treasury and agency, State and political subdivision and Foreign government securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                             Principally the market    Principally the market
                             approach.                 approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . independent
                                markets that are not      non-binding broker
                                active                    quotations
                             . benchmark U.S.          . quoted prices in
                                Treasury yield or         markets that are not
                                other yields              active for identical
                             . the spread off the         or similar securities
                                U.S. Treasury yield       that are less liquid
                                curve for the             and based on lower
                                identical security        levels of trading
                             . issuer ratings and         activity than
                                issuer spreads;           securities classified
                                broker-dealer quotes      in Level 2
                             . comparable securities
                                that are actively
                                traded
                                                       . credit spreads
   -----------------------------------------------------------------------------
     Structured securities comprised of RMBS, CMBS and ABS
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market    Principally the market
                              and income approaches.    and income approaches.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . credit spreads
                                markets that are not
                                active
                             . spreads for actively    . quoted prices in
                                traded securities;        markets that are not
                                spreads off benchmark     active for identical
                                yields                    or similar securities
                             . expected prepayment        that are less liquid
                                speeds and volumes        and based on lower
                             . current and                levels of trading
                                forecasted loss           activity than
                                severity; ratings;        securities classified
                                geographic region         in Level 2
                             . weighted average        . independent
                                coupon and weighted       non-binding broker
                                average maturity          quotations
                             . average delinquency
                                rates; debt-service
                                coverage ratios
                             . issuance-specific
                                information,
                                including, but not
                                limited to:
                              . collateral type;
                                 structure of the
                                 security; vintage of
                                 the loans
                              . payment terms of the
                                 underlying assets
                              . payment priority
                                 within the tranche;
                                 deal performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                    Level 2                    Level 3
       Instrument              Observable Inputs         Unobservable Inputs
--------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------
                           Valuation Techniques:      Valuation Techniques:
                            Principally the market     Principally the market
                            approach.                  and income approaches.
                           Key Input:                 Key Inputs:
                           . quoted prices in
                              markets that are not    . credit ratings;
                              considered active          issuance structures
                                                      . quoted prices in
                                                         markets that are not
                                                         active for identical or
                                                         similar securities that
                                                         are less liquid and
                                                         based on lower levels
                                                         of trading activity
                                                         than securities
                                                         classified in Level 2
                                                      . independent non-binding
                                                         broker quotations
--------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------
                           . Trading and FVO          . Trading and FVO
                              securities and             securities and
                              short-term investments     short-term investments
                              are of a similar nature    are of a similar nature
                              and class to the fixed     and class to the fixed
                              maturity and equity        maturity and equity
                              securities described       securities described
                              above; accordingly, the    above; accordingly, the
                              valuation techniques and   valuation techniques
                              observable inputs used     and unobservable inputs
                              in their valuation are     used in their valuation
                              also similar to those      are also similar to
                              described above.           those described above.
--------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Principally the market
                                                       approach, including
                                                       matrix pricing or other
                                                       similar techniques.
                                                      Key Inputs: Inputs that
                                                       are unobservable or
                                                       cannot be derived
                                                       principally from, or
                                                       corroborated by,
                                                       observable market data
--------------------------------------------------------------------------------
Separate Account Assets (1)
--------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------
                           Key Input:                 . N/A
                           . quoted prices or
                              reported NAV
                              provided by the
                              fund managers
--------------------------------------------------------------------------------
  Other limited partnership interests
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Valued giving
                                                       consideration to the
                                                       underlying holdings of
                                                       the partnerships and by
                                                       applying a premium or
                                                       discount, if appropriate.
                                                      Key Inputs:
                                                      . liquidity; bid/ask
                                                         spreads; performance
                                                         record of the fund
                                                         manager
                                                      . other relevant
                                                         variables that may
                                                         impact the exit value
                                                         of the particular
                                                         partnership interest
--------------------------------------------------------------------------------

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

 valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

    Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

    Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                    Foreign Currency
                                                                                     Exchange Rate
-----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .basis curves
                                       . interest rate volatility (1)         .currency spot rates
                                                                              .cross currency basis curves
-----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .basis curves (2)
                                                                              .cross currency basis
                                                                              .curves (2)
                                                                              .currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .credit curves
                                       . interest rate volatility (1)         .recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .credit curves (2)
                                                                              .credit spreads
                                                                              .repurchase rates
                                                                              .  independent non-binding
                                                                               broker quotations

             Instrument                            Interest Rate                     Equity Market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     . swap yield curve
 by instrument type                    . basis curves                         . spot equity index levels
                                       . interest rate volatility (1)         . dividend yield curves
                                                                              . equity volatility (1)
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 . dividend yield curves (2)
                                       . basis curves (2)                     . equity volatility (1), (2)
                                                                              .  correlation between model
                                                                               inputs (1)



--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2015, transfers between Levels 1 and 2 were not significant. For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                      December 31, 2015
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (65)   -      240      37
                                                      Offered quotes (5)            39    -       96      60
                                Market pricing        Quoted prices (5)             --    -      385     125
                                Consensus pricing     Offered quotes (5)           100    -      119     103
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             19    -      121      92
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             16    -      103     100
                                Consensus pricing     Offered quotes (5)            97    -      105      99
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               307    -      307
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)               --    -       --
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              17%    -      36%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.09%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.25%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates             0%    -      25%
                                                      Withdrawal rates           0.25%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk        0.04%    -    0.52%
                                                         spread

                                                                                      December 31, 2014
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (40)   -      240      39
                                                      Offered quotes (5)            64    -      130      96
                                Market pricing        Quoted prices (5)             --    -      590     126
                                Consensus pricing     Offered quotes (5)            98    -      126     101
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             22    -      120      97
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             15    -      110     100
                                Consensus pricing     Offered quotes (5)            56    -      106      98
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               290    -      290
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)              40%    -      55%
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              15%    -      27%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.10%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.50%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates            20%    -      50%
                                                      Withdrawal rates           0.07%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk
                                                         spread                  0.03%    -    0.46%

                                                                                   Impact of
                                                                                Increase in Input
                                                          Significant             on Estimated
                               Valuation Techniques   Unobservable Inputs        Fair Value (2)
                               --------------------- -----------------------    -----------------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           Decrease
                                                      Offered quotes (5)           Increase
                                Market pricing        Quoted prices (5)            Increase
                                Consensus pricing     Offered quotes (5)           Increase
                               -------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)          Increase (6)
                               -------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)          Increase (6)
                                Consensus pricing     Offered quotes (5)         Increase (6)
                               -------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)             Increase (11)
                                   techniques
                               -------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)            Increase (11)
 rate.........................     techniques
                               -------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)         Decrease (9)
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               -------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)            Increase (11)
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)
                               -------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40             Decrease (13)
 benefits.....................
                                                         Ages 41 - 60            Decrease (13)
                                                         Ages 61 - 115           Decrease (13)
                                                      Lapse rates:
                                                         Durations 1 - 10        Decrease (14)
                                                         Durations 11 - 20       Decrease (14)
                                                         Durations 21 - 116      Decrease (14)
                                                      Utilization rates          Increase (15)
                                                      Withdrawal rates                (16)
                                                      Long-term equity           Increase (17)
                                                        volatilities
                                                      Nonperformance risk        Decrease (18)
                                                         spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2015 and 2014, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long- term debt, and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ---------------------------------------------------------------------------------------
                                                           Fixed Maturity Securities
                                         -------------------------------------------------------------
                                                          U.S.                    State and                           Trading
                                                        Treasury                  Political   Foreign     Equity      and FVO
                                         Corporate (1) and Agency Structured (2) Subdivision Government Securities Securities (3)
                                         ------------- ---------- -------------- ----------- ---------- ---------- --------------
                                                                              (In millions)
Balance, January 1, 2014................    $ 8,467       $ 62      $   5,469      $    --     $  274     $  328       $  26
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         (5)        --             12           --        (49)         7          --
Total realized/unrealized gains
 (losses) included in AOCI..............        218         --            103           --         22          2          --
Purchases (6)...........................      1,763         --          2,740           --         --         19           5
Sales (6)...............................     (1,154)        --         (1,306)          --       (115)       (59)         (8)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        206         --             84           --         70         --          13
Transfers out of Level 3 (7)............       (967)       (62)        (1,532)          --         --        (82)         (5)
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2014..............      8,528         --          5,570           --        202        215          31
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         38         --            101           --          1         12          (1)
Total realized/unrealized gains
 (losses) included in AOCI..............       (399)        --            (67)          --         (1)       (53)         --
Purchases (6)...........................      1,546         --          1,393           33        120        127          --
Sales (6)...............................     (1,018)        --         (1,205)          --         (1)       (61)         (1)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        635         --             32           --         --         88          --
Transfers out of Level 3 (7)............     (1,048)        --         (1,408)          --        (46)        --          --
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2015..............    $ 8,282       $ --      $   4,416      $    33     $  275     $  328       $  29
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2013: (8)..............................    $   (39)      $ --      $      31      $    --     $    4     $  (17)      $   5
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2014: (8)..............................    $    (4)      $ --      $      42      $    --     $    1     $   (5)      $  --
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (8)..............................    $     7       $ --      $     102      $    --     $    1     $   --       $  --
                                            =======       ====      =========      =======     ======     ======       =====
Gains (Losses) Data for the year ended
 December 31, 2013
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................    $   (56)      $ --      $      31      $    --     $    6     $  (10)      $  11
Total realized/unrealized gains
 (losses) included in AOCI..............    $   (33)      $ (3)     $     115      $    --     $  (45)    $   79       $  --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ----------------------------------------------------------------------------------------
                                 Residential
                                  Mortgage    Separate                                              Long-term
                     Short-term    Loans -    Account         Net          Net Embedded   Long-term  Debt of
                     Investments     FVO     Assets (9) Derivatives (10) Derivatives (11)   Debt    CSEs - FVO
                     ----------- ----------- ---------- ---------------- ---------------- --------- ----------
                                                           (In millions)
Balance, January 1,
 2014...............    $ 175       $ 338      $1,209        $  36            $   48        $ (43)    $ (28)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       (1)         20         102            1              (144)          --        (1)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           40                --           --        --
Purchases (6).......      230         124         527          111                --           --        --
Sales (6)...........     (156)       (120)       (376)          --                --           --        --
Issuances (6).......       --          --          81         (159)               --          (30)       --
Settlements (6).....       --         (54)        (28)         (23)               29           20        16
Transfers into
 Level 3 (7)........       --          --         144           --                --           --        --
Transfers out of
 Level 3 (7)........      (18)         --         (44)          --                --           18        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2014..      230         308       1,615            6               (67)         (35)      (13)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       --          20          15          (27)              447           --        --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           (2)               --           --        --
Purchases (6).......      200         136         348            3                --           --        --
Sales (6)...........       --        (121)       (344)          --                --           --        --
Issuances (6).......       --          --          98           --                --          (38)       --
Settlements (6).....       --         (29)        (60)          (3)             (194)          37         2
Transfers into
 Level 3 (7)........       --          --           1           --                --           --        --
Transfers out of
 Level 3 (7)........     (230)         --        (153)          --                --           --        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2015..    $ 200       $ 314      $1,520        $ (23)           $  186        $ (36)    $ (11)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2013:
 (8)................    $   1       $   1      $   --        $ (29)           $  115        $  --     $  (2)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014:
 (8)................    $  --       $  20      $   --        $   8            $ (115)       $  --     $  (1)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2015:
 (8)................    $  --       $  20      $   --        $ (24)           $  461        $  --     $  --
                        =====       =====      ======        =====            ======        =====     =====
Gains (Losses) Data
 for the year ended
 December 31, 2013..
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............    $ (23)      $   1      $   42        $ (35)           $  102        $  --     $  (2)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...    $  19       $  --      $   --        $ (44)           $   --        $  --     $  --

--------

(1)Comprised of U.S. and foreign corporate securities.

(2)Comprised of RMBS, CMBS, and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Comprised of Actively traded securities, FVO general account securities and FVO securities held by CSEs.

(4)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(5)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(6)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(10)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(11)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value Option

  The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                         December 31,
                                                                      ------------------
                                                                        2015      2014
                                                                      --------  --------
                                                                         (In millions)
Unpaid principal balance............................................. $    436  $    436
Difference between estimated fair value and unpaid principal balance.     (122)     (128)
                                                                      --------  --------
 Carrying value at estimated fair value.............................. $    314  $    308
                                                                      ========  ========
Loans in non-accrual status.......................................... $    122  $    125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                                                       Long-term Debt of
                                                              Long-term Debt              CSEs - FVO
                                                         ------------------------- ------------------------
                                                         December 31, December 31, December 31, December 31,
                                                             2015         2014         2015         2014
                                                         ------------ ------------ ------------ ------------
                                                                            (In millions)
Contractual principal balance...........................   $    82      $    115     $    24      $    26
Difference between estimated fair value and contractual
  principal balance.....................................         4             2         (13)         (13)
                                                           -------      --------     -------      -------
 Carrying value at estimated fair value (1).............   $    86      $    117     $    11      $    13
                                                           =======      ========     =======      =======

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                        At December 31,              Years Ended December 31,
                                                   -------------------------------- --------------------------
                                                    2015        2014       2013       2015     2014     2013
                                                    -------    --------   --------  --------- ------  --------
                                                   Carrying Value After Measurement       Gains (Losses)
                                                   -------------------------------- --------------------------
                                                                             (In millions)
Mortgage loans (1)................................ $    40    $     94   $    175   $     (1) $    2  $     24
Other limited partnership interests (2)........... $    57    $    109   $     71   $    (31) $  (70) $    (40)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2015 and 2014 were not significant.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                December 31, 2015
                                             --------------------------------------------------------
                                                              Fair Value Hierarchy
                                                       -----------------------------------
                                                                                             Total
                                             Carrying                                      Estimated
                                              Value        Level 1     Level 2     Level 3 Fair Value
                                             --------- ----------- ----------- ----------- ----------
                                                                  (In millions)
Assets
Mortgage loans.............................. $  53,408  $      --   $      --   $  54,969  $  54,969
Policy loans................................ $   8,134  $      --   $     330   $   9,539  $   9,869
Real estate joint ventures.................. $      12  $      --   $      --   $      39  $      39
Other limited partnership interests......... $     467  $      --   $      --   $     553  $     553
Other invested assets....................... $   2,372  $      --   $   2,197   $     202  $   2,399
Premiums, reinsurance and other receivables. $  13,879  $      --   $     229   $  14,610  $  14,839
Liabilities
Policyholder account balances............... $  71,331  $      --   $      --   $  73,506  $  73,506
Long-term debt.............................. $   1,618  $      --   $   1,912   $      --  $   1,912
Other liabilities........................... $  19,545  $      --   $     323   $  19,882  $  20,205
Separate account liabilities................ $  60,767  $      --   $  60,767   $      --  $  60,767

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                         --------------------------------------------------------
                                                          Fair Value Hierarchy
                                                   -----------------------------------
                                                                                         Total
                                         Carrying                                      Estimated
                                          Value        Level 1     Level 2     Level 3 Fair Value
                                         --------- ----------- ----------- ----------- ----------
                                                              (In millions)
Assets
Mortgage loans.......................... $  48,751  $      --   $      --   $  50,992  $  50,992
Policy loans............................ $   8,491  $      --   $     796   $   9,614  $  10,410
Real estate joint ventures.............. $      30  $      --   $      --   $      54  $      54
Other limited partnership interests..... $     635  $      --   $      --   $     819  $     819
Other invested assets................... $   2,385  $      --   $   2,270   $     220  $   2,490
Premiums, reinsurance and other
 receivables............................ $  13,845  $      --   $      94   $  14,607  $  14,701
Liabilities
Policyholder account balances........... $  73,225  $      --   $      --   $  75,481  $  75,481
Long-term debt.......................... $   1,897  $      --   $   2,029   $     268  $   2,297
Other liabilities....................... $  20,139  $      --   $     609   $  20,133  $  20,742
Separate account liabilities............ $  60,840  $      --   $  60,840   $      --  $  60,840

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

    The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

    Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

    The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

    These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

    Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

    Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

    The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

    These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

    The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

    Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

  Other Liabilities

    Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

    Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

    Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

    Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Goodwill (continued)


  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, control premium, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  For the 2015 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more likely than not that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                         Group,
                                       Voluntary & Corporate
                                        Worksite    Benefit  Corporate
                                Retail  Benefits    Funding   & Other   Total
                                ------ ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2013
  Goodwill..................... $  37     $  68     $    2    $    4   $  111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101

  Balance at December 31, 2013
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2014
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2015
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net......... $  27     $  68     $    2    $    4   $  101
                                =====     =====     ======    ======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt


  Long-term and short-term debt outstanding was as follows:

                                       Interest Rates (1)                            December 31,
                                    ------------------------                     ---------------------
                                                       Weighted
                                         Range         Average    Maturity          2015       2014
                                    ---------------    -------- -------------    ---------- ----------
                                                                                     (In millions)
Surplus notes -- affiliated........ 3.00%  -     7.38%  6.59%   2037              $     695 $      883
Surplus notes...................... 7.63%  -     7.88%  7.80%   2024  -     2025        502        701
Mortgage loans -- affiliated....... 2.13%  -     7.26%  4.10%                 --         --        242
Senior notes -- affiliated......... 0.92%  -     2.78%  2.09%   2021  -     2022         50         78
Other notes........................ 1.36%  -     8.00%  3.12%   2016  -     2030        457        110
                                                                                 ---------- ----------
  Total long-term debt (2).........                                                   1,704      2,014
  Total short-term debt............                                                     100        100
                                                                                 ---------- ----------
   Total...........................                                              $    1,804 $    2,114
                                                                                 ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2015.

(2)Excludes $11 million and $13 million of long-term debt relating to CSEs -- FVO at December 31, 2015 and 2014, respectively. See Note 10.

  The aggregate maturities of long-term debt at December 31, 2015 for the next five years and thereafter are $20 million in 2016, $0 in each of 2017 through 2019, $350 million in 2020 and $1.3 billion thereafter.

  Mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

Debt Issuance -- Other Notes

  In December 2015, MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, entered into a five-year credit agreement (the "MPEH Credit Agreement") and borrowed $350 million under term loans that mature in December 2020. The loans bear interest at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. In connection with the borrowing, $6 million of costs were incurred which have been capitalized and included in other assets. These costs are being amortized over the term of the loans. Additionally, the MPEH Credit Agreement provides for MPEH to borrow up to $100 million on a revolving basis at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. There were no revolving loans outstanding under the MPEH Credit Agreement at December 31, 2015. Term loans and revolving loans borrowed under the MPEH Credit Agreement are non-recourse to Metropolitan Life Insurance Company.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

  In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to MetLife USA due in January 2016.

  In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

  In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

  During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to MetLife USA due in January 2020.

  In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

  In September 2014, the Company repaid in cash, at maturity, $217 million of surplus notes issued to MetLife Mexico S.A. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                        -------------------------
                                            2015         2014
                                        ------------ ------------
                                              (In millions)
              Commercial paper......... $        100 $        100
              Average daily balance.... $        100 $        109
              Average days outstanding.      68 days      69 days

  During the years ended December 31, 2015, 2014 and 2013, the weighted average interest rate on short-term debt was 0.15%, 0.10% and 0.12%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $122 million, $150 million and $150 million for the years ended December 31, 2015, 2014 and 2013, respectively. These amounts include $67 million, $88 million and $91 million of interest expense related to affiliated debt for the years ended December 31, 2015, 2014 and 2013, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Credit and Committed Facilities

  At December 31, 2015, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $4.0 billion unsecured credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc. ("MoRe"), a wholly-owned subsidiary of Metropolitan Life Insurance Company, along with MetLife, Inc., maintained a $210 million committed facility (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facility

   The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were included in other expenses.

   Information on the Credit Facility at December 31, 2015 was as follows:

                                                               Letters of
                                                      Maximum    Credit               Unused
Borrower(s)                               Expiration  Capacity Issued (1) Drawdowns Commitments
---------------------------------------- ----------   -------- ---------- --------- -----------
                                                                    (In millions)
MetLife, Inc. and MetLife Funding, Inc.. May 2019 (2) $  4,000   $  484     $  --    $  3,516

--------

(1)MetLife, Inc. and MetLife Funding, are severally liable for their respective obligations under the Credit Facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2015 and is not responsible for any reimbursement obligations under such letters of credit.

(2)All borrowings under the Credit Facility must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020.

 Committed Facility

   The Committed Facility is used for collateral for certain of its affiliated reinsurance liabilities. Total fees associated with the Committed Facility was $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in other expenses. Information on the Committed Facility at December 31, 2015 was as follows:

                                                                     Letters of
                                                            Maximum    Credit               Unused
Account Party/Borrower(s)                      Expiration   Capacity Issued (1) Drawdowns Commitments
--------------------------------------------- ----------    -------- ---------- --------- -----------
                                                                          (In millions)
MetLife, Inc. and Missouri Reinsurance, Inc.. June 2016 (2)  $  210    $  210     $  --      $  --

--------

(1)MoRe had outstanding $210 million in letters of credit at December 31, 2015.

(2)Capacity at December 31, 2015 of $210 million decreases in March 2016 and June 2016 to $200 million and $0, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


   In addition to the Committed Facility, see also "-- Debt Issuance -- Other Notes" for information about the undrawn line of credit facility in the amount of $100 million.

Debt and Facility Covenants

  Certain of the Company's debt instruments, as well as the Credit Facility and Committed Facility, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2015.

13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (together, the "Stock Plans"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plan -- General Terms

   Under the Stock Plans, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the Stock Plans with reference to Shares).

   Compensation expense related to awards under the Stock Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the Stock Plans is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the Stock Plans are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $85 million, $100 million and $122 million for the years ended
 December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Statutory Equity and Income

  The states of domicile of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries impose risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Metropolitan Life Insurance Company and its U.S. insurance subsidiaries were each in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective actions commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $31 million and the aggregate actual regulatory capital and surplus was $488 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of MLIC for the years ended December 31, 2015 and 2014 by an amount of $1.2 billion and $2.3 billion, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  The tables below present amounts from Metropolitan Life Insurance Company and its U.S. insurance subsidiaries, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2015     2014    2013
---------------------------------------- ----------------- -------- -------- ------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  3,703 $  1,487 $  369
New England Life Insurance Company......   Massachusetts   $    157 $    303 $  103
General American Life Insurance Company.     Missouri      $    204 $    129 $   60

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2015      2014
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  14,485 $  12,008
          New England Life Insurance Company...... $     632 $     675
          General American Life Insurance Company. $     984 $     867

Dividend Restrictions

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2016          2015     2014
                                          ----------------- -------- --------
                                          Permitted Without
 Company                                      Approval      Paid (1) Paid (1)
 ---------------------------------------- ----------------- -------- --------
                                                      (In millions)
 Metropolitan Life Insurance Company (3).     $  3,753      $  1,489  $  821(2)

--------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

(3)As discussed below, the New York Insurance Law was amended, permitting Metropolitan Life Insurance Company to pay dividends without prior regulatory approval under one of two alternative formulations beginning in 2016. The dividend amount that Metropolitan Life Insurance Company may pay during 2016 under the new formulation is reflected in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Effective for dividends paid during 2016 and going forward, the New York Insurance Law was amended permitting Metropolitan Life Insurance Company without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)" excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2016          2015        2014
                                         ----------------- --------- ---------
                                         Permitted Without
Company                                    Approval (1)    Paid (2)    Paid (2)
---------------------------------------- ----------------- --------- ---------
                                                       (In millions)
New England Life Insurance Company......     $     156     $     199 $     227 (3)
General American Life Insurance Company.     $     136     $      -- $      --

--------

(1)Reflects dividend amounts that may be paid during 2016 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2016, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)

amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2015 and 2014, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $159 million and $95 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, was as follows:

                                         Unrealized                         Foreign    Defined
                                      Investment Gains   Unrealized Gains  Currency    Benefit
                                      (Losses), Net of     (Losses) on    Translation   Plans
                                     Related Offsets (1)   Derivatives    Adjustments Adjustment   Total
                                     ------------------- ---------------- ----------- ---------- ---------
                                                                 (In millions)
Balance at December 31, 2012........      $  5,654           $    685      $     18   $  (2,349) $   4,008
OCI before reclassifications........        (3,321)              (677)           22       1,396     (2,580)
Deferred income tax benefit
  (expense).........................         1,145                237            (9)       (490)       883
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,478                245            31      (1,443)     2,311
Amounts reclassified from AOCI......           (16)               (14)           --        (205)      (235)
Deferred income tax benefit
  (expense).........................             6                  5            --          71         82
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           (10)                (9)           --        (134)      (153)
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2013........         3,468                236            31      (1,577)     2,158
OCI before reclassifications........         4,095                606           (44)     (1,181)     3,476
Deferred income tax benefit
  (expense).........................        (1,409)              (212)           10         406     (1,205)
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         6,154                630            (3)     (2,352)     4,429
Amounts reclassified from AOCI......            70                682            --         180        932
Deferred income tax benefit
  (expense).........................           (24)              (239)           --         (64)      (327)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................            46                443            --         116        605
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2014........         6,200              1,073            (3)     (2,236)     5,034
OCI before reclassifications........        (4,839)               (19)         (101)        113     (4,846)
Deferred income tax benefit
  (expense).........................         1,715                  6            30         (40)     1,711
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,076              1,060           (74)     (2,163)     1,899
Amounts reclassified from AOCI......           405                578            --         229      1,212
Deferred income tax benefit
  (expense).........................          (144)              (202)           --         (80)      (426)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           261                376            --         149        786
                                          --------           --------      --------   ---------  ---------

Balance at December 31, 2015........      $  3,337           $  1,436      $    (74)  $  (2,014) $   2,685
                                          ========           ========      ========   =========  =========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                     Consolidated Statement of Operations
                                                                                       and Comprehensive Income (Loss)
AOCI Components                                       Amounts Reclassified from AOCI              Locations
--------------------------------------------------    ---------------------------    ------------------------------------
                                                        Years Ended December 31,
                                                      ---------------------------
                                                        2015        2014      2013
                                                      --------    --------  -------
                                                             (In millions)
Net unrealized investment gains (losses):............
  Net unrealized investment gains (losses)........... $   (208)   $   (103) $    (9)    Net investment gains (losses)
  Net unrealized investment gains (losses)...........       31          40       53     Net investment income
  Net unrealized investment gains (losses)...........     (228)         (7)     (28)    Net derivative gains (losses)
                                                      --------    --------  -------
    Net unrealized investment gains (losses),
     before income tax...............................     (405)        (70)      16
    Income tax (expense) benefit.....................      144          24       (6)
                                                      --------    --------  -------
    Net unrealized investment gains (losses), net
     of income tax................................... $   (261)   $    (46) $    10
                                                      ========    ========  =======
Unrealized gains (losses) on derivatives -- cash
 flow hedges:........................................
  Interest rate swaps................................ $     83    $     41  $    20     Net derivative gains (losses)
  Interest rate swaps................................       11           9        8     Net investment income
  Interest rate forwards.............................        4          (8)       1     Net derivative gains (losses)
  Interest rate forwards.............................        2           2        2     Net investment income
  Foreign currency swaps.............................     (679)       (725)     (15)    Net derivative gains (losses)
  Foreign currency swaps.............................       (1)         (2)      (3)    Net investment income
  Credit forwards....................................        1          --       --     Net derivative gains (losses)
  Credit forwards....................................        1           1        1     Net investment income
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, before
     income tax......................................     (578)       (682)      14
    Income tax (expense) benefit.....................      202         239       (5)
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, net of
     income tax...................................... $   (376)   $   (443) $     9
                                                      ========    ========  =======
Defined benefit plans adjustment: (1)................
  Amortization of net actuarial gains (losses)....... $   (233)   $   (180) $   274
  Amortization of prior service (costs) credit.......        4          --      (69)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     before income tax...............................     (229)       (180)     205
    Income tax (expense) benefit.....................       80          64      (71)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     net of income tax............................... $   (149)   $   (116) $   134
                                                      ========    ========  =======
Total reclassifications, net of income tax........... $   (786)   $   (605) $   153
                                                      ========    ========  =======

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses

  Information on other expenses was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
Compensation............................ $  2,056  $  2,257  $  2,392
Pension, postretirement and
  postemployment benefit costs..........      241       322       364
Commissions.............................      685       828       781
Volume-related costs....................      221        70       253
Affiliated interest costs on ceded and
  assumed reinsurance...................      807     1,009     1,033
Capitalization of DAC...................     (482)     (424)     (562)
Amortization of DAC and VOBA............      742       695       261
Interest expense on debt................      122       151       153
Premium taxes, licenses and fees........      355       328       263
Professional services...................    1,133     1,013       989
Rent and related expenses, net of
  sublease income.......................       87       128       143
Other (1)...............................      291      (306)      (82)
                                         --------  --------  --------
  Total other expenses.................. $  6,258  $  6,071  $  5,988
                                         ========  ========  ========

--------

(1)See Note 16 for information on the charge related to income tax for the year ended December 31, 2015.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife's scale to improve the value it provides to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in its technology, platforms and functionality to improve its current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                           Years Ended December 31,
                               -------------------------------------------------------------------------------
                                          2015                       2014                       2013
                               -------------------------  -------------------------  -------------------------
                                         Lease and                  Lease and                  Lease and
                                           Asset                      Asset                      Asset
                               Severance Impairment Total Severance Impairment Total Severance Impairment Total
                               --------- ---------- ----- --------- ---------- ----- --------- ---------- -----
                                                                (In millions)
Balance at January 1,.........   $ 31       $ 6     $ 37    $ 39       $ 6     $ 45    $ 22       $ --    $ 22
Restructuring charges.........     52         4       56      66         8       74      87         16     103
Cash payments.................    (66)       (6)     (72)    (74)       (8)     (82)    (70)       (10)    (80)
                                 ----       ---     ----    ----       ---     ----    ----       ----    ----
Balance at December 31,.......   $ 17       $ 4     $ 21    $ 31       $ 6     $ 37    $ 39       $  6    $ 45
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====
Total restructuring charges
  incurred since inception of
  initiative..................   $306       $46     $352    $254       $42     $296    $188       $ 34    $222
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====

  Management estimates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016 to be $5 million.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                                        December 31,
                                                   ------------------------------------------------------
                                                              2015                        2014
                                                   --------------------------  --------------------------
                                                                    Other                       Other
                                                     Pension    Postretirement   Pension    Postretirement
                                                   Benefits (1)    Benefits    Benefits (1)    Benefits
                                                   ------------ -------------- ------------ --------------
                                                                       (In millions)
Change in benefit obligations
Benefit obligations at January 1,................. $    10,262    $    2,129    $    8,130    $    1,861
 Service costs....................................         217            15           183            14
 Interest costs...................................         404            88           413            92
 Plan participants' contributions.................          --            30            --            30
 Net actuarial (gains) losses.....................        (626)         (233)        1,461           264
 Settlements and curtailments.....................          --            --           (13)           (6)
 Change in benefits and other.....................          --           (14)          574           (16)
 Benefits paid....................................        (497)         (109)         (486)         (109)
 Effect of foreign currency translation...........          --            (1)           --            (1)
                                                   -----------    ----------    ----------    ----------
Benefit obligations at December 31,...............       9,760         1,905        10,262         2,129
                                                   -----------    ----------    ----------    ----------
Change in plan assets
Estimated fair value of plan assets at January 1,.       8,750         1,426         7,305         1,352
 Actual return on plan assets.....................        (138)            3         1,018           112
 Change in benefits and other.....................          --            --           523            --
 Plan participants' contributions.................          --            30            --            30
 Employer contributions...........................         375            22           390            41
 Benefits paid....................................        (497)         (109)         (486)         (109)
                                                   -----------    ----------    ----------    ----------
Estimated fair value of plan assets at
  December 31,....................................       8,490         1,372         8,750         1,426
                                                   -----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
Amounts recognized on the consolidated
  balance sheets
 Other assets..................................... $        --    $       --    $       --    $       --
 Other liabilities................................      (1,270)         (533)       (1,512)         (703)
                                                   -----------    ----------    ----------    ----------
   Net amount recognized.......................... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................... $     2,894    $      221    $    3,034    $      420
 Prior service costs (credit).....................          (1)          (14)           (2)          (10)
                                                   -----------    ----------    ----------    ----------
   AOCI, before income tax........................ $     2,893    $      207    $    3,032    $      410
                                                   ===========    ==========    ==========    ==========
Accumulated benefit obligation.................... $     9,439           N/A    $    9,729           N/A
                                                   ===========                  ==========

--------

(1)Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion and $1.3 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                               December 31,
                                     -----------------------------------------------------------------
                                          2015             2014            2015              2014
                                       ----------      -----------       ----------    ----------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                         of Plan Assets                  of Plan Assets
                                     -------------------------------- --------------------------------
                                                               (In millions)
Projected benefit obligations....... $    9,759      $    10,241      $    1,832       $    1,981
Accumulated benefit obligations..... $    9,439      $     9,709      $    1,751       $    1,789
Estimated fair value of plan assets. $    8,490      $     8,719      $      646       $      676

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                              Years Ended December 31,
                                  --------------------------------------------------------------------------------
                                             2015                       2014                        2013
                                  -------------------------  --------------------------  -------------------------
                                                 Other                       Other                      Other
                                   Pension   Postretirement   Pension    Postretirement   Pension   Postretirement
                                   Benefits     Benefits      Benefits      Benefits      Benefits     Benefits
                                  ---------  --------------  ----------  --------------  ---------  --------------
                                                                    (In millions)
Net periodic benefit costs
 Service costs................... $     217       $      15  $      200        $     14  $     214       $      17
 Interest costs..................       404              88         437              92        366              85
 Settlement and curtailment
   costs.........................        --              --          14               2         --              --
 Expected return on plan
   assets........................      (538)            (80)       (475)            (75)      (453)            (74)
 Amortization of net actuarial
   (gains) losses................       190              43         169              11        219              51
 Amortization of prior service
   costs (credit)................        (1)             (3)          1              (1)         6             (69)
 Allocated to affiliates.........       (59)            (18)        (54)            (11)       (12)             --
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total net periodic benefit
     costs (credit)..............       213              45         292              32        340              10
                                  ---------       ---------  ----------        --------  ---------       ---------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses....        50            (156)        996             222       (492)           (532)
 Prior service costs (credit)....        --              (7)        (18)            (12)        --              --
 Amortization of net actuarial
   (gains) losses................      (190)            (43)       (169)            (11)      (219)            (55)
 Amortization of prior service
   (costs) credit................         1               3          (1)              1         (6)             75
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total recognized in OCI.......      (139)           (203)        808             200       (717)           (512)
                                  ---------       ---------  ----------        --------  ---------       ---------
     Total recognized in net
       periodic benefit costs
       and OCI................... $      74       $    (158) $    1,100        $    232  $    (377)      $    (502)
                                  =========       =========  ==========        ========  =========       =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $193 million and ($1) million, and $13 million and ($7) million, respectively.

 Assumptions

    Assumptions used in determining benefit obligations were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
December 31, 2015
Weighted average discount rate.....      4.50%                   4.60%
Rate of compensation increase......  2.25% - 8.50%                N/A
December 31, 2014
Weighted average discount rate.....      4.10%                   4.10%
Rate of compensation increase......  2.25% - 8.50%                N/A

    Assumptions used in determining net periodic benefit costs were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
Year Ended December 31, 2015
Weighted average discount rate.....      4.10%                   4.10%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  2.25% - 8.50%                N/A
Year Ended December 31, 2014
Weighted average discount rate.....      5.15%                   5.15%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  3.50% - 7.50%                N/A
Year Ended December 31, 2013
Weighted average discount rate.....      4.20%                   4.20%
Weighted average expected rate of
  return on plan assets............      6.24%                   5.76%
Rate of compensation increase......  3.50% - 7.50%                N/A

    The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

    The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

    The weighted average expected rate of return on plan assets for use in that plan's valuation in 2016 is currently anticipated to be 6.00% for pension benefits and 5.52% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                        December 31,
                                                            -------------------------------------
                                                                   2015               2014
                                                            ------------------- -----------------
                                                             Before  Age 65 and Before Age 65 and
                                                             Age 65    older    Age 65   older
                                                            -------- ---------- ------ ----------
Following year.............................................     6.3%    10.3%     6.4%     6.4%
Ultimate rate to which cost increase is assumed to decline.     4.2%     4.6%     4.4%     4.7%
Year in which the ultimate trend rate is reached...........     2086     2091     2094     2089

    Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2015:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     15   $     (12)
Effect of accumulated postretirement benefit obligations.  $    253   $    (207)

    As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

  Plan Assets

    The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

    The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

    The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

    Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

    The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2015 for the Invested Plans:

                                                        December 31,
                          ----------------------------------------------------------------------------
                                         2015                                    2014
                          -------------------------------------- -------------------------------------
                                            Other Postretirement                  Other Postretirement
                          Pension Benefits      Benefits         Pension Benefits       Benefits
                          ----------------- -------------------- ---------------- --------------------
                                   Actual              Actual         Actual
                          Target Allocation Target   Allocation     Allocation     Actual Allocation
                          ------ ---------- ------   ----------  ---------------- --------------------
Asset Class
Fixed maturity securities  80%         71%   76%           73%            69%                71%
Equity securities........  10%         14%   24%           25%            15%                27%
Alternative
  securities (1).........  10%         15%   --%            2%            16%                 2%
                                  --------            --------       --------           --------
  Total assets...........             100%                100%           100%               100%
                                  ========            ========       ========           ========

--------

(1)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Other postretirement benefits do not include postretirement life's target and actual allocation of plan assets that are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Estimated Fair Value

    The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

    The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                   December 31, 2015
                                         ---------------------------------------------------------------------
                                                  Pension Benefits                       Other Postretirement Benefits
                                         -----------------------------------           ---------------------------------
                                           Fair Value Hierarchy                         Fair Value Hierarchy
                                         -------------------------                     -----------------------
                                                                             Total                                    Total
                                                                           Estimated                                Estimated
                                                                             Fair                                     Fair
                                         Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3    Value
                                         --------    --------    -------   ---------   -------   -------   -------  ---------
                                                                     (In millions)
Assets
Fixed maturity securities:
 Corporate.............................. $     --    $  2,905    $   78    $  2,983    $   18    $  280     $   1   $    299
 U.S. government bonds..................      994         493        --       1,487       193        12        --        205
 Foreign bonds..........................       --         677        17         694        --        61        --         61
 Federal agencies.......................       --         228        --         228        --        34        --         34
 Municipals.............................       --         302        --         302        --        55        --         55
 Other (1)..............................       --         354         7         361        --        47        --         47
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total fixed maturity securities......      994       4,959       102       6,055       211       489         1        701
                                         --------    --------    ------    --------    ------    ------     -----   --------
Equity securities:
 Common stock -- domestic...............      751          24        --         775       126        --        --        126
 Common stock -- foreign................      378          --        --         378       111        --        --        111
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total equity securities..............    1,129          24        --       1,153       237        --        --        237
                                         --------    --------    ------    --------    ------    ------     -----   --------
Other investments.......................       --          84       722         806        --        --        --         --
Short-term investments..................       10         304        --         314         1       431        --        432
Money market securities.................        9          49        --          58        --        --        --         --
Derivative assets.......................       26           3        75         104         2        --        --          2
                                         --------    --------    ------    --------    ------    ------     -----   --------
     Total assets....................... $  2,168    $  5,423    $  899    $  8,490    $  451    $  920     $   1   $  1,372
                                         ========    ========    ======    ========    ======    ======     =====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


                                                                 December 31, 2014
                                       ---------------------------------------------------------------------
                                                Pension Benefits                      Other Postretirement Benefits
                                       -----------------------------------          ---------------------------------
                                         Fair Value Hierarchy                        Fair Value Hierarchy
                                       -------------------------                    -----------------------
                                                                           Total                                  Total
                                                                         Estimated                              Estimated
                                                                           Fair                                   Fair
                                       Level 1     Level 2     Level 3     Value    Level 1   Level 2   Level 3   Value
                                       --------    --------    -------   ---------  -------   -------   ------- ---------
                                                                          (In millions)
Assets
Fixed maturity securities:
  Corporate........................... $     --    $  2,638    $   80    $  2,718   $   42    $  244     $   3  $    289
  U.S. government bonds...............    1,605         223        --       1,828      169        12        --       181
  Foreign bonds.......................       --         718        17         735       --        68        --        68
  Federal agencies....................       --         254        --         254       --        35        --        35
  Municipals..........................       --         270        --         270       --        74        --        74
  Other (1)...........................       --         188         8         196       --        63        --        63
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total fixed maturity securities...    1,605       4,291       105       6,001      211       496         3       710
                                       --------    --------    ------    --------   ------    ------     -----  --------
Equity securities:
  Common stock -- domestic............      951          --        --         951      188        --        --       188
  Common stock -- foreign.............      394          --        --         394       80        --        --        80
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total equity securities...........    1,345          --        --       1,345      268        --        --       268
                                       --------    --------    ------    --------   ------    ------     -----  --------
Other investments.....................       --          24       743         767       --        --        --        --
Short-term investments................      189         273        --         462       14       433        --       447
Money market securities...............       29          56        --          85       --        --        --        --
Derivative assets.....................       11           7        72          90       --         1        --         1
                                       --------    --------    ------    --------   ------    ------     -----  --------
     Total assets..................... $  3,179    $  4,651    $  920    $  8,750   $  493    $  930     $   3  $  1,426
                                       ========    ========    ======    ========   ======    ======     =====  ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

    A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                 ----------------------------------------------------------------------
                                                        Pension Benefits
                                 ----------------------------------------------------------------------
                                                                      Equity
                                  Fixed Maturity Securities         Securities
                                 ---------------------------------  ----------
                                                                      Common
                                             Foreign                 Stock -       Other     Derivative
                                 Corporate    Bonds     Other (1)    Domestic   Investments    Assets
                                 ---------   -------    ---------   ----------  -----------  ----------
                                                              (In millions)
Balance, January 1, 2014........  $    55    $    10     $    19    $     139    $     563    $     33
Realized gains (losses).........        3         --          --           --          (13)        (16)
Unrealized gains (losses).......       --         --          --           --          114          19
Purchases, sales, issuances and
  settlements, net..............       11          5          (2)          --         (104)         34
Transfers into and/or out of
  Level 3.......................       11          2          (9)        (139)         183           2
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2014......  $    80    $    17     $     8    $      --    $     743    $     72
Realized gains (losses).........        1         --          --           --           --         (11)
Unrealized gains (losses).......       (5)        --           1           --           55          (9)
Purchases, sales, issuances and
  settlements, net..............        8          1          (1)          --          (76)         23
Transfers into and/or out of
  Level 3.......................       (6)        (1)         (1)          --           --          --
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2015......  $    78    $    17     $     7    $      --    $     722    $     75
                                  =======     =======    =======    =========    =========    ========

--------

(1)Other includes ABS and collateralized mortgage obligations.

    Other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant for the years ended December 31, 2015 and 2014.

  Expected Future Contributions and Benefit Payments

    It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2016. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2016. For information on employer contributions, see "-- Obligations and Funded Status."

    Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $65 million to fund the benefit payments in 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2016 to pay postretirement medical claims.

    Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                              Pension Benefits Other Postretirement Benefits
                                              ---------------- -----------------------------
                                                              (In millions)
2016.........................................    $      512              $     84
2017.........................................    $      534              $     85
2018.........................................    $      545              $     88
2019.........................................    $      563              $     90
2020.........................................    $      583              $     93
2021-2025....................................    $    3,202              $    501

  Additional Information

    As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $55 million, $50 million and $49 million for the years ended December 31, 2015, 2014 and 2013, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($130) million, $1.2 billion and $20 million for the years ended December 31, 2015, 2014 and 2013, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $68 million and $84 million for the years ended December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2015       2014       2013
                                        ---------- ---------- ---------
                                                 (In millions)
       Current:
         Federal....................... $    1,384 $      901 $     789
         State and local...............         20          3         2
         Foreign.......................         36         74       176
                                        ---------- ---------- ---------
          Subtotal.....................      1,440        978       967
                                        ---------- ---------- ---------
       Deferred:
         Federal.......................        315        538      (411)
         Foreign.......................         27         16       125
                                        ---------- ---------- ---------
          Subtotal.....................        342        554      (286)
                                        ---------- ---------- ---------
            Provision for income tax
              expense (benefit)........ $    1,782 $    1,532 $     681
                                        ========== ========== =========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015     2014     2013
                                          -------- -------- --------
                                                (In millions)
           Income (loss) from continuing
             operations:
             Domestic.................... $  4,467 $  5,335 $  2,540
             Foreign.....................       72       56      282
                                          -------- -------- --------
              Total...................... $  4,539 $  5,391 $  2,822
                                          ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015      2014     2013
                                          --------  --------  ------
                                                 (In millions)
           Tax provision at U.S.
             statutory rate.............. $  1,589  $  1,887  $  988
           Tax effect of:
             Dividend received deduction.      (82)      (82)    (66)
             Tax-exempt income...........      (24)      (40)    (42)
             Prior year tax (1)..........      558        11      29
             Low income housing tax
              credits....................     (221)     (205)   (190)
             Other tax credits...........      (68)      (66)    (44)
             Foreign tax rate
              differential...............       (4)       --       2
             Change in valuation
              allowance..................       (1)       --      (4)

             Other, net..................       35        27       8
                                          --------  --------  ------
              Provision for income tax
                expense (benefit)........ $  1,782  $  1,532  $  681
                                          ========  ========  ======

--------

(1)As discussed further below, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                       ------------------
                                                         2015      2014
                                                       --------  --------
                                                          (In millions)
     Deferred income tax assets:
      Policyholder liabilities and receivables........ $  1,888  $  1,577
      Net operating loss carryforwards................       26        29
      Employee benefits...............................      922     1,015
      Tax credit carryforwards........................      700       979
      Litigation-related and government mandated......      231       259
      Other...........................................      438       309
                                                       --------  --------
        Total gross deferred income tax assets........    4,205     4,168
      Less: Valuation allowance.......................       21        22
                                                       --------  --------
        Total net deferred income tax assets..........    4,184     4,146
                                                       --------  --------
     Deferred income tax liabilities:
      Investments, including derivatives..............    3,025     2,402
      Intangibles.....................................       53        72
      DAC.............................................    1,461     1,568
      Net unrealized investment gains.................    2,528     3,903
      Other...........................................        5        36
                                                       --------  --------
        Total deferred income tax liabilities.........    7,072     7,981
                                                       --------  --------
          Net deferred income tax asset (liability)... $ (2,888) $ (3,835)
                                                       ========  ========

  The Company also has recorded a valuation allowance charge of $1 million related to certain state net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2015.

                                            Net Operating Loss Carryforwards
                                            --------------------------------
                                              Domestic               State
                                            ------------           ---------
                                                     (In millions)
             Expiration
             2016-2020.....................     $    --               $   31
             2021-2025.....................          --                   50
             2026-2030.....................          --                   41
             2031-2035.....................          14                   12
             Indefinite....................          --                   --
                                                -------               ------
                                                $    14               $  134
                                                =======               ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2015.

                                              Tax Credit Carryforwards
                                    ---------------------------------------------
                                    General Business
                                        Credits      Foreign Tax Credits  Other
                                    ---------------- ------------------- --------
                                                     (In millions)
Expiration
2016-2020..........................     $     --          $     --       $     --
2021-2025..........................           --               185             --
2026-2030..........................          103                --             --
2031-2035..........................          519                --             --
Indefinite.........................           --                --            123
                                        --------          --------       --------
                                        $    622          $    185       $    123
                                        ========          ========       ========

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included $124 million, ($24) million and $157 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed--in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see additional details below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements.

  The Company recorded a non-cash charge to net income of $792 million, net of tax, during the third quarter of 2015. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

  There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                   Years Ended December 31,
                                                                ------------------------------
                                                                   2015       2014      2013
                                                                ----------  --------  --------
                                                                         (In millions)
Balance at January 1,.......................................... $      546  $    532  $    532
Additions for tax positions of prior years (1).................        558        27        50
Reductions for tax positions of prior years....................         --       (13)       (4)
Additions for tax positions of current year....................          4         3         3
Settlements with tax authorities...............................        (33)       (3)      (49)
                                                                ----------  --------  --------
Balance at December 31,........................................ $    1,075  $    546  $    532
                                                                ==========  ========  ========
Unrecognized tax benefits that, if recognized would impact the
  effective rate............................................... $    1,060  $    497  $    491
                                                                ==========  ========  ========

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                           Years Ended December 31,
                                           ------------------------
                                             2015    2014    2013
                                           -------- ------- -------
                                                (In millions)
            Interest recognized on the
              consolidated statements of
              operations (1).............. $    382 $    37 $    17

                                                 December 31,
                                               -----------------
                                                 2015     2014
                                               -------- --------
                                                 (In millions)
                Interest included in other
                  liabilities on the
                  consolidated balance sheets
                  (1)......................... $    647 $    265

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company had no penalties for the years ended December 31, 2015, 2014 and 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015, 2014 and 2013, the Company recognized an income tax benefit of $76 million, $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

    Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

    The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2015. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2015, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $420 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   Insurance Company's conduct was not the cause of the plaintiffs' injuries;
   (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                                --------------------------------------
                                                    2015         2014         2013
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,787       68,460       67,983
   Number of new claims during the year........     3,856        4,636        5,898
   Settlement payments during the year (1)..... $    56.1    $    46.0    $    37.0

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2014, Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $690 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2015.

 Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

   In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

 at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform Site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Sales Practices Regulatory Matters.

   Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

 Unclaimed Property Litigation

  West Virginia Lawsuits

   On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On June 16, 2015, the West Virginia Supreme Court of Appeals reversed the Circuit Court's order that had granted defendants' motions to dismiss the actions and remanded them to the Circuit Court for further proceedings. The defendants intend to defend these actions vigorously.

 Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    Plaintiff filed this putative class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a TCA to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. The court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The Company intends to defend this action vigorously.

  Reinsurance Litigation

  Robainas, et al. v. Metropolitan Life Ins. Co. (S.D.N.Y., December 16, 2014)

    Plaintiffs filed this putative class action lawsuit on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). Two similar actions were subsequently filed, Yale v. Metropolitan Life Ins. Co. (S.D.N.Y., January 12, 2015) and International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Ins. Co. (E.D.N.Y., February 2, 2015). Both of these actions were consolidated with the Robainas action. The consolidated complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuit sought recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. On October 9, 2015, the court granted Metropolitan Life Insurance Company's motion to dismiss the consolidated complaint, finding that plaintiffs lacked
  Article III standing because they did not allege any concrete injury as a result of the alleged conduct. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Intoccia v. Metropolitan Life Ins. Co. (S.D.N.Y., April 20, 2015)

    Plaintiffs filed this putative class action on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums for Guaranteed Benefits Insurance Riders attached to variable annuity contracts with Metropolitan Life Insurance Company from 2009 through 2015 (the "Annuities"). The court consolidated Weilert v. Metropolitan Life Ins. Co. (S.D.N.Y., April 30, 2015) with the Intoccia case, and the consolidated, amended complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for Guaranteed Benefits Insurance Riders attached to the Annuities. The Court granted Metropolitan Life Insurance Company's motion to dismiss, adopting the reasoning of the Robainas decision. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motions for summary judgment. The court has set a June 6, 2016 trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014).

    Plaintiffs filed this lawsuit against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227. The court issued a final order certifying a nationwide settlement class and approving a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and August 7, 2014. On March 23, 2016, the intermediate appellate court affirmed the trial court's order.

  Voshall v. Metropolitan Life Ins. Co. (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

    Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

  Martin v. Metropolitan Life Insurance Company, (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

    Plaintiffs filed this this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiff asserts causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiff seeks declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. The Company intends to defend this action vigorously.

  Lau v. Metropolitan Life Insurance Co. (S.D.N.Y. filed, December 3, 2015)

    This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The Company intends to defend this action vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                         December 31,
                                                                        ---------------
                                                                         2015    2014
                                                                        ------- -------
                                                                         (In millions)
Other Assets:
 Premium tax offset for future discounted and undiscounted assessments. $    29 $    34
 Premium tax offsets currently available for paid assessments..........      50      65
                                                                        ------- -------
                                                                        $    79 $    99
                                                                        ======= =======
Other Liabilities:
 Insolvency assessments................................................ $    43 $    50
                                                                        ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

 Leases

   The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2016.......     $    241
                           2017.......          202
                           2018.......          189
                           2019.......          160
                           2020.......          154
                           Thereafter.          859
                                           --------
                            Total.....     $  1,805
                                           ========

   Total minimum rentals to be received in the future under non-cancelable subleases were $93 million as of December 31, 2015.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $4.2 billion and $3.9 billion at December 31, 2015 and 2014, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $3.6 billion at December 31, 2015 and 2014, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.2 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million and $3 million at December 31, 2015 and 2014, respectively, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2015 and 2014 are summarized in the table below:

                                                                        Three Months Ended
                                                           ---------------------------------------------
                                                           March 31, June 30, September 30, December 31,
                                                           --------- -------- ------------- ------------
                                                                           (In millions)
2015
Total revenues............................................ $  9,862  $  8,833   $  10,772    $   9,304
Total expenses............................................ $  8,170  $  7,945   $   9,637    $   8,480
Income (loss) from continuing operations, net of income
  tax..................................................... $  1,190  $    668   $     268    $     631
Income (loss) from discontinued operations, net of income
  tax..................................................... $     --  $     --   $      --    $      --
Net income (loss)......................................... $  1,190  $    668   $     268    $     631
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $      6   $      (8)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $  1,189  $    662   $     276    $     630
2014
Total revenues............................................ $  9,037  $  9,252   $   9,857    $  10,585
Total expenses............................................ $  7,889  $  8,210   $   8,017    $   9,224
Income (loss) from continuing operations, net of income
  tax..................................................... $    828  $    749   $   1,303    $     979
Income (loss) from discontinued operations, net of income
  tax..................................................... $     (3) $     --   $      --    $      --
Net income (loss)......................................... $    825  $    749   $   1,303    $     979
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $     --   $      (7)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $    824  $    749   $   1,310    $     978

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

19. Related Party Transactions


Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.1 billion and $2.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $135 million, $129 million and $127 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $151 million, $177 million and $142 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.5 billion, $1.8 billion and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $282 million and $169 million at December 31, 2015 and 2014, respectively.

  See Notes 6, 8, 9, 12, 13 and 15 for additional information on related party transactions.

20. Subsequent Events

Common Stock Dividend

  On March 15, 2016, Metropolitan Life Insurance Company paid an ordinary cash dividend to MetLife, Inc. of $1.5 billion.

Sales Distribution Services

  On February 28, 2016, MetLife, Inc. entered into a purchase agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual will acquire MetLife's U.S. Retail advisor force, the MetLife Premier Client Group, together with its affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc., and certain related assets. As part of the transaction, MetLife, Inc. and MassMutual have also agreed to enter into a product development agreement under which MetLife's U.S. Retail business will be the exclusive developer of certain annuity products to be issued by MassMutual. The transaction is subject to certain closing conditions, including regulatory approval.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

20. Subsequent Events (continued)


The Separation

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the Separation. MetLife is currently evaluating structural alternatives for the proposed Separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the SEC filing and review process, as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife expects that the life insurance closed block and the life and annuity business sold through Metropolitan Life Insurance Company will not be a part of the Separation. Metropolitan Life Insurance Company would no longer write new retail life and annuity business post-Separation.

                      Metropolitan Life Insurance Company
            (A Wholly-Owned Subsidiary of MetLife, Inc.) Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2015

                                 (In millions)

                                                                                    Amount at
                                                    Cost or       Estimated Fair  Which Shown on
                                               Amortized Cost (1)     Value       Balance Sheet
Types of Investments                           ------------------ -------------- ----------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         36,183       $ 39,693 $         39,693
   Public utilities...........................             10,186         10,681           10,681
   State and political subdivision securities.              6,070          6,974            6,974
   Foreign government securities..............              3,178          3,606            3,606
   All other corporate bonds..................             75,375         76,682           76,682
                                                 ----------------       -------- ----------------
     Total bonds..............................            130,992        137,636          137,636
 Mortgage-backed and asset-backed securities..             36,407         37,061           37,061
 Redeemable preferred stock...................                962            989              989
                                                 ----------------       -------- ----------------
       Total fixed maturity securities........            168,361        175,686          175,686
                                                 ----------------       -------- ----------------
Trading and fair value option securities......                463            431              431
                                                 ----------------       -------- ----------------
Equity securities:
 Common stock:
   Industrial, miscellaneous and all other....              1,103          1,066            1,066
   Public utilities...........................                195            177              177
 Non-redeemable preferred stock...............                687            706              706
                                                 ----------------       -------- ----------------
       Total equity securities................              1,985          1,949            1,949
                                                 ----------------       -------- ----------------
Mortgage loans held-for-investment............             53,722                          53,722
Policy loans..................................              8,134                           8,134
Real estate and real estate joint ventures....              5,968                           5,968
Real estate acquired in satisfaction of debt..                 40                              40
Other limited partnership interests...........              4,088                           4,088
Short-term investments........................              5,595                           5,595
Other invested assets.........................             16,869                          16,869
                                                 ----------------                ----------------
       Total investments......................   $        265,225                $        272,482
                                                 ================                ================

--------

(1)The Company's trading and FVO securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2015
Retail.............. $  5,630       $   64,197         $  30,204      $  624         $   36         $  522
Group, Voluntary &
  Worksite Benefits.      303           21,477             8,193          --            269             --
Corporate Benefit
  Funding...........      105           41,696            56,023          --             --             33
Corporate & Other...        5              528                --          --              3             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  6,043       $  127,898         $  94,420      $  624         $  308         $  555
                     ========       ==========         =========      ======         ======         ======
2014
Retail.............. $  5,544       $   64,965         $  30,058      $  615         $   35         $  527
Group, Voluntary &
  Worksite Benefits.      324           20,500             8,305          --            321             --
Corporate Benefit
  Funding...........      106           40,414            57,539          --             --             41
Corporate & Other...        1              518                --          --             --             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  5,975       $  126,397         $  95,902      $  615         $  356         $  568
                     ========       ==========         =========      ======         ======         ======
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                              Policyholder    Amortization of
                                                              Benefits and        DAC and
                                Premiums and                   Claims and          VOBA
                               Universal Life       Net     Interest Credited   Charged to       Other
                             and Investment-Type Investment  to Policyholder       Other       Operating
Segment                      Product Policy Fees   Income   Account Balances     Expenses     Expenses (1)
---------------------------- ------------------- ---------- ----------------- --------------- ------------
2015
Retail......................      $   5,758      $   5,039      $   6,320         $  691        $  2,691
Group, Voluntary & Worksite
  Benefits..................         15,439          1,655         14,125             32           2,234
Corporate Benefit Funding...          3,205          4,850          6,185             20             459
Corporate & Other...........            116             33             80             (1)          1,396
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  24,518      $  11,577      $  26,710         $  742        $  6,780
                                  =========      =========      =========         ======        ========
2014
Retail......................      $   5,640      $   5,150      $   6,170         $  652        $  2,619
Group, Voluntary & Worksite
  Benefits..................         15,097          1,618         13,977             26           2,155
Corporate Benefit Funding...          2,985          4,780          5,805             17             458
Corporate & Other...........            128            345             77             --           1,384
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  23,850      $  11,893      $  26,029         $  695        $  6,616
                                  =========      =========      =========         ======        ========
2013
Retail......................      $   5,456      $   5,077      $   6,059         $  217        $  2,956
Group, Voluntary & Worksite
  Benefits..................         14,420          1,594         13,346             25           2,005
Corporate Benefit Funding...          2,886          4,585          5,813             19             461
Corporate & Other...........             76            529             67             --           1,510
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  22,838      $  11,785      $  25,285         $  261        $  6,932
                                  =========      =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

  See Note 2 of the Notes to the Consolidated Financial Statements for information on certain segment reporting changes during the first quarter of 2015, which were retrospectively applied.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                             % Amount
                                                                             Assumed
                             Gross Amount   Ceded     Assumed    Net Amount   to Net
                             ------------ ---------- ---------- ------------ --------
2015
Life insurance in-force..... $  3,035,399 $  361,355 $  811,435 $  3,485,479     23.3%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,449 $    1,143 $    1,638 $     14,944     11.0%
Accident & health insurance.        7,048         99         41        6,990      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     21,497 $    1,242 $    1,679 $     21,934      7.7%
                             ============ ========== ========== ============
2014
Life insurance in-force..... $  2,935,363 $  372,886 $  830,980 $  3,393,457     24.5%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,135 $    1,159 $    1,630 $     14,606     11.2%
Accident & health insurance.        6,828         93         43        6,778      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,963 $    1,252 $    1,673 $     21,384      7.8%
                             ============ ========== ========== ============
2013
Life insurance in-force..... $  2,940,853 $  401,576 $  844,946 $  3,384,223     25.0%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     13,820 $    1,187 $    1,423 $     14,056     10.1%
Accident & health insurance.        6,470         97         46        6,419      0.7%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,290 $    1,284 $    1,469 $     20,475      7.2%
                             ============ ========== ========== ============

--------

(1)Includes annuities with life contingencies.

  For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively.

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



                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C



                               OTHER INFORMATION
-----------------



ITEM 26. EXHIBITS


(a) January 31, 1983 Resolution of the Board of Directors of NEVLICO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)


(b)        None


(c) (i) Distribution Agreement between NEVLICO and NELESCO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)


    (ii) Form of Contract between NELICO and its General Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)


    (iii) Form of contract between NELICO and its Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)


    (iv) Commission Schedule for Policies (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)


    (v) Form of contract among NES, NELICO and other broker dealers (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed July 16, 1997.)


    (vi) Forms of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Registration Statement on Form N-4, File No. 333-51676, filed October 20, 2005.)


    (vii) Form of Retail Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)


   (viii) Enterprise Sales Agreement between MetLife Investors Distribution Company and Broker Dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.)


    (ix) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2013.)


    (x) Principal Underwriting Agreement between NELICO and MetLife investors Distribution dated April 28, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement, File No. 333-103193 on Form N-6, filed April 22, 2014.)


(d) (i) Specimen of Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)


    (ii) Riders and Endorsements (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-73676, filed April 30, 2002.)


(e) (i) Specimens of Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)


   (ii) Specimen of Application for Riders (Incorporated herein by reference to the Registrant's Registration Statement on Form S-6, File No. 333-73676 on Form S-6, filed November 19, 2001.)


   (iii) Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Registration Statement on Form N-4, File No. 333-51676, filed October 20, 2005.)


   (iv) Updated Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.)


(f) (i) Amended and restated Articles of Organization of NELICO (Incorporated herein by reference to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed February 13, 1997.)

   (ii) Amendments to Amended and restated Articles of Organization (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Form S-6 Registration Statement on Form S-6, File No. 033-65263, filed February 24, 1999.)


  (iii) Amended and restated By-Laws of NELICO (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed April 25, 2001.)


(g) Reinsurance Agreements (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed on April 28, 2004.)


(h) (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)


   (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed June 22, 1995.)


   (iii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed November 9, 2000.)


   (iv) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form S-6, File No. 333-89409, filed February 26, 2001.)


   (v) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company (Incorporated herein by reference to the Registrant's Registration Statement on Form S-6, File No. 333-73676, filed November 19, 2001.)


   (vi) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement Form S-6, File No. 333-89409, filed July 20, 2001.)


   (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/2007) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.)


  (viii) First Amendment to the Participation Agreement with the Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.)


   (ix) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)


   (x) Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)


   (xi) Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. (4/30/10) (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.)


(i)        None


(j) Net Worth Maintenance Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)


(k) Opinion and Consent of Marie C. Swift, Esq. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2004.)


(l)        None

(m)        None


(n) Consent of Independent Registered Public Accounting Firm (Filed herewith)


(o)        None


(p)        None


(q) (i) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.)


   (ii) Second Addendum to Consolidated Memorandum (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 26, 1999.)


(r) Powers of Attorney (Filed herewith and with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2015.)



ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------   --------------------------------------
Eric T. Steigerwalt                    Chairman of the Board, President, Chief Executive
Gragg Building                         Officer and a Director
11225 North Community House Road
Charlotte, NC 28277

Kimberly A. Berwanger                 Director
1095 Avenue of the Americas
New York, NY 10036

Peter M. Carlson                      Director, Executive Vice President and Chief
1095 Avenue of the Americas           Accounting Officer
New York, NY 10036

Kumar Das Gupta                       Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Christine M. DeBiase                  Director, Senior Vice President and Chief
Gragg Building                        Legal officer
11225 North Community House Road
Charlotte, NC 28277



Meghan S. Doscher                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Jeffrey P. Halperin                   Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Gene L. Lunman                        Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Robin Lenna                           Executive Vice President
200 Park Avenue
New York, NY 10166


Roberto Baron                        Senior Vice President
1095 Avenue of the Americas
New York, NY 10036


Steven J. Brash                      Senior Vice President and Tax Director
277 Park Avenue, 46th Floor
New York, NY 10172


Marlene B. Debel                    Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036



Paul A. LaPiana                     Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Alan C. Leland, Jr.                Senior Vice President
One Financial Center
Boston, MA 02111



Jason Manske                       Senior Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962




Anne M. Belden                     Vice President and Chief Financial Officer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.
The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2015

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2015. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 24.88% by American Life Insurance Company ("ALICO"), 2.76% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, LLC and the rest by Third Parties.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.995% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.005% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. - 41.959% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 41.959% is owned by Inversiones MetLife Holdco Tres Limitada, 10.7% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9997% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.01% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    MetLife Securities, Inc. (DE)

F.    Enterprise General Insurance Agency, Inc. (DE)

G.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

H.    First MetLife Investors Insurance Company (NY)

I.    Newbury Insurance Company, Limited (DE)

J.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

K.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   MetLife Private Equity Holdings, LLC (DE)

      14.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      15.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      16.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      17.   MetLife Investments Asia Limited (Hong Kong)

      18. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      19. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      20.   New England Life Insurance Company (MA)

      21.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      22.   Corporate Real Estate Holdings, LLC (DE)

      23. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      24.   MetLife Tower Resources Group, Inc. (DE)

      25.   Headland-Pacific Palisades, LLC (CA)

      26. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      27.   WFP 1000 Holding Company GP, LLC (DE)

      28.   White Oak Royalty Company (OK)

      29.   500 Grant Street GP LLC (DE)

      30. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      31. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      32.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      33.   Euro CL Investments, LLC (DE)

      34.   MEX DF Properties, LLC (DE)

      35. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      36.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      37.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      38.   MLIC Asset Holdings LLC (DE)

      39.   85 Broad Street Mezzanine LLC (DE)

      40.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      41.   ML Bridgeside Apartments LLC (DE)

      42. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      43.   MLIC CB Holdings LLC (DE)

      44. LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      45.   The Worthington Series Trust (DE)

      46. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      47.   Oconee Hotel Company, LLC (DE)

      48.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      49.   1201 TAB Manager, LLC (DE)

      50. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

      51. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      52.   Ashton Southend GP, LLC (DE)

      53. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      54. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      55. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56.   Ardrey Kell Townhomes, LLC (DE)

      57.   Boulevard Residential, LLC (DE)

      58.   465 N. Park Drive, LLC (DE)

      59.   Ashton Judiciary Square, LLC (DE)

      60. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      61. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      62.   Marketplace Residences, LLC (DE)

      63.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      64.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      65.   Haskell East Village, LLC (DE)

      66. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      67.   ML Terraces, LLC (DE)

      68.   Chestnut Flats Wind, LLC (DE)

      69.   MetLife 425 MKT Member, LLC (DE)

      70.   MetLife OFC Member, LLC (DE)

      71. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      72. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      73. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

      74.   MetLife CB W/A, LLC (DE)

      75. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      76.   10700 Wilshire, LLC (DE)

      77.   Viridian Miracle Mile, LLC (DE)

      78. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

      79.   MetLife OBS Member, LLC (DE)

      80.   MetLife 1007 Stewart, LLC (DE)

      81. ML-AI MetLife Member 2, LLC (DE) - 82% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 18% by MetLife Insurance Company USA.

      82.   MetLife Treat Towers Member, LLC (DE)

      83.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      84. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

      85.   MetLife SP Holdings, LLC (DE)

      86.   Buford Logistics Center, LLC (DE)

      87.   ML North Brand Member, LLC (DE)

      88.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      89. MCPP Owners, LLC (DE) - 60.427% of MCPP Owners, LLC is owned by MLIC, 5.435% by MetLife Insurance Company USA, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, 13.278% MTL Leasing, LLC, and 18.641% by Daniel/MetLife Midtown Atlanta Master Limited Liability Company.

      90.   MetLife HCMJV 1 GP, LLC (DE)

      91.   MetLife HCMJV 1 LP, LLC (DE)

L.    MetLife Capital Trust IV (DE)

M.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Property Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      19.   ML 1065 Hotel, LLC

      20.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

N.    MetLife Reinsurance Company of South Carolina (SC)

O.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternative, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms at Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I & III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP Property Management, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP DMCBP Phase II Venture LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC.

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 29.2%, MetLife Insurance Company USA owns 9.7%, MetLife Insurance Co. of Korea, Ltd. owns 5.8%, MetLife Limited owns 3.1%, and Metropolitan Life Insurance Company of Hong Kong Limited owns .8%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

P.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

Q.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

R.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

S.    MetLife Capital Trust X (DE)

T.    Cova Life Management Company (DE)

U.    MetLife Reinsurance Company of Charleston (SC)

V.    MetLife Reinsurance Company of Vermont (VT)

W.    Delaware American Life Insurance Company (DE)

X.    Federal Flood Certification LLC (TX)

Y.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe Limited (Ireland) - 95.78% of MetLife Europe Limited is owned by MetLife EU Holding Company Limited and 4.22% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance Limited (Ireland)- 93% of MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Limited (United Kingdom)

                       7)  MetLife Services, Sociedad Limitada (Spain)

                       8) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       9)  MetLife Solutions S.A.S. (France)

                       10) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           aa) Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                       11) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       12) MetLife Holdings (Cyprus) Limited (Cyprus)

                           aa) American Life Insurance Company (CY) Limited (Cyprus)

                                i) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) Limited and the remaining is owned by a third party.

                       13) MetLife Services EOOD (Bulgaria)

                       14) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       15) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       16) ALICO Funds Central Europe sprav. Spol., a.s.
                           (Slovakia)

                       17) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                       18) Metropolitan Life Training and Consulting S.R.L.
                           (Romania) - 99.99% of Metropolitan Life Training & Consulting S.R.L is owned by MetLife EU Holding Company Limited and the remaining 0.01% is owned by MetLife Global Holding Company II GmbH

                   vii.  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC, 16.2046% by ALICO and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.887% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC, 1.3014% by ALICO and 0.0001% by ITAS.

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury Limited
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Saengmyoung Insurance
                                               Co. Ltd. (also known as MetLife
                                               Insurance Company of Korea
                                               Limited) (South Korea)- 14.64%
                                               is owned by MetLife Mexico, S.A.
                                               and 85.36% is owned by
                                               Metropolitan Global Management,
                                               LLC.

                                         eee)  GlobalMKT S.A. (Uruguay)

                       14.   MetLife Asia Limited (Hong Kong)

                       15. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       17. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       18. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                 viii. MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 1% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1.    Fundacion MetLife Mexico, A.C. (Mexico)

                   ix. MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000029508% is owned by MetLife Global Holding
                       Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC

                   x. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

            b) Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

      3.    International Investment Holding Company Limited (Russia)

      4. MetLife Akcionarsko Drustvo za Zivotno Osiguranje u likvidaciji (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      5.    ALICO Management Services Limited (United Kingdom)

      6.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      7. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      8.    ALICO Operations LLC (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      9. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      10. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      11.   Alpha Properties, Inc. (USA-Delaware)

      12.   Beta Properties, Inc. (USA-Delaware)

      13.   Delta Properties Japan, Inc. (USA-Delaware)

      14.   Epsilon Properties Japan, Inc. (USA-Delaware)

      15.   Iris Properties, Inc. (USA-Delaware)

      16.   Kappa Properties Japan, Inc. (USA-Delaware)

      17. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

Z.   MetLife Global Benefits, Ltd. (Cayman Islands)

AA. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC

AB.   MetLife Consumer Services, Inc. (DE)

AC.   MetLife Reinsurance Company of Delaware (DE)

AD.   MetLife Global, Inc.

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), each of which is incorporated in the State of Delaware, and the Depositor, which is incorporated in the State of Massachusetts shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of that person's service as a director, officer, or agent of the respective company, under certain circumstances, against liabilities and expenses incurred by such person (except, with respect to the Depositor, as described below regarding MetLife Employees).

As described in its governing documents, the Underwriter, which is incorporated in the state of Missouri, may indemnify, under certain circumstances, any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Underwriter. The Underwriter also has such other and further powers of indemnification as are not inconsistent with the laws of Missouri.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company serves as principal underwriter for New England Variable Life Separate Account. New England Securities Corporation served as principal underwriter until April 28, 2014. The other investment companies for which MetLife Investors Distribution Company also acts as principal underwriter:

     Metropolitan Series Fund
     Met Investors Series Trust
     First MetLife Investors Variable Annuity Account One
     General American Separate Account Two
     General American Separate Account Eleven
     General American Separate Account Twenty-Eight
     General American Separate Account Twenty-Nine
     MetLife of CT Fund UL for Variable Life Insurance
     MetLife of CT Fund UL III for Variable Life Insurance
     MetLife of CT Separate Account Eleven for Variable Annuities
     MetLife of CT Separate Account QPN for Variable Annuities
     MetLife Investors Variable Annuity Account One
     MetLife Investors Variable Life Account One
     MetLife Investors USA Separate Account A
     MetLife investors USA Variable Life Account A
     Metropolitan Life Separate Account E
     Metropolitan Life Separate Account UL
     Metropolitan Life Variable Annuity Separate Account II
     Metropolitan Tower Separate Account One
     Metropolitan Tower Separate Account Two
     New England Life Retirement Investment Account
     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     Paragon Separate Account A
     Paragon Separate Account B
     Paragon Separate Account C
     Paragon Separate Account D
     Security Equity Separate Account Twenty-Six
     Security Equity Separate Account Twenty-Seven
     Separate Account No. 13S

(b) The directors and officers of the Registrant's principal underwriter, MetLife Investors Distribution Company, and their addresses are as follows:


NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH UNDERWRITER
------------------------------------   ---------------------------------------
Elizabeth M. Forget                    Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Paul A. LaPiana                        Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Gerard Nigro                           Director
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101




Myles J. Lambert                       Chairman, President and Chief Executive Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101



Kieran R. Mullins                      Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Barbara A. Dare                        Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Donald Leintz                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


John F. Kyne, III                     Vice President and Chief Compliance Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


John G. Martinez                      Vice President and Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647



Tyla L. Reynolds                     Vice President and Secretary
600 North King Street
Wilmington, DE 19801



Marlene B. Debel                     Treasurer
1095 Avenue of the Americas
New York, NY 10036

(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                                          (3)
                                                      (2)           COMPENSATION ON
                     (1)                       NET UNDERWRITING    EVENTS OCCASIONING       (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND     THE DEDUCTION OF A    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS     DEFERRED SALES LOAD   COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ --------------------- ------------- -------------
MetLife Investors Distribution Company....... $3,390,499                  --                --            --


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:


(a)        Registrant


(b)        Metropolitan Life Insurance Company
           200 Park Avenue
           New York, NY 10166


(c)        MetLife Investors Distribution Company
           1095 Avenue of the Americas
           New York, New York 10036


(d)        Metropolitan Life Insurance Company
           One Financial Center
           Boston, MA 02111


(e)        Metropolitan Life Insurance Company
           18210 Crane Nest Drive
           Tampa, FL 33647


ITEM 32. MANAGEMENT SERVICES

Not applicable


ITEM 33. FEE REPRESENTATION

New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on April 27, 2016.


                                     New England Variable Life Separate Account
                                                (Registrant)


                                     By: New England Life Insurance Company
                                                (Depositor)


                                     By: /s/ Peter H. Duffy
                                        ---------------------------------------
                                        Peter H. Duffy
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on April 27, 2016.


                                     New England Life Insurance Company


                                     By: /s/ Peter H. Duffy
                                        ---------------------------------------
                                        Peter H. Duffy
                                        Vice President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 27, 2016.



             *                Chairman of the Board, President and Chief Executive
------------------------      Officer and a Director
      Eric T. Steigerwalt

             *                Director
------------------------
    Kimberly A. Berwanger

             *                Director, Executive Vice President and Chief Accounting
------------------------      Officer
      Peter M. Carlson

             *                Director
------------------------
        Kumar Das Gupta

             *                Director, Senior Vice President and Chief Legal Officer
------------------------
       Christine DeBiase

             *                Director
------------------------

       Meghan S. Doscher

                              Director
------------------------
      Jeffrey P. Halperin

             *                Director
------------------------
       Gene L. Lunman

             *                Vice President and Chief Financial Officer
------------------------
       Anne M. Belden

By: /s/ John M. Richards
     --------------------------------
     John M. Richards, Esq.
     Attorney-in-fact

* Executed by John M. Richards, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No.21 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 28, 2015.

                                 EXHIBIT INDEX


(n)               Consent of Independent Registered Public Accounting Firm

(r)               Powers of Attorney